As filed with the Securities and Exchange Commission on August 19, 2009

Registration No. 333-160663

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1	☐ Post-Effective Amendment No.

(Check Appropriate Box or Boxes)

ICAP FUNDS, INC.

(Exact Name of Registrant As Specified in Charter)

51 Madison Avenue,
New York, New York 10010

(Address of Principal Executive Offices)

(212) 576-7000

(Registrant’s Area Code and Telephone Number)

Marguerite E. H. Morrison, Esq.
ICAP Funds, Inc.
51 Madison Avenue
New York, New York 10010

(Name and Address of Agent for Service)

With Copies to:

Sander M. Bieber, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter be effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Title of securities being registered: Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 shares of common stock, par value $0.01 per share, of the following series of the Registrant: MainStay ICAP Select Equity Fund.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

THE MAINSTAY FUNDS
MAINSTAY MID CAP VALUE FUND
(“MID CAP VALUE FUND”)

MAINSTAY VALUE FUND
(“VALUE FUND”)
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS
To Be on Held Friday, October 16, 2009

To Our Shareholders:

The Board of Trustees (the “Board”) of The MainStay Funds (the “Trust”) has called a Special Meeting of Shareholders (the “Special Meeting”) of the Mid Cap Value Fund and the Value Fund (each an “Acquired Fund,” and collectively, the “Acquired Funds”). The Special Meeting is scheduled to begin at 9:00 am Eastern time, on Friday, October 16, 2009, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

At the Special Meeting, you will be asked to consider and vote on the proposed transaction described below that relates to the Acquired Fund in which you hold shares. Note that each transaction described below is part of a larger initiative involving a number of funds in the MainStay Group of Funds that is designed to create a stronger, more cohesive family of funds overall.

The Trust, a Massachusetts business trust, currently offers 20 separate series of funds. The accompanying Notice of Special Meeting and Proxy Statement/Prospectus relate solely to the Acquired Funds and the fund into which each Acquired Fund is proposed to reorganize.

At the Special Meeting, as a shareholder of one or both of the Acquired Funds, you will be asked to consider and vote upon one or both of the following proposals:

(1)	To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Mid Cap Value Fund by the MainStay ICAP Select Equity Fund, a series of ICAP Funds, Inc. (the “ICAP Select Equity Fund,” and collectively with the Acquired Funds, the “Funds,” and each a “Fund”), in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Mid Cap Value Fund; and

(ii) the subsequent distribution of the shares and liquidation and dissolution of the Mid Cap Value Fund (the “Mid Cap Value Reorganization”);
(2)	To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Value Fund by the ICAP Select Equity Fund, in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Value Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Value Fund (the “Value Reorganization”); and
(3)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of the Trust, after careful consideration, unanimously approved the proposals and recommends that shareholders of each of the Acquired Funds vote “FOR” the proposals.

If the transactions described in the Mid Cap Value Reorganization and the Value Reorganization (each a “Reorganization,” and collectively, the “Reorganizations”) take place, you will become a shareholder of the ICAP Select Equity Fund on the date the respective Reorganization occurs. Only shareholders of the Mid Cap Value Fund will vote on the Mid Cap Value Reorganization, and only shareholders of the Value Fund will vote on the Value Reorganization. Shareholder approval or completion of one Reorganization is not contingent upon, and will not affect, shareholder approval or completion of the other Reorganization.

After considering the recommendation of New York Life Investments, the investment advisor to each of the Funds, the Board of Trustees concluded that the Reorganizations would benefit the shareholders of each Acquired Fund for several reasons, including the potential for cost savings over time due to economies of scale from combined portfolio assets and possible decreased expenses. The Board reviewed the Reorganizations proposed by New York Life Investments in the context of New York Life Investments’ larger initiative involving a number of funds in the MainStay Group of Funds, including the Funds, among other factors.

You are being asked to consider and vote on an Agreement and Plan of Reorganization with respect to each Acquired Fund in which you hold shares. The accompanying materials describe the proposed transactions and compare the strategies and expenses of each Acquired Fund with the ICAP Select Equity Fund for your evaluation.

A Proxy Statement/Prospectus that describes the Reorganizations is enclosed. Your vote is very important to us, regardless of the number of shares of the Acquired Funds you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. You may cast your vote simply by completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or by following the instructions on the voting instruction card for voting your proxy on the Internet or by touch-tone telephone. If you have any questions before you vote, please contact the Funds by calling toll-free 800-MAINSTAY (624-6782). It is important that your vote be received no later than the time of the Special Meeting on Friday, October 16, 2009.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,
Stephen P. Fisher President The MainStay Funds

THE MAINSTAY FUNDS
MAINSTAY MID CAP VALUE FUND
(“MID CAP VALUE FUND”)

MAINSTAY VALUE FUND
(“VALUE FUND”)
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on October 16, 2009

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of the Mid Cap Value Fund and of the Value Fund (each an “Acquired Fund,” and collectively, the “Acquired Funds”), each a series of The MainStay Funds, a Massachusetts business trust (the “Trust”), will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on Friday, October 16, 2009 at 9:00 am Eastern time.

At the Special Meeting, as a shareholder of one or both of the Acquired Funds, you will be asked to consider and vote upon one or both of the following proposals, as applicable:

(1)	To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Mid Cap Value Fund by the MainStay ICAP Select Equity Fund, a series of ICAP Funds, Inc. (the “ICAP Select Equity Fund,” and collectively with the Acquired Funds, the “Funds,” and each a “Fund”), in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Mid Cap Value Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Mid Cap Value Fund (the “Mid Cap Value Reorganization”);
(2)	To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Value Fund by the ICAP Select Equity Fund, in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Value Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Value Fund (the “Value Reorganization”); and

(3)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Your attention is directed to the accompanying combined Proxy Statement/Prospectus for further information regarding the Special Meeting and the Mid Cap Value Reorganization and Value Reorganization (each a “Reorganization,” and collectively, the “Reorganizations”). You may vote at the Special Meeting on the Reorganization of each Acquired Fund of which you are the record owner of shares as of the close of business on July 27, 2009 (the “Record Date”). Shareholder approval or completion of one Reorganization is not contingent upon, and will not affect, shareholder approval or completion of the other Reorganization.

If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may authorize a proxy to vote on your behalf simply by completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or by following the instructions on the voting instruction card for voting your proxy on the Internet or by touch-tone telephone.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Funds for additional information by calling toll-free at 800-MAINSTAY (624-6782).

By Order of the Board of Trustees,
Marguerite E. H. Morrison Chief Legal Officer and Secretary August 26, 2009

IMPORTANT NOTICE:
YOUR VOTE IS VERY IMPORTANT TO US, NO MATTER HOW MANY SHARES YOU OWN. PLEASE VOTE BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO AUTHORIZE YOUR PROXY ON THE INTERNET OR OVER THE TELEPHONE. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

QUESTIONS AND ANSWERS RELATING TO THE PROPOSALS

What are the Proposed Changes to the MainStay Mid Cap Value Fund and MainStay Value Fund?

As a shareholder of the MainStay Mid Cap Value Fund (the “Mid Cap Value Fund”) or the MainStay Value Fund (the “Value Fund”) (each an “Acquired Fund,” and collectively, the “Acquired Funds”), you are being asked to approve an Agreement and Plan of Reorganization that provides for the reorganizations (each a “Reorganization,” and collectively, the “Reorganizations”) of the Mid Cap Value Fund (the “Mid Cap Value Reorganization”) or the Value Fund (the “Value Reorganization”), as applicable, with and into the MainStay ICAP Select Equity Fund (the “ICAP Select Equity Fund,” and collectively with the Acquired Funds, the “Funds”). Following the completion of a Reorganization, the reorganized Acquired Fund will be subsequently liquidated and dissolved.

In considering a Reorganization, a shareholder of each Acquired Fund should be aware of the similarities and differences between the investment objectives and strategies of the Acquired Fund and the ICAP Select Equity Fund. With respect to the Value Fund, in connection with the Board’s decision to engage ICAP as the Value Fund’s interim subadvisor effective June 29, 2009, the Board approved modifications to the Value Fund’s investment objective, principal investment strategies, investment process, principal risks and primary benchmark index so that they are materially identical to those of the ICAP Select Equity Fund. These modifications are discussed in the Supplement dated June 29, 2009 to the Value Fund’s prospectus. As a result of these modifications, on the date of the Special Meeting there are not expected to be any material differences between the investment strategies, investment processes, principal risks and primary benchmark indices of the Value Fund and the ICAP Select Equity Fund.

With respect to the Mid Cap Value Fund, shareholders should be aware that the Mid Cap Value Fund’s and the ICAP Select Equity Fund’s investment objectives are both to seek total return, but the Mid Cap Value Fund’s objective is to seek total return specifically through a combination of capital appreciation and income. Moreover, while the ICAP Select Equity Fund invests primarily in companies with larger capitalizations, the Mid Cap Value Fund invests a substantial portion of its assets in the securities of mid-capitalization companies. The ICAP Select Equity Fund is classified in the Large-Cap Value category by Morningstar, Inc., while the Mid Cap Value Fund is classified in the Mid-Cap Value category. Shareholders of the Mid Cap Value Fund should review with care the more detailed comparisons in the section entitled “Comparison of Investment Objectives, Strategies, Risk Factors and Management” with respect to this

Reorganization beginning on page 6 of the accompanying Proxy Statement/Prospectus and Exhibit B thereto, which contain additional comparative information regarding the Mid Cap Value Fund and the Acquiring Fund.

Shareholders’ votes will be tabulated separately for each Reorganization, and you are only being asked to vote with respect to the Reorganization relating to the Acquired Fund in which you hold shares. Following the completion of the Reorganization, the reorganized Acquired Fund will subsequently be liquidated and dissolved.

Is Either Reorganization Contingent Upon Shareholder Approval or the Completion of the Other Reorganization?

No. Shareholder approval or completion of one Reorganization is not contingent upon, and will not affect, shareholder approval or completion of the other Reorganization.

What Will I Receive in Exchange for My Shares if the Reorganization is Approved?

If the Reorganization of the Acquired Fund or Acquired Funds in which you hold shares takes place, in exchange for the shares of the Acquired Fund or Acquired Funds you currently hold, you will become a shareholder of the corresponding class of shares of the ICAP Select Equity Fund on or about the close of business on October 28, 2009, or on such other date as the parties may agree (the “Closing Date”).

What did the Boards Consider When They Approved Each Reorganization?

In evaluating each Reorganization, the Funds’ Boards of Directors/Trustees (collectively, the “Board”), including all of the Directors/Trustees who are not “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940, as amended), considered detailed information provided by New York Life Investment Management LLC (“New York Life Investments”) in support of its recommendation to approve each Reorganization and other factors, including, for each Reorganization: (1) that the shareholders of each Acquired Fund may benefit by becoming shareholders of the larger, combined ICAP Select Equity Fund that may be better positioned over time to realize lower expenses through achieving improved economies of scale; (2) that each Reorganization is part of a larger initiative of New York Life Investments designed to reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the fund lineup overall, and offer funds with asset levels to potentially benefit shareholders with economies of scale; (3) that each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes; (4) the proposed allocation of the direct and indirect costs of each Reorganization between New York Life Investments and the participating Funds; and (5) possible alternatives to the Reorganizations, which could include the possible liquidation of one or both of the Acquired Funds. With respect to each Reorganization, the Board also compared the investment objectives and strategies of each Acquired Fund with the ICAP Select Equity Fund, both before and after any recent modifications to such objectives and strategies. The Board considered the expected impact of each proposed Reorganization on the total fund operating expenses that current shareholders of the applicable Acquired Fund pay and the likelihood that New York Life Investments would propose changes to the current contractual expense limitations of an Acquired Fund if the applicable Reorganization is not approved by the shareholders of the Acquired Fund. Based on these considerations and others, the Board determined that the interests of the shareholders of the applicable Acquired Fund and the ICAP Select Equity Fund will not be diluted as a result of each Reorganization, and that each Reorganization is in the best interests of the shareholders of each participating Fund.

More information about the Board’s considerations may be found in the Section of the accompanying Proxy Statement/Prospectus entitled “Information about the Reorganizations — Board Considerations.”

Will there be any Changes to the Portfolio Management of the Funds as a Result of the Reorganization?

Because the Board approved Institutional Capital LLC (“ICAP”) as the Value Fund’s interim subadvisor effective June 29, 2009, there will be no change to the Value Fund’s portfolio managers as a result of the Value Reorganization. These changes are discussed in the Supplement dated June 29, 2009 to the Value Fund’s Prospectus.

As discussed in a Supplement dated June 29, 2009 to the Mid Cap Value Fund’s Prospectus, effective June 29, 2009, the prior subadvisor to the Mid Cap Value Fund ceased serving as subadvisor to that Fund and New York Life Investments assumed the day-to-day portfolio management responsibilities for the Fund directly, without the use of a subadvisor.

ICAP is the subadvisor for the ICAP Select Equity Fund. New York Life Investments is expected to continue managing the Mid Cap Value Fund through the Closing Date, at which time the portfolio managers of ICAP will manage the combined ICAP Select Equity Portfolio, as described more fully in the accompanying Proxy Statement/Prospectus.

Will Shareholders of an Acquired Fund Pay Higher Expenses Following the Reorganization?

With respect to the Mid Cap Value Fund, on a pro forma basis assuming either or both of the Reorganizations had occurred and absent currently-effective expense limitation agreements, the total annual fund operating expenses for the combined ICAP Select Equity Fund are expected to be lower than current total annual fund operating expenses applicable to all share classes of the Mid Cap Value Fund. However, when applying the current expense limitations applicable to the Mid Cap Value Fund, the pro forma net total annual fund operating expenses for the combined ICAP Select Equity Fund are expected to be higher than all classes of the Mid Cap Value Fund other than Class A shares.

With respect to the Value Fund, on a pro forma basis assuming either or both of the Reorganizations had occurred and absent currently-effective expense limitation agreements, the total annual fund operating expenses for the combined ICAP Select Equity Fund are expected to be higher than all classes of the Value Fund on a net and gross basis.

To minimize any negative impact on the total annual operating expenses of the ICAP Select Equity Fund caused by one or both of the Reorganizations, for a period of one year commencing on the Closing Date, New York Life Investments voluntarily has agreed to waive a portion of the ICAP Select Equity Fund’s management fee or reimburse the expenses of the ICAP Select Equity Fund’s share classes such that no share class of the ICAP Select Equity Fund will experience an increase in total ordinary operating expenses of more than 0.01% as a result of the Reorganizations, as compared to the ICAP Select Equity Fund’s total ordinary operating expenses determined as of September 30, 2009. Taking this voluntary waiver into account, and assuming that the total annual operating expenses of the ICAP Select Equity Fund are the same through September 30, 2009 as they were through April 30, 2009, certain classes of the Acquired Funds may experience a decrease in total annual fund operating expenses as a result of the Reorganizations.

Please see the section of the accompanying Proxy Statement/Prospectus entitled “Comparison of Fees and Expenses” for more information regarding the current total annual fund operating expenses of the Funds, and how these expenses are expected to change as a result of one or both of the Reorganizations.

What are the Tax Implications for Each Reorganization?

Completion of each Reorganization is conditioned upon receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Each Acquired Fund will pay any dividends out of net investment income or capital gains to shareholders as required prior to the Reorganizations and Acquired Fund shareholders may be responsible for the tax consequences of these distributions. However, it is currently anticipated that neither of the Acquired Funds will make a capital gain distribution prior to its Reorganization.

If Approved, When will Each Reorganization Occur?

If approved by the Acquired Fund shareholders and all the contingencies set forth in the applicable Agreement and Plan of Reorganization are satisfied, each Reorganization will take place on the Closing Date, which is scheduled to occur on or about October 28, 2009.

Will Acquired Fund Shareholders Bear the Expenses of the Reorganization?

New York Life Investments has agreed to bear one-half of the direct expenses relating to each Reorganization, including solicitation costs. The remaining one-half will be borne by Mid Cap Value Fund with respect to the Mid Cap Value Reorganization and Value Fund with respect to the Value Reorganization. However, due to former or currently applicable expense limitation agreements in place with respect to each Acquired Fund, it is likely that New York Life Investments also will indirectly bear some or all of those direct costs. New York Life Investments estimates the total cost of the Mid Cap Value Reorganization to be between $185,000 and $210,000, and the total cost of the Value Reorganization to be between $275,000 and $300,000. Each Acquired Fund will bear any costs associated with making its portfolio adjustments in anticipation of its Reorganization, including brokerage fees and expenses.

Has the Board Approved Each Reorganization?

Yes, the Board has approved each Reorganization and recommends that shareholders of each Acquired Fund vote “FOR” the applicable Reorganization.

INSTRUCTIONS FOR SIGNING PROXY CARDS

THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS MAY BE OF ASSISTANCE TO YOU AND MAY HELP AVOID THE TIME AND EXPENSE INVOLVED IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD PROPERLY.

(1)	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.
(2)	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.
(3)	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

FOR EXAMPLE:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/01/01/01
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o/John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

(1)	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.
(2)	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.
(3)	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid return envelope provided.
(4)	VOTE IN PERSON AT THE SPECIAL MEETING.

PROXY STATEMENT/PROSPECTUS
AUGUST 20, 2009

MAINSTAY GROUP OF FUNDS
THE MAINSTAY FUNDS
51 MADISON AVENUE
NEW YORK, NEW YORK 10010
(212) 576-7000

PROXY STATEMENT FOR:
MAINSTAY MID CAP VALUE FUND
(“MID CAP VALUE FUND”)
AND
MAINSTAY VALUE FUND
(“VALUE FUND”)

PROSPECTUS FOR:
MAINSTAY ICAP SELECT EQUITY FUND
(“ICAP SELECT EQUITY FUND”)

Introduction

This combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of The MainStay Funds (the “Trust”), a Massachusetts business trust, on behalf of the Mid Cap Value Fund and of the Value Fund (each an “Acquired Fund,” and collectively, the “Acquired Funds”), each a series of the Trust, for a Special Meeting of Shareholders of the Acquired Funds (“Special Meeting”). The Special Meeting will be held on Friday, October 16, 2009 beginning at 9:00 am Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

As is more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on the following proposals as described below:

(1)	To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Mid Cap Value Fund by the ICAP Select Equity Fund, a series of ICAP Funds, Inc., in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Mid Cap Value Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Mid Cap Value Fund (the “Mid Cap Value Reorganization”);

(2)	To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Value Fund by the ICAP Select Equity Fund, in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Value Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Value Fund (the “Value Reorganization”); and
(3)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Because shareholders of the Mid Cap Value Fund and the Value Fund are being asked to approve the Mid Cap Value Reorganization and the Value Reorganization, respectively (each a “Reorganization,” and collectively, the “Reorganizations”), this Proxy Statement also serves as a Prospectus for the ICAP Select Equity Fund (collectively with the Acquired Funds, the “Funds,” and each a “Fund”). The approximate mailing date of this Proxy Statement is August 26, 2009. Each Fund is a series of an open-end management investment company.

The Acquired Funds each offer Investor Class and Class A, B, C, I, R1 and R2 shares only. The ICAP Select Equity Fund offers Investor Class and Class A, C, I, R1 and R2 shares, as well as Class R3 shares, which are not included in the Proxy Statement/Prospectus. The ICAP Select Equity Fund does not currently offer Class B shares but has registered such shares with the U.S. Securities and Exchange Commission (“SEC”) to be offered to current Class B shareholders of the Acquired Funds in connection with the Reorganizations. If the Reorganizations are approved, holders of shares of the Acquired Funds will receive shares of the corresponding class of the ICAP Select Equity Fund in an amount equal to the value of their Acquired Fund shares. See “Information About the Reorganizations” below.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information that shareholders of the Acquired Funds should know about the ICAP Select Equity Fund before voting on the Reorganizations. A Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus, dated August 20, 2009 containing additional information about the Reorganizations and the parties thereto, has been filed with the SEC and is incorporated herein by reference. For more information about the Funds, including a more detailed discussion of the investment objectives, policies and restrictions of the Funds, see the Prospectuses and SAIs for the Acquired Funds and the ICAP Select Equity Fund, each dated March 2, 2009, each as supplemented from time to time, which are available upon request from the

Funds without charge. The Prospectus and SAI for each Acquired Fund are incorporated herein by reference.

Each Fund also provides periodic reports to its shareholders that highlight certain important information about the Funds, including investment results and financial information. The annual reports for each Fund dated October 31, 2008 and the semiannual reports for each Fund dated April 30, 2009 are incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, and annual and semiannual reports for each of the Funds, without charge, by writing to MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, by calling toll-free 800-MAINSTAY (624-6782), or by visiting our web site at mainstayinvestments.com.

You also may review and copy information about each Fund (including their respective SAIs) at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549, or you may obtain copies of this information, after paying a duplicating fee, by electronic mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section at the above address. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreements and Plans of Reorganization (each a “Reorganization Agreement,” and collectively, the “Reorganization Agreements”), a form of which is attached to this Proxy Statement/Prospectus as Exhibit A. The Reorganization Agreements are identical except for the names of the Acquired Funds. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information regarding each Fund, please read each Fund’s Prospectus.

The Reorganizations

At a meeting held on June 23, 2009, the Board of Trustees of the Acquired Funds (collectively, the “Board”), in each case by a unanimous vote, approved the Reorganization Agreements. Subject to the approval of the shareholders of the Acquired Funds, the applicable Reorganization Agreement provides for:

•	the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund by the ICAP Select Equity Fund in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund;
•	the distribution of shares of the ICAP Select Equity Fund to the shareholders of the Acquired Fund; and
•	the subsequent liquidation and dissolution of the Acquired Fund.

Each Reorganization is subject to approval by the shareholders of the respective Acquired Fund. Shareholder approval or completion of one Reorganization is not contingent upon, and will not affect, shareholder approval or completion of the other Reorganization.

Each Reorganization, if approved by shareholders, is scheduled to take place on or about the close of business on October 28, 2009, or on such other date as the parties may agree (the “Closing Date”). As a result of the Reorganizations, each shareholder of the Acquired Funds will become the owner of the number of full and fractional shares of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the applicable Acquired Fund held by that shareholder as of the close of business on the Closing Date. No sales charges will be imposed as a result of the Reorganizations. See “Information About the Reorganizations” below.

Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. See “Information About the Reorganizations” below. Prior to the Reorganizations, the Acquired Funds will pay any dividends out of net investment income or distribution of capital gains to shareholders as required. These distributions will be taxable to Acquired Fund shareholders that are subject to taxation. However, it is currently anticipated that there will not be a capital gain distribution prior to the Reorganizations.

The Reorganizations will not affect your right to purchase and redeem shares, to exchange among other MainStay Funds with which you would have been able to exchange prior to the Reorganizations, or to receive dividends and other distributions (except that after the Reorganizations, you will receive any dividends and distributions from the ICAP Select Equity Fund rather than an Acquired Fund).

IN CONSIDERING WHETHER TO APPROVE THE REORGANIZATIONS YOU SHOULD NOTE THAT:

•	Each Reorganization is part of a larger initiative to reposition, rationalize and streamline the MainStay Group of Funds in order to reduce duplication among funds, strengthen the fund lineup overall, and offer funds with higher asset levels to potentially benefit shareholders through economies of scale;
•	The Funds are each managed by New York Life Investments;
•	The ICAP Select Equity Fund and the Value Fund each are subadvised by Institutional Capital LLC (“ICAP”), while the Mid Cap Value Fund currently does not have a subadvisor (see “Information About the Management of the Funds” below);
•	As of the Special Meeting, the ICAP Select Equity Fund and the Value Fund will have the same portfolio managers and materially identical investment objectives, strategies and risks, while the ICAP Select Equity Fund and the Mid Cap Value Fund will have similar investment objectives and risks but different investment strategies;
•	The Value Fund and the ICAP Select Equity Fund are each classified in the Large-Cap Value category by Morningstar, Inc., while the Mid Cap Value Fund is classified in the Mid-Cap Value category;
•	Total assets of the Mid Cap Value Fund, the Value Fund and the ICAP Select Equity Fund as of April 30, 2009 were approximately $132 million, $309 million and $1.3 billion, respectively;

•	New York Life Investments expects shareholders of the Funds over time to benefit from potential economies of scale, including potentially decreased expenses, with two or three investment portfolios becoming one larger investment portfolio;
•	While recognizing that past performance is not a guarantee of future results, particularly in the case of the Value Fund, which recently has appointed a new subadvisor and has modified its investment objective, principal investment strategies, investment process, principal risks and primary benchmark index, the ICAP Select Equity Fund, as of April 30, 2009, gross of expenses, outperformed each of the Acquired Funds over the previous three- and five-year periods and outperformed the Value Fund for the previous one- and ten-year periods, while underperforming the Mid Cap Value Fund over the previous one- and ten-year periods;
•	With respect to the Mid Cap Value Fund and absent currently-effective expense limitation agreements, on a pro forma basis assuming either or both of the Reorganizations had occurred, the total annual fund operating expenses for the combined ICAP Select Equity Fund are expected to be lower than current total annual operating expenses applicable to all share classes of the Mid Cap Value Fund. However, when applying the current expense limitations applicable to the Mid Cap Value Fund, the pro forma net total annual fund operating expenses for the combined ICAP Select Equity Fund are expected to be higher than all classes of the Mid Cap Value Fund other than Class A shares;
•	With respect to the Value Fund, making the same assumptions described above, on a pro forma basis assuming either or both of the Reorganizations had occurred, the net total annual fund operating expenses for the combined ICAP Select Equity Fund are expected to be higher than all classes of the Value Fund on a net and gross basis;
•	To minimize any negative impact on the total annual operating expenses of the ICAP Select Equity Fund caused by one or both of the Reorganizations, for a period of one year commencing on the Closing Date, New York Life Investments voluntarily has agreed to waive a portion of the ICAP Select Equity Fund’s management fee or reimburse the expenses of the ICAP Select Equity Fund’s share classes such that no share class of the ICAP Select Equity Fund will experience an increase in total ordinary operating expenses of more than 0.01% as a result of the Reorganizations, as compared to the ICAP Select Equity Fund’s total ordinary operating expenses determined as of September 30, 2009;
•	Each Acquired Fund has benefited from historical expense caps and waivers approved by the Board, and New York Life Investments has advised the Board that if a Reorganization is not approved, New York Life Investments likely would seek Board approval to modify or eliminate the expense caps and waivers currently in place with respect to the applicable Acquired Fund (in this regard, shareholders of each Acquired Fund may wish to note that New York Life Investments had initially proposed Board consideration of modifications to ease the expense caps and waivers in place with respect to each Acquired Fund in connection the Board’s most recent annual review of the Fund’s advisory and with subadvisory agreements, but had determined not to pursue these modifications in light of its proposal to reorganize each Acquired Fund);
•	With respect to each Reorganization, the Acquired Fund will bear one-half of the direct expenses, including solicitation costs, relating to its Reorganization and New York Life Investments will bear directly the remaining one-half of these costs (although it is likely that New York Life Investments also will indirectly bear some or all of the costs apportioned to the respective Acquired Funds pursuant to expense limitation agreements in place with respect to the Acquired Funds);
•	Each Acquired Fund will bear the costs associated with making its portfolio adjustments in anticipation of its Reorganization, including brokerage fees and expenses;
•	New York Life Investments intends each Reorganization to qualify as a tax-free reorganization, and completion of each Reorganization is conditioned upon receiving an opinion of counsel to that effect, therefore avoiding any federal tax consequences to the shareholders of the respective Acquired Funds; and
•	Neither Reorganization will result in a dilution of the economic interests of the respective Acquired Fund’s shareholders because each Acquired Fund’s shareholders will receive ICAP Select Equity Fund shares with the same aggregate net asset value as their Acquired Fund shares.

Approval of each Reorganization will require the affirmative vote of the holders of a majority of the “outstanding voting securities” of the applicable Acquired Fund, as specified under the Investment Company Act of 1940, as amended (the “1940 Act”). See “Voting Information” below. Again, approval of a Reorganization by one Acquired Fund’s shareholders is not contingent upon, nor will it affect, the Reorganization of the other Acquired Fund.

Board Recommendation

For the reasons set forth below in the sections of this Proxy Statement entitled “Reasons for the Reorganizations” and “Board Considerations,” the Board, including all of the Trustees who are not “interested persons” of the Funds (as that term is defined in the 1940 Act) has concluded that each Reorganization would be in the best interests of the participating Funds, and that the interests of neither Acquired Fund’s existing shareholders would be diluted as a result of the respective Reorganizations. The Board, therefore, has submitted the Reorganization Agreements for approval by the shareholders of the Acquired Funds.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH ACQUIRED FUND VOTE “FOR” THE RESPECTIVE REORGANIZATION.

COMPARATIVE INFORMATION RELATING TO THE
REORGANIZATIONS

Comparison of Investment Objectives, Strategies, Risk Factors and Management

This section highlights some of the significant similarities and differences between the investment objectives, principal investment strategies, and risk factors applicable to the Acquired Funds and the ICAP Select Equity Fund. There are no material differences between the fundamental investment restrictions of either of the Acquired Funds and the ICAP Select Equity Fund, except as is noted below with respect to the fundamental nature of the ICAP Select Equity Fund’s investment objective. For a complete comparison of the Funds’ investment objectives, principal investment strategies, and risk factors, please see Exhibit B of this Proxy Statement/Prospectus.

Value Fund: As described in a Supplement dated June 29, 2009 to the Value Fund’s Prospectus, effective as of that date, the Value Fund retained ICAP as its interim subadvisor and modified its investment objective, principal investment strategies, investment process, principal risks and primary benchmark index such that they are materially identical to the ICAP Select Equity Fund. Both Funds also have the same subadvisor and portfolio managers. Accordingly, there are not expected to be any significant differences between the portfolio composition or management of the Value Fund and the ICAP Select Equity Fund on the date of the Special Meeting.

Mid Cap Value Fund: As described in a Supplement to the Mid Cap Value Fund’s Prospectus dated June 29, 2009, effective as of that date, the Mid Cap Value Fund is managed by New York Life Investments without the use of a subadvisor. The list below highlights some of the significant similarities and differences between the Mid Cap Value Fund and the ICAP Select Equity Fund:

•	While both the ICAP Select Equity Fund and the Mid Cap Value Fund seek total return as their investment objectives, the Mid Cap Value Fund’s investment objective also indicates that it seeks total return from a combination of capital appreciation and income.
•	While both Funds invest primarily in equity securities, the Mid Cap Value Fund normally invests at least 80% of its assets in common and preferred stock of companies that have market capitalizations at the time of investment similar to the companies in the Russell Midcap® Value Index, while the ICAP Select

Equity Fund normally invests at least 80% of its assets in common stock or other equity securities in companies with market capitalizations of $2 billion or more at the time of investment.
•	Each Fund seeks to find securities of companies that it believes are undervalued, although the portfolio managers use a different process to determine when a security is undervalued, as described in Exhibit B. The Mid Cap Value Fund typically also focuses on equity securities that pay dividends and typically invests more extensively than the ICAP Select Equity Fund in equity securities that are traded on the over-the-counter market.
•	The Mid Cap Value Fund may invest up to 20% of its assets in debt securities, U.S. government securities and cash and cash equivalents, including repurchase agreements, although the Fund does not typically invest a significant amount in these types of investments. While the ICAP Select Equity Fund may also invest in these types of investments, it does not consider these investments to be a principal investment strategy.
•	The ICAP Select Equity Fund considers investments in foreign companies as part of its principal investment strategies and is, therefore, more likely to invest in securities of foreign companies than the Mid Cap Value Fund.
•	While the ICAP Select Equity Fund typically only invests in 20 to 30 securities at a time, the Mid Cap Value Fund typically invests in more. For example, as of April 30, 2009, the Mid Cap Value Fund held 74 securities.
•	While both Funds are authorized to engage in lending portfolio securities, only the Mid Cap Value Fund identifies securities lending as a principal investment strategy in its Prospectus. However, note that as of September 18, 2008, the Funds, like all of the funds in the MainStay Group of Funds, have temporarily suspended securities lending.
•	While the ICAP Select Equity Fund’s Prospectus lists the risks of options and futures among its Principal Risks and the Mid Cap Value Fund’s Prospectus does not, neither Fund was invested significantly in options or futures as of April 30, 2009.
•	Each Fund is subject to the risks of equity and value investing and of investing in mid cap stocks. The Mid Cap Value Fund is also subject to the risks associated with securities lending and the ICAP Select Equity Fund is also subject to the risks of having a smaller number of holdings, investing in options and futures, foreign investing and higher portfolio turnover.
•	Due to its trading strategies, the ICAP Select Equity Fund is more likely to experience portfolio turnover of greater than 100% than the Mid Cap Value Fund.
•	As of April 30, 2009, the Mid Cap Value Fund had approximately $132 million assets under management and the ICAP Select Equity Fund had approximately $1.3 billion assets under management.

More information about the investment objectives and strategies of the Funds is contained in Exhibit B to this Proxy Statement/Prospectus. Further information may be found in the Funds’ Statements of Additional Information, which are incorporated herein by reference and available upon request by calling toll-free 800-MAINSTAY (624-6782) or by visiting our website at mainstayinvestments.com.

The following tables contain information regarding the assets, holdings, and management of the Funds. Unless otherwise indicated, this information is as of April 30, 2009 and does not, therefore reflect certain changes in the Value Fund’s management, investment objective and strategies that took effect on June 29, 2009. Please note that as a result of these more recent changes, the information provided about the Value Fund is expected to be substantially similar to that of the ICAP Select Equity Fund on the date of the Special Meeting.

As of April 30, 2009	Mid Cap Value Fund	Value Fund	ICAP Select Equity Fund
Net Assets	$132.3 million	$308.8 million	$1,336.4 million
Number of Holdings	74	64	30
Portfolio Composition	96.1% - Equities 3.9% - Cash	93.6% - Equities 6.4% - Cash	96.8% - Equities 3.2% - Cash
Primary Benchmark	Russell Midcap® Value Index(1)	S&P 500® Index(2)	S&P 500® Index(2)
Secondary Benchmark	None	Russell 1000® Value Index(3)	S&P 500/Citigroup Value Index(4)
% of Assets under Management (AUM) in Top 10 Holdings	22.6%	28.5%	43.7%
Portfolio Turnover Rate (As of 10/31/08)	50%	57%	117%
Investment Manager	New York Life Investments	New York Life Investments	New York Life Investments
Subadvisor	None(5)	ICAP(6)	ICAP
Portfolio Manager(s)	Tony Elavia * In his capacity as an officer of New York Life Investments.	Jerrold K. Senser, CFA Thomas R. Wenzel, CFA	Jerrold K. Senser, CFA Thomas R. Wenzel, CFA

(1)	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. Equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.
(2)	The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index. Effective June 29, 2009, the Value Fund selected the S&P 500® Index as its primary benchmark. Prior to that date, the Value Fund’s primary benchmark was the Russell 1000® Value Index. The Value Fund has selected the S&P 500® Index as its primary benchmark index in replacement of the Russell 1000® Value Index because it believes the S&P 500® Index is more reflective of the Value Fund’s current investment style.
(3)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
(4)	The S&P 500/Citigroup Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. You cannot invest directly in an index.
(5)	New York Life Investments assumed direct responsibility over the day-to-day portfolio management of the Mid Cap Value Fund effective June 29, 2009, the date the prior subadvisor to the Mid Cap Value Fund ceased advising the Mid Cap Value Fund.
(6)	ICAP became the interim subadvisor of the Value Fund effective June 29, 2009, the date the prior subadvisor to the Value Fund ceased advising the Value Fund.

Top Ten Holdings as of April 30, 2009:

Mid Cap Value Fund		Value Fund(1)		ICAP Select Equity Fund
Name	% Net Assets	Name	% Net Assets	Name	% Net Assets
Kroger Co. (The)	2.65%	iShares Russell 1000 Value Index Fund (exchange traded fund)(2)	4.03%	Wyeth	5.15%
Aspen Insurance Holdings, Ltd.	2.63%	AT&T, Inc.	3.40%	EI Du Pont de Nemours & Co.	4.96%
NewAlliance Bancshares, Inc.	2.61%	Chevron Corp.	3.21%	CVS Caremark Corp.	4.73%
Cablevision Systems Corp.-Class A	2.23%	JPMorgan Chase & Co.	2.99%	Schering-Plough Corp.	4.68%
Embarq Corp.	2.11%	Exxon Mobil Corp.	2.58%	JPMorgan Chase & Co.	4.68%
PartnerRe, Ltd.	2.11%	Ingersoll-Rand Co.-Class A	2.57%	Hewlett- Packard Co.	4.17%
American Eagle Outfitters	2.10%	Lowe's Cos., Inc.	2.56%	Cisco Systems, Inc.	4.16%
Gap (The), Inc.	2.08%	Hess Corp.	2.46%	Occidental Petroleum Corp.	3.92%
Corn Products International, Inc.	2.05%	Wyeth	2.45%	Honeywell International, Inc.	3.65%
ConAgra Foods, Inc.	1.99%	Metlife, Inc.	2.30%	CSX Corp.	3.60%

(1)	Please note that the top ten holdings of the Value Fund are expected to be substantially similar to those of the ICAP Select Equity Fund on the date of the Special Meeting.
(2)	The Fund may from time to time invest in exchange traded funds, primarily as a means of gaining exposure for the Fund to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Fund. These holdings are short term and are used to maintain target exposure while limiting costs.

Description of Fund Classes

Each of the Funds offers Investor Class and Classes A, C, I, R1 and R2. While the Acquired Funds both offer Class B shares, the ICAP Select Equity Fund currently does not. The ICAP Select Equity Fund has registered Class B shares with the SEC to be offered to current Class B shareholders of the respective Acquired Funds in connection with the Reorganizations. The corresponding class shares of each Fund have the same class-specific features. The ICAP Select Equity Fund offers Class R3 shares, but the Acquired Funds do not. For this reason, Class R3 shares are not described in this Proxy Statement/Prospectus.

Purchase, Redemption and Exchange Features

Each of the Funds has the same policies with respect to purchases, redemptions and exchanges by shareholders. See the “Shareholder Guide” for a detailed description of purchase, redemption and exchange features.

Comparison of Fees and Expenses

The following discussion describes and compares the fees and expenses of the Funds. Expenses of the Funds are based upon the operating expenses as of April 30, 2009 and reflect changes to certain expense limitations that took effect as of August 1, 2009. Pro forma fees show estimated expenses of the ICAP Select Equity Fund after giving effect to both proposed Reorganizations and each of the proposed Reorganizations separately. Pro forma numbers are estimated in good faith and are hypothetical.

Class A

Shareholder Fees(1) (Fees Paid Directly from Shareholder’s Investment)	Mid Cap Value Fund	Value Fund	ICAP Select Equity Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund and Value Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund only	ICAP Select Equity Fund Pro Forma Combined With Value Fund only
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)	5.50%	5.50%	5.50%	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)(2)	None	None	None	None	None	None
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.73%	0.70%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees(4)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses(5)	0.44%	0.28%	0.19%	0.21%	0.20%	0.20%
Total Annual Fund Operating Expenses(6)	1.42%	1.23%	1.24%	1.26%	1.25%	1.25%
Fee Recoupments/(Waivers/Reimbursements)(6)	(0.14)%	(0.09)%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses(6)	1.28%	1.14%	1.24%	1.26%	1.25%	1.25%

Class I

Shareholder Fees(1) (Fees Paid Directly from Shareholder’s Investment)	Mid Cap Value Fund	Value Fund	ICAP Select Equity Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund and Value Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund only	ICAP Select Equity Fund Pro Forma Combined With Value Fund only
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)(2)	None	None	None	None	None	None
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.73%	0.70%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees(4)	None	None	None	None	None	None
Other Expenses(5)	0.44%	0.28%	0.19%	0.21%	0.20%	0.20%
Total Annual Fund Operating Expenses(6)	1.17%	0.98%	0.99%	1.01%	1.00%	1.00%
Fee Recoupments/(Waivers/Reimbursements)(6)	(0.39)%	(0.30)%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses(6)	0.78%	0.68%	0.99%	1.01%	1.00%	1.00%

Class B**

Shareholder Fees(1) (Fees Paid Directly from Shareholder’s Investment)	Mid Cap Value Fund	Value Fund	ICAP Select Equity Fund**	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund and Value Fund**	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund only**	ICAP Select Equity Fund Pro Forma Combined With Value Fund only**
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)(2)	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.73%	0.70%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees(4)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses(5)	0.70%	0.64%	0.34%	0.57%	0.52%	0.55%
Total Annual Fund Operating Expenses(6)	2.43%	2.34%	2.14%	2.37%	2.32%	2.35%
Fee Recoupments/(Waivers/Reimbursements)(6)	(0.28)%	(0.32)%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses(6)	2.15%	2.02%	2.14%	2.37%	2.32%	2.35%

**	The ICAP Select Equity Fund does not currently offer Class B shares but has registered such shares with the SEC to be offered to current Class B shareholders of the Acquired Funds in connection with the proposed Reorganizations.

Class C

Shareholder Fees(1) (Fees Paid Directly from Shareholder’s Investment)	Mid Cap Value Fund	Value Fund	ICAP Select Equity Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund and Value Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund only	ICAP Select Equity Fund Pro Forma Combined With Value Fund only
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)(2)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.73%	0.70%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees(4)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Other Expenses(5)	0.70%	0.64%	0.34%	0.57%	0.52%	0.55%
Total Annual Fund Operating Expenses(6)	2.43%	2.34%	2.14%	2.37%	2.32%	2.35%
Fee Recoupments/(Waivers/Reimbursements)(6)	(0.28)%	(0.32)%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses(6)	2.15%	2.02%	2.14%	2.37%	2.32%	2.35%

Class R1

Shareholder Fees(1) (Fees Paid Directly from Shareholder’s Investment)	Mid Cap Value Fund	Value Fund	ICAP Select Equity Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund and Value Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund only	ICAP Select Equity Fund Pro Forma Combined With Value Fund only
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)(2)	None	None	None	None	None	None
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.73%	0.70%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees(4)	None	None	None	None	None	None
Other Expenses(5)	0.54%	0.38%	0.29%	0.31%	0.30%	0.30%
Total Annual Fund Operating Expenses(6)	1.27%	1.08%	1.09%	1.11%	1.10%	1.10%
Fee Recoupments/(Waivers/Reimbursements)(6)	(0.39)%	(0.27)%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses(6)	0.88%	0.81%	1.09%	1.11%	1.10%	1.10%

Class R2

Shareholder Fees(1) (Fees Paid Directly from Shareholder’s Investment)	Mid Cap Value Fund	Value Fund	ICAP Select Equity Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund and Value Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund only	ICAP Select Equity Fund Pro Forma Combined With Value Fund only
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)(2)	None	None	None	None	None	None
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.73%	0.70%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees(4)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses(5)	0.54%	0.38%	0.29%	0.31%	0.30%	0.30%
Total Annual Fund Operating Expenses(6)	1.52%	1.33%	1.34%	1.36%	1.35%	1.35%
Fee Recoupments/(Waivers/Reimbursements)(6)	(0.39)%	(0.27)%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses(6)	1.13%	1.06%	1.34%	1.36%	1.35%	1.35%

Investor Class

Shareholder Fees(1) (Fees Paid Directly from Shareholder’s Investment)	Mid Cap Value Fund	Value Fund	ICAP Select Equity Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund and Value Fund	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund only	ICAP Select Equity Fund Pro Forma Combined With Value Fund only
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)	5.50%	5.50%	5.50%	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)(2)	None	None	None	None	None	None
Redemption Fee/Exchange Fee (as a percentage of redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(3)	0.73%	0.70%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees(4)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses(5)	0.70%	0.64%	0.34%	0.57%	0.52%	0.55%
Total Annual Fund Operating Expenses(6)	1.68%	1.59%	1.39%	1.62%	1.57%	1.60%
Fee Recoupments/(Waivers/Reimbursements)(6)	(0.28)%	(0.32)%	(0.00)%	(0.00)%	(0.00)%	(0.00)%
Net Annual Fund Operating Expenses(6)	1.40%	1.27%	1.39%	1.62%	1.57%	1.60%

(1)	In addition to the fees described in the tables above, each shareholder with an account balance of less than $1,000 may be subject to a Small Account Fee. See “Information on Fees — Small Account Fee” in the Shareholder Guide for more information.

(2)	Generally, Investor Class and Class A shares are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Investor Class or Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.
(3)	The management fee for the ICAP Select Equity Fund is an annual percentage of the Fund’s average net assets.

The management fee for the Mid Cap Value Fund is an annual percentage of the Fund’s average daily net assets as follows: 0.70% on assets up to $500 million and 0.65% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. Effective August 1, 2008, the fund accounting agreement was incorporated into the Fund’s management agreement, resulting in a 0.03% increase in the Mid Cap Value Fund’s management fee. This increase in the Fund’s management fee was offset by an equivalent decrease in the Fund’s “Other Expenses,” resulting in no net increase in the Fund’s “Total Annual Fund Operating Expenses.” Expense information in the table has been restated to reflect current fees.

The management fee for the Value Fund is an annual percentage of the Fund’s average daily net assets as follows: 0.72% on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement. Effective August 1, 2008, the fund accounting agreement was incorporated into the Fund’s management agreement, resulting in a 0.01% increase in the Value Fund’s management fee. This increase in the Fund’s management fee was offset by an equivalent decrease in the Fund’s “Other Expenses,” resulting in no net increase in the Fund’s “Total Annual Fund Operating Expenses.” Expense information in the table has been restated to reflect current fees.

(4)	Because the 12b-1 fee is an ongoing fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.
(5)	“Other Expenses” include, among other things, fees payable for transfer agency services, which may differ between the classes. In addition, “Other Expenses” for Class R1 and R2 shares of the Funds include shareholder service fees of 0.10%. “Other Expenses” shown for Class B shares of the ICAP Select Equity Fund are estimated; actual expenses may vary. For the Acquired Funds, “Other Expenses” also include the Funds’ share of the fees and expense of any other fund in which the Funds invest. These fees and expenses are less than 0.01% of the average net assets of the Funds.
(6)	With respect to the ICAP Select Equity Fund, effective August 1, 2009, New York Life Investments has agreed to voluntarily waive or reimburse the expenses of appropriate class of the Fund so that the total annual operating expenses of a class do not exceed the following percentages: Class A, 1.18%; Class I, 0.90%. This voluntary waiver may be discontinued at any time without notice. In addition, for a period of one year commencing on the Closing Date, New York Life Investments voluntarily has agreed to waive a portion of the ICAP Select Equity Fund’s management fee or reimburse the expenses of the share classes of the Fund such that no share class of the Fund will experience an increase in total ordinary operating expenses of more than 0.01% as a result of the Reorganizations, as compared to the Fund’s total ordinary operating expenses determined as of September 30, 2009 (with respect to Class B shares of the Fund, which will not have any shares outstanding until the Closing Date, this voluntary waiver will apply to the extent necessary to cause the total ordinary operating expenses of Class B shares to not exceed the level of total ordinary operating expenses at which New York Life Investments has agreed to voluntarily maintain the Fund’s Class C shares).

With respect to the ICAP Select Equity Fund, from August 25, 2008 through July 31, 2009, New York Life Investments had entered into a written expense limitation agreement under which it had agreed to waive a portion of the ICAP Select Equity Fund’s management fee or reimburse the expenses of Class I shares of the Fund so that the total ordinary operating expenses of that Class did not exceed the 0.80% of average daily net assets of that Class. New York Life Investments then applied an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes of the Fund. Prior to August 25, 2008, the Fund had a different expense limitation agreement in place than the August 1, 2008 agreement. This expense limitation agreement contained the same expense limitations for the Fund’s Class I shares as the August 1, 2008 agreement but had a different termination provision.

For the Mid Cap Value Fund, effective April 1, 2008 (February 28, 2008 for Investor Class Shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.40%;

Class A, 1.30%; Class B, 2.15%; Class C, 2.15%; Class I, 0.78%; Class R1, 0.88%; and Class R2, 1.13%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement.

For the Value Fund, effective April 1, 2008 (February 28, 2008 for Investor Class shares), New York Life Investments has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund’s management fee or reimburse the expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.27%; Class A, 1.17%; Class B, 2.02%; Class C, 2.02%; Class I, 0.71%; Class R1, 0.81%; and Class R2, 1.06%. These expense limitations may be modified or terminated only with the approval of the Board. Prior to April 1, 2008, New York Life Investments had a written expense limitation agreement that set the expense limitations at 1.17% for Class A shares, 1.92% for Class B shares and 1.92% for Class C shares. The limitations for the other share classes were the same as in the April 1, 2008 agreement.

Under each of these expense limitation agreements, New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from a Fund pursuant to the agreements, if such action does not cause a Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which New York Life Investments incurred the expense.

The term “total ordinary operating expenses” excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and the fees and expenses of any other funds in which a Fund invests.

The Total Annual Fund Operating Expenses above may differ in part from the amounts shown in the Financial Highlights section of this Prospectus/Proxy Statement which reflect only the operating expenses of the Funds for their prior fiscal year and do not include the Funds’ share of the fees and expenses of any other fund in which the Funds invested.

Examples

The following examples are intended to help you compare the costs of investing in each Fund and each combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund and in each combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

ICAP Select Equity Fund

			Class B*		Class C
Expenses After	Class A	Class I	Assuming No Redemption	Assuming Redemption at the End of Each Period	Assuming No Redemption	Assuming Redemption at the End of Each Period	Class R1	Class R2	Investor Class
1 Year	$669	$101	$217	$717	$217	$317	$111	$136	$684
3 Years	$922	$315	$670	$970	$670	$670	$347	$425	$966
5 Years	$1,194	$547	$1,149	$1,349	$1,149	$1,149	$601	$734	$1,269
10 Years	$1,967	$1,213	$2,282	$2,282	$2,472	$2,472	$1,329	$1,613	$2,127

*	The example reflects estimated expenses for Class B shares, and reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. Expenses shown for Class B shares of the ICAP Select Equity Fund are estimated; actual expenses may vary. The ICAP Select Equity Fund does not currently offer Class B shares but has registered such shares with the SEC to be offered to current Class B shareholders of the Acquired Funds in connection with the proposed Reorganizations.

Mid Cap Value Fund

			Class B*		Class C
Expenses After	Class A	Class I	Assuming No Redemption	Assuming Redemption at the End of Each Period	Assuming No Redemption	Assuming Redemption at the End of Each Period	Class R1	Class R2	Investor Class
1 Year	$673	$80	$218	$718	$218	$318	$90	$115	$685
3 Years	$963	$333	$731	$1,031	$731	$731	$364	$442	$1,025
5 Years	$1,271	$606	$1,270	$1,470	$1,270	$1,270	$660	$792	$1,388
10 Years	$2,147	$1,386	$2,559	$2,559	$2,745	$2,745	$1,500	$1,779	$2,406

*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects

Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

Value Fund

			Class B*		Class C
Expenses After	Class A	Class I	Assuming No Redemption	Assuming Redemption at the End of Each Period	Assuming No Redemption	Assuming Redemption at the End of Each Period	Class R1	Class R2	Investor Class
1 Year	$660	$69	$205	$705	$205	$305	$83	$108	$672
3 Years	$910	$282	$700	$1,000	$700	$700	$317	$395	$995
5 Years	$1,180	$512	$1,221	$1,421	$1,221	$1,221	$569	$703	$1,339
10 Years	$1,949	$1,174	$2,464	$2,464	$2,652	$2,652	$1,293	$1,578	$2,310

*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead.

ICAP Select Equity — Pro Forma Combined With Mid Cap Value Fund and Value Fund

			Class B*		Class C
Expenses After	Class A	Class I	Assuming No Redemption	Assuming Redemption at the End of Each Period	Assuming No Redemption	Assuming Redemption at the End of Each Period	Class R1	Class R2	Investor Class
1 Year	$671	$103	$240	$740	$240	$340	$113	$138	$706
3 Years	$928	$322	$739	$1,039	$739	$739	$353	$431	$1,033
5 Years	$1,204	$558	$1,265	$1,465	$1,265	$1,265	$612	$745	$1,383
10 Years	$1,989	$1,236	$2,520	$2,520	$2,706	$2,706	$1,352	$1,635	$2,366

*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The ICAP Select Equity Fund does not currently offer Class B shares but has registered such shares with the SEC to be offered to current Class B shareholders of the Acquired Funds in connection with the proposed Reorganizations.

ICAP Select Equity Fund — Pro Forma Combined With Mid Cap Value Fund only

			Class B*		Class C
Expenses After	Class A	Class I	Assuming No Redemption	Assuming Redemption at the End of Each Period	Assuming No Redemption	Assuming Redemption at the End of Each Period	Class R1	Class R2	Investor Class
1 Year	$674	$102	$235	$735	$235	$335	$112	$137	$701
3 Years	$936	$318	$724	$1,024	$724	$724	$350	$428	$1,018
5 Years	$1,219	$552	$1,240	$1,440	$1,240	$1,240	$606	$739	$1,358
10 Years	$2,021	$1,225	$2,468	$2,468	$2,656	$2,656	$1,340	$1,624	$2,315

*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The ICAP Select Equity Fund does not currently offer Class B shares but has registered such shares with the SEC to be offered to current Class B shareholders of the Acquired Funds in connection with the proposed Reorganizations.

ICAP Select Equity — Pro Forma Combined With Value Fund only

			Class B*		Class C
Expenses After	Class A	Class I	Assuming no Redemption	Assuming Redemption at the End of Each Period	Assuming No Redemption	Assuming Redemption at the End of Each Period	Class R1	Class R2	Investor Class
1 Year	$670	$102	$238	$738	$238	$338	$112	$137	$704
3 Years	$925	$318	$733	$1,033	$733	$733	$350	$428	$1,027
5 Years	$1,199	$552	$1,255	$1,455	$1,255	$1,255	$606	$739	$1,373
10 Years	$1,978	$1,225	$2,499	$2,499	$2,686	$2,686	$1,340	$1,624	$2,346

*	The above example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. The example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The ICAP Select Equity Fund does not currently offer Class B shares but has registered such shares with the SEC to be offered to current Class B shareholders of the Acquired Funds in connection with the proposed Reorganizations.

Past Performance of ICAP Select Equity Fund

The following bar chart and tables indicate some of the risks of investing in the ICAP Select Equity Fund. The bar chart shows you how the ICAP Select Equity Fund’s calendar year performance varied over the last ten years. The table shows how the ICAP Select Equity Fund’s average annual total returns (before and after taxes) for one-, five- and ten-year periods compare to those of two broad-based securities market indices. Average annual total returns reflect actual sales loads, service and/or distribution fees. Sales loads are not reflected in the bar chart or in the best and worst quarterly returns. Absent expense limitations and/or fee waivers, performance would have been lower. Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Class A, C, R1 and R2 shares, first offered on August 31, 2006, include the historical performance of Class I shares through August 30, 2006, adjusted for differences in certain contractual expense and fees for Class A, C, R1 and R2 shares, respectively. Performance figures for Investor Class shares, first offered on April 29, 2008 include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain contractual expenses and fees. It is expected that the combined ICAP Select Equity Fund will retain the performance history of the ICAP Select Equity Fund after the Reorganizations. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Unadjusted, the performance shown for the newer classes might have been lower. Performance figures for Class B are not available since that class had not yet been offered as of the date of this Proxy Statement/Prospectus.

As of June 30, 2009, the Class I shares of the ICAP Select Equity Fund had a year-to-date return of 7.39%

Annual Returns, Class I Shares
(by calendar year 1999–2008)

Best and Worst Quarterly Returns, Class I Shares

(1999 – 2008)	Return	Quarter/Year
Highest returns/best quarter	16.27%	4Q/03
Lowest return/worst quarter	-22.00%	4Q/08

Average Annual Total Returns
(for the period ended December 31, 2008)(1)

	1 Year	5 Years	10 Years
MainStay ICAP Select Equity Fund Return Before Taxes on Distributions
Investor Class	-41.09%	-0.64%	3.36%
Class A	-41.04%	-0.62%	3.37%
Class C	-38.71%	-0.24%	3.18%
Class I	-37.42%	0.79%	4.23%
Class R1	-37.45%	0.71%	4.13%
Class R2	-37.64%	0.44%	3.86%
Return After Taxes on Distributions(2)
Class I	-37.61%	-0.22%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-23.97%	0.72%	3.51%
S&P 500® Index(3) (reflects no deductions for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%
S&P 500/Citigroup Value Index(4) (reflects no deductions for fees, expenses or taxes)	-39.22%	-1.72%	0.10%

(1)	See above under “Past Performance of ICAP Select Equity Fund” for a discussion regarding the inception date of certain classes (as applicable) and the use of historical performance for those share classes.
(2)	After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares of the Fund. After-tax returns for Investor Class, Class A, C, R1 and R2 shares may vary.
(3)	The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500® Index are the largest and most dominant in their respective industries. The market capitalizations of companies in this Index fluctuate and as of March 31, 2009, they ranged from

$360 million to $336.5 billion. Results assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.
(4)	The S&P 500/Citigroup Value Index represents approximately half of the market capitalization of the stocks in the S&P 500® Index that, on a growth-value spectrum, have been identified as falling either wholly or partially within the value half of the spectrum based on multiple factors. You cannot invest directly in an index.

INFORMATION ABOUT THE REORGANIZATIONS

The Reorganization Agreements

The terms and conditions of the Reorganizations under which the proposed transactions may be consummated are set forth in the Reorganization Agreements. The Reorganization Agreements are identical except for the names of the Acquired Funds. Significant provisions of the Reorganization Agreements are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreements, a form of which is attached as Exhibit A.

Each Reorganization Agreement contemplates the transfer of all of the assets of the applicable Acquired Fund to, and the assumption of the liabilities of the Acquired Fund by, the ICAP Select Equity Fund, in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the applicable Acquired Fund. The Acquired Fund would then distribute to its shareholders the portion of the same class of shares of the ICAP Select Equity Fund to which each such shareholder is entitled, with each shareholder receiving shares of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the applicable Acquired Fund held by that shareholder as of the close of business on the Closing Date. Thereafter, each Acquired Fund would be liquidated and dissolved.

The obligations of the Funds under the respective Reorganization Agreements are subject to various conditions, including approval of each Reorganization by the shareholders of the applicable Acquired Fund. Each Reorganization Agreement also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transaction contemplated by the Reorganization Agreement.

Costs associated with portfolio adjustments that would occur between the time of shareholder approval of a Reorganization and the Closing Date will be borne by the applicable Acquired Fund. New York Life Investments estimates that the commission rate per share associated with purchases or sales of portfolio securities necessary to effect such portfolio adjustments will be approximately $0.02 in the case of both Acquired Funds. Such brokerage transactions may negatively affect the performance of the respective Acquired Funds. However, in light of the recent modifications to the Value Fund discussed above, it is not expected that there will need to be any significant portfolio adjustments made to the Value Fund as part of the Value Reorganization.

Dividend and capital gain distributions to Acquired Fund shareholders made prior to the Reorganizations may result in tax consequences for the Acquired Fund shareholders. It is currently anticipated that there will not be any capital gain distribution prior to the Reorganizations.

Until the Closing Date, shareholders of the Acquired Funds will continue to be able to redeem or exchange their Acquired Fund shares. Redemption or exchange requests received after the Closing Date will be treated as requests received by the ICAP Select Equity Fund for the redemption or exchange of its shares.

Each Reorganization Agreement may be terminated by the Board if circumstances should develop that, in the opinion of Board, make proceeding with the Agreement inadvisable for the applicable Funds. Please refer to Exhibit A to review the terms and conditions of the Reorganization Agreements.

Accounting and Performance History

The ICAP Select Equity Fund will be the accounting survivor in each respective Reorganization. Furthermore, the combined ICAP Select Equity Fund will retain the performance history of the ICAP Select Equity Fund.

Reasons for the Reorganizations

New York Life Investments recommended the Reorganizations to the Board of the Funds because it believes that shareholders of each Acquired Fund would benefit over the longer term (1) from the potential for asset growth as part of the ICAP Select Equity Fund, (2) from the increased potential to achieve additional economies of scale for the benefit of shareholders over time with the combination of the assets of the Funds and (3) from an improved potential for greater investment returns based on the portfolio management expertise of ICAP as subadvisor of the ICAP Select Equity Fund.

New York Life Investments informed the Board that MacKay Shields LLC (“MacKay Shields”), the prior investment subadvisor to both Acquired Funds, had decided to focus primarily on fixed-income management and that the ICAP Select Equity Fund, with its stronger historical investment performance relative to the Acquired Funds, would provide shareholders of each Acquired Fund with a viable alternative.

More broadly, New York Life Investments also believes that each Reorganization will further its objective to focus the MainStay Group of Funds’ product offerings in key asset categories and certain core investment strategies in an effort to offer fund products with strong investment performance over time that have a greater likelihood of attaining economies of scale for the benefit of shareholders. Additionally, New York Life

Investments believes that initiatives involving several funds within the MainStay Group of Funds including each Reorganization will reposition, rationalize and streamline the MainStay Group of Funds to reduce duplication among funds, strengthen the fund lineup overall, and offer funds with higher asset levels that may potentially benefit shareholders with economies of scale. Finally, with respect to each of the Acquired Funds, New York Life Investments has informed the Board that it likely would seek Board approval to modify or eliminate the current expense caps and waivers in place for the Fund if the proposed Reorganization is not approved by shareholders.

Board Considerations

At a meeting held on June 23, 2009, the Board unanimously voted that each Reorganization would be in the best interests of the respective Acquired Fund and its shareholders, and that the interests of each Acquired Fund’s shareholders would not be diluted. In evaluating each Reorganization, the Board, including all of the Directors/Trustees who are not “interested persons” of the Funds (as that term is defined in the 1940 Act), considered the recommendations of New York Life Investments to approve the Reorganization and other factors, including the following:

•	that the Acquired Funds, and particularly the Mid Cap Value Fund, historically have not been able to achieve sufficient assets to take full advantage of economies of scale and that New York Life Investments believes that each proposed Reorganization offers the respective Acquiring Fund a better opportunity to reach sustainable asset levels for the benefit of shareholders including the potential for decreased total annual fund operating expenses;
•	the fact that each Reorganization is part of a larger initiative to reposition, rationalize and streamline the MainStay Group of Funds, including the Funds, in order to reduce duplication among funds, strengthen the fund lineup overall, and offer funds with higher asset levels to potentially benefit shareholders with economies of scale;
•	New York Life Investments’ objective to focus the MainStay Group of Funds’ product offerings in key asset categories and certain core investment strategies in an effort to offer fund products with strong investment performance over time that have a greater likelihood of attaining economies of scale for the benefit of shareholders;

•	that each Acquired Fund has benefited from historical expense caps and waivers approved by the Board, and New York Life Investments has advised the Board that if a Reorganization is not approved, New York Life Investments likely would seek Board approval to modify or eliminate the expense caps and waivers currently in place with respect to the applicable Acquired Fund (in this regard, the Board noted that New York Life Investments had initially proposed Board consideration of modifications to ease the expense caps and waivers in place with respect to each Acquired Fund in connection with the Board’s most recent annual review of the Fund’s advisory and subadvisory agreements, but had determined not to pursue these modifications in light of its proposal to reorganize each Acquired Fund);
•	that each Fund historically has focused on “value” investing;
•	that the Board’s decision to make certain modifications to the Value Fund in connection with the engagement of ICAP as the Value Fund’s interim subadvisor has resulted in the Value Fund having a materially identical investment objective, principal investment strategies, investment process, principal risks and primary benchmark index as the ICAP Select Equity Fund;
•	that the Mid Cap Value Fund currently has a similar investment objective to, although it has different strategies, risks and restrictions than, the ICAP Select Equity Fund;
•	that, while recognizing that past performance is not a guarantee of future results, particularly in light of the recent modifications to the Value Fund stated above and considering the differences between the investment strategies, risks and restrictions of the Mid Cap Value Fund and the ICAP Select Equity Fund noted above, the ICAP Select Equity Fund, as of April 30, 2009, gross of expenses, outperformed each of the Acquired Funds over the previous three- and five-year periods and outperformed the Value Fund for the previous one- and ten-year periods, while underperforming the Mid Cap Value Fund over the previous one- and ten-year periods;
•	that the ICAP Select Equity Fund has performed better relative to its Lipper(1) peers than both Acquired Funds over the previous one-, three-, five-, and ten-year periods;

(1)	Lipper Inc. is an independent monitor of mutual fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

•	that the ICAP Select Equity Fund has a higher management fee than both Acquired Funds;
•	that, with respect to the Mid Cap Value Fund and absent currently-effective expense limitation agreements, on a pro forma basis assuming either or both of the Reorganizations had occurred, the total annual fund operating expenses for the combined ICAP Select Equity Fund are expected to be lower than current total annual fund operating expenses applicable to all share classes of the Mid Cap Value Fund. The Board noted, however, that when applying the current expense limitations applicable to the Mid Cap Value Fund, the pro forma net total annual fund operating expenses for the combined ICAP Select Equity Fund are expected to be higher than all classes of the Mid Cap Value Fund other than Class A shares;
•	that, with respect to the Value Fund, on a pro forma basis assuming either or both of the Reorganizations had occurred, the total annual fund operating expenses for the combined ICAP Select Equity Fund are expected to be higher than all classes of the Value Fund on a net and gross basis;
•	that to minimize any negative impact on the total annual operating expenses of the ICAP Select Equity Fund caused by one or both of the Reorganizations, for a period of one year commencing on the Closing Date, New York Life Investments voluntarily has agreed to waive a portion of the ICAP Select Equity Fund’s management fee or reimburse the expenses of the ICAP Select Equity Fund’s share classes such that no share class of the ICAP Select Equity Fund will experience an increase in total ordinary operating expenses of more than 0.01% as a result of the Reorganizations, as compared to the ICAP Select Equity Fund’s total ordinary operating expenses determined as of September 30, 2009;
•	that, with respect to each Reorganization, the Acquired Fund will bear one-half of the direct expenses, including solicitation costs, relating to its Reorganization and New York Life Investments will bear directly the remaining one-half of these costs (although it is likely that New York Life Investments also will indirectly bear some or all of the costs apportioned to the respective Acquired Funds pursuant to expense limitation agreements in place with respect to the Acquired Funds);

•	that each Acquired Fund will bear the costs associated with making its portfolio adjustments in anticipation of its Reorganization, including brokerage fees and expenses;
•	that New York Life Investments intends each Reorganization to qualify as a tax-free reorganization, and that completion of each Reorganization is conditioned upon receiving an opinion of counsel to that effect, therefore avoiding any federal tax consequences to the shareholders of the respective Acquired Funds; and
•	possible alternatives to each Reorganization, which could include the possible liquidation of one or both Acquired Funds.

The Board also acknowledged the future potential benefits to New York Life Investments, including that New York Life Investments’ costs to administer the Funds may be reduced if the Reorganizations are approved. Based on the foregoing, the Board determined that the interests of the shareholders of the Funds will not be diluted as a result of the Reorganizations, and that the Reorganizations are in the best interests of the Funds.

Tax Considerations

The Reorganizations are intended to qualify for Federal income tax purposes as tax-free reorganizations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Acquired Funds nor their shareholders, nor the ICAP Select Equity Fund nor its shareholders, are expected to recognize any gain or loss for Federal income tax purposes from the Reorganizations.

As a condition to the closing of each Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP substantially to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	each Reorganization will constitute a tax-free reorganization under section 368(a) of the Code;
•	no gain or loss will be recognized by the ICAP Select Equity Fund upon its receipt of the assets of an Acquired Fund in exchange for shares of the ICAP Select Equity Fund;

•	no gain or loss will be recognized by either Acquired Fund upon transfer of its assets to the ICAP Select Equity Fund in exchange for shares of the ICAP Select Equity Fund or upon the distribution of shares of the ICAP Select Equity Fund to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund;
•	no gain or loss will be recognized by shareholders of either Acquired Fund upon exchange of their shares of the Acquired Fund for shares of the ICAP Select Equity Fund;
•	the aggregate tax basis of shares of the ICAP Select Equity Fund received by each shareholder of the Acquired Funds pursuant to the Reorganizations will be the same as the aggregate tax basis of the shares of an Acquired Fund held by such shareholder immediately prior to the Reorganizations;
•	the holding period of the ICAP Select Equity Fund’s shares received by each shareholder of an Acquired Fund will include the period during which Acquired Fund shares exchanged therefor were held by such shareholder, provided that such shares are held as capital assets on the date of the Reorganization;
•	the tax basis of an Acquired Fund’s assets acquired by the ICAP Select Equity Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization; and
•	the holding period of an Acquired Fund’s assets in the hands of the ICAP Select Equity Fund will include the period during which those assets were held by the Acquired Fund.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganizations with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Shareholders should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because this discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganizations.

As of April 30, 2009, each of the Funds have accumulated net capital losses and unrealized net capital losses. In general, net capital losses can be utilized to offset capital gains in subsequent years subject to certain limitations in accordance with the Code and are referred to as capital loss carryforwards. Additionally, both the Acquired Funds and the ICAP Select Equity Fund may have further limitations on the utilization of any of the Funds’ capital loss carryforward against any built-in unrealized capital appreciation at the time of the Reorganizations.

As of April 30, 2009, (1) Mid Cap Value Fund had approximately $19 million of capital loss carryforwards and approximately $51 million of additional realized and unrealized net capital losses, (2) Value Fund had approximately $21 million of capital loss carryforwards and approximately $120 million of additional realized and unrealized net capital losses, and (3) ICAP Select Equity had approximately $288 million of capital loss carryforwards and approximately $532 million of realized and unrealized net capital losses. Based on the information available on April 30, 2009, it is expected that there would be additional annual limitations on the use of the Acquired Funds’ capital loss carryforwards as a result of the Reorganizations and a portion of such loss carryforwards may expire before they are utilized. It should be noted, however, that after the Reorganizations, an Acquired Fund’s shareholders would also benefit from their share of capital loss carryforwards and realized and unrealized net capital losses of the ICAP Select Equity Fund.

Immediately prior to the Reorganizations, the Acquired Funds, to the extent necessary, will pay any dividends out of net investment income or distributions of capital gains which, together with all previous distributions, is intended to have the effect of distributing to their shareholders all of their investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of their net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforward). This distribution will be taxable to Acquired Fund shareholders that are subject to taxation. It is currently anticipated that there will not be a capital gain distribution prior to the Reorganizations.

Expenses of the Reorganizations

New York Life Investments has agreed to bear one-half of the direct expenses relating to each Reorganization, including solicitation costs. The remaining one-half will be borne by Mid Cap Value Fund with respect to the Mid Cap Value Reorganization and Value Fund with respect to the Value Reorganization. However, due to currently applicable expense limitation agreements in place with respect to the Funds, it is likely that

New York Life Investments also will indirectly bear some or all of the costs apportioned to the Funds pursuant to those agreements. New York Life Investments estimates the total cost of the Mid Cap Value Reorganization to be between $185,000 and $210,000 and the total cost of the Value Reorganization to be between $275,000 and $300,000. Each Acquired Fund will bear any transaction expenses associated with making portfolio adjustments in anticipation of its Reorganization, including brokerage fees and expenses.

The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, and expenses of holding one or more shareholder meetings. Costs associated with portfolio adjustments that would occur between the time of shareholder approval of each Reorganization and the Closing Date will be borne by the applicable Acquired Fund. New York Life Investments estimates that the commission rate per share associated with purchases or sales of portfolio securities necessary to effect such portfolio adjustments will be approximately $0.02 in the case of each Acquired Fund and that, based on net asset levels as of April 30, 2009, these portfolio adjustment costs will be between 0.12% and 0.16% for the Mid Cap Value Fund. In light of the recent modifications made to the Value Fund discussed above, the Value Fund does not anticipate that there will be any significant portfolio adjustments needed as part of the Value Reorganization. Portfolio adjustment costs may negatively affect performance.

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

Material Differences in the Rights of Fund Shareholders

The Acquired Funds are series of The MainStay Funds, a Massachusetts business trust governed by a Board of Trustees with eight members. The ICAP Select Equity Fund is a series of ICAP Funds, Inc., a Maryland corporation governed by a Board of Directors made up of the same individuals. The Acquired Funds are governed by a Declaration of Trust and By-Laws and the ICAP Select Equity Fund is governed by Articles of Incorporation and By-Laws.

The chart at Exhibit C provides additional information with respect to the similarities and differences in the forms of organization of the Trust and ICAP Funds, Inc. Shareholders who wish to make a more thorough comparison should refer to the provisions of the Declaration of Trust, Articles of Incorporation and the respective By-Laws. Copies of these documents are available to shareholders without charge upon written request to the Funds.

INFORMATION ABOUT THE MANAGEMENT OF THE FUNDS

The Board

The Board of each Fund is made up of the same individuals. The Board oversees the actions of New York Life Investments and, if applicable, any subadvisors, and decides on general policies. The Board also oversees each Fund’s officers, who conduct and supervise the daily business of the Funds.

The Investment Advisor

New York Life Investments, 51 Madison Avenue, New York, New York 10010, is the investment manager of each of the Funds. New York Life Investments was formed as an independently managed, indirect, wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of May 31, 2009, New York Life Investments, together with its investment management affiliates, managed approximately $234 billion in assets.

In conformity with the stated policies of the Funds and pursuant to management agreements with the Trust and ICAP Funds, Inc., New York Life Investments administers each Fund’s business affairs and manages the investment operations and composition of each Fund, subject to the supervision of the Board, pursuant to Investment Management Agreements that are substantially similar across the Funds except as discussed below with respect to certain fund accounting services provided to series of the MainStay Trust. New York Life Investments, with the approval of the Board and, where required, the shareholders of the applicable Fund, may recommend subadvisors to the Board based upon its continuing quantitative and qualitative evaluation of the subadvisor’s skill in managing assets using specific investment styles and strategies. New York Life Investments also coordinates the investment activities of the subadvisors to help ensure compliance with regulatory restrictions.

In addition, New York Life Investments provides administrative and legal services to each of the Funds. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial, legal, and accounting records required to be maintained by the Funds excluding those maintained by the Funds’ custodian and/or the Subadvisor, as applicable. New York Life Investments pays the salaries and expenses of all personnel affiliated with the Funds except for the members of the Board and all the operational expenses that are not the responsibility of the Funds. New York Life Investments also pays fees to ICAP in exchange for its services as the Subadvisor to the Funds; these fees are not additional expenses of the Funds.

Effective August 1, 2008, the Amended and Restated Management Agreement applicable to the Acquired Funds was amended to include certain fund accounting services provided by New York Life Investments and the related fees. Prior to that date, these fund accounting services and fees were governed by a separate Fund Accounting Agreement between the Trust and New York Life Investments. The total fund operating expenses of the Acquired Funds did not increase as a result of this change.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of a subadvisor to the Funds. Discussions regarding the basis for the Board’s approval of the Funds’ investment management contracts and subadvisory contracts, as applicable, are available in the Funds’ Annual Reports for the fiscal year ended October 31, 2008.

The Manager and the Funds have obtained an exemptive order (the “Order”) from the SEC permitting the Manager, on behalf of a Fund and subject to the approval of the Board, including a majority of the Directors/Trustees who are not “interested persons” of the Fund (as that term is defined in the 1940 Act), to hire or terminate an unaffiliated subadvisor and to modify any existing or future subadvisory agreements with an unaffiliated subadvisor without shareholder approval. This authority is subject to certain conditions. Each Fund would notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor. The shareholders of the Funds have approved the manager-of-managers arrangement.

Special Note About the Mid Cap Value Fund:  Effective June 29, 2009, New York Life Investments is responsible for the day-to-day portfolio management of the Mid Cap Value Fund. Tony Elavia, who is an officer of both New York Life Investments and Madison Square Investors LLC, an indirect, wholly owned subsidiary of New York Life Investments and a subadvisor to other funds in the MainStay Group of Funds, serves as the Mid Cap Value Fund’s portfolio manager.

Subadvisor

ICAP, 225 West Wacker Driver, Suite 2400, Chicago, Illinois 60606, serves as subadvisor to the ICAP Select Equity Fund and, as of June 29, 2009, interim subadvisor to the Value Fund. The firm has been in the investment management business since 1970, managing money for some of the world’s largest and most respected corporations and institutions.

ICAP is an indirect, wholly owned subsidiary of New York Life. New York Life Investments and ICAP are affiliates. As of May 31, 2009, ICAP managed approximately $12.7 billion in assets.

Under the supervision of the Manager and pursuant to a subadvisory agreement (with respect to the ICAP Select Equity Fund) (the “Subadvisory Agreement”) and an interim subadvisory agreement (with respect to the Value Fund) (the “ICAP Subadvisory Agreement”) with New York Life Investments, ICAP currently is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records with respect to the Value Fund and ICAP Select Equity Fund. New York Life Investments pays the fees of ICAP, not the respective Funds. The Subadvisory Agreement and the Interim Subadvisory Agreement can be terminated by New York Life Investments or by the Board upon 60 days’ notice, in which case ICAP would no longer manage the applicable Fund or Funds. Pursuant to Rule 15a-4 under the 1940 Act, the Interim Subadvisory Agreement can be of a duration of no longer than 150 days following the date the previous Subadvisory Agreement was terminated, June 29, 2009.

For providing these services to the Funds, ICAP is paid an annual fee of 0.40% of the daily net assets of the ICAP Select Equity Fund and, for the Value Fund, 0.36% of assets up to $200 million; 0.325% of assets from $200 million to $500 million; and 0.250% of assets in excess of $500 million. In addition, ICAP has agreed to share proportionally any waivers or reimbursements the Manager may agree to with respect to the Value Fund.

Advisory and Subadvisory Fees

The following table describes the annual advisory fees currently paid to New York Life Investments by the Funds and the annual subadvisory fees paid by New York Life Investments to ICAP with respect to the Funds.

Fund	Investment Manager	Effective Fee Rate Paid to Investment Manager for the Period Ended October 31, 2008(1)	Current Subadvisor		Effective Fee Rate Received by Current Subadvisor for the Period Ended October 31, 2008
ICAP Select Equity Fund	New York Life Investments	0.66%	ICAP		0.40%
Mid Cap Value Fund	New York Life Investments	0.58%*	None		N/A	(2)
Value Fund	New York Life Investments	0.55%*	ICAP	(2)	N/A	(3)

(1)	The effective fee rates take into account any currently effective fee waivers and expense limitations, if applicable. Please see the footnotes to the fee tables in the “Comparison of Fees and Expenses” section of this Proxy Statement/Prospectus for more information.
(2)	MacKay Shields served as the subadvisor to the Mid Cap Value Fund during the period ended October 31, 2008. The effective fee rate paid to MacKay Shields for the period ended October 31, 2008 was 0.29%.
(3)	ICAP became the interim subadvisor of the Value Fund on June 29, 2009 and received no compensation from the Fund for the period shown. The effective fee rate paid to the previous subadvisor, MacKay Shields, for the period ended October 31, 2008 was 0.21%
*	Management fee reflects the inclusion of the fund accounting fee for the period commencing August 1, 2008.

Portfolio Managers of the ICAP Select Equity Fund

ICAP uses a team approach in making investment decisions for each Fund, with all of ICAP’s investment professionals contributing to the process.

The senior members of the investment team and their areas of responsibility are described below. The Statements of Additional Information of the Funds, as supplemented, provide additional information about the senior members of the investment team, including other accounts they manage, their ownership of Fund shares and the method of determining the compensation for all key ICAP investment professionals.

Jerrold K. Senser, CFA and Thomas R. Wenzel, CFA

Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP’s investment strategies. Previously, Mr. Senser served as Executive Vice President of ICAP and was a senior member of the investment committee from March 1993 to July 2007. Mr. Senser has been with the firm since 1986. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.

Mr. Wenzel has served as Executive Vice President and Director of Research since April 2006 and is a senior member of the investment committee. Mr. Wenzel has served as a lead portfolio manager for all of ICAP’s investment strategies since July 2007. As a 7-year veteran of the firm,

Mr. Wenzel also leads the firm’s investment research group with particular emphasis on the financial sector. Previously, Mr. Wenzel served as Senior Vice President and Director of Research of ICAP from October 1993 to April 2006. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1992, he served as a senior equity analyst at Brinson Partners for six years.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Fund’s principal investments, investment practices and principal risks appears at the beginning of this Proxy Statement/Prospectus. The information below further describes the investment practices and risks pertinent to the Funds. Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Statement of Additional Information of the respective Funds.

American Depositary Receipts

The Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities.

Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds’ assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See “Risk Management Techniques” below.

Investment Policies and Objectives

For some of the Funds, the discussion of Principal Investment Strategy states that the relevant Fund normally invests at least 80% of its assets in a particular type of investment. For these purposes “assets” means a Fund’s net assets plus any borrowings for investment purposes.

Under normal circumstances, the 80% requirement must be complied with at the time of purchase when the Fund invests its assets. A Fund that, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Fund would not be subject to such constraints on new investments.

When the discussion states that a Fund invests primarily in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Lending of Portfolio Securities

The Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, Subadvisor, or their agent will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Options and Futures Transactions

The Funds may invest in options, futures, and other instruments, sometimes referred to as derivative transactions. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. When using derivative instruments, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default is based. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you’ll pay taxes, even if you don’t sell any shares by year-end).

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund’s portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as “hedging.” If the Manager or subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such circumstances, each Fund may invest without limit in money market securities and other investments.

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling shares of the ICAP Select Equity Fund. Except as discussed above under “Comparison of Fees and Expenses,” the costs of the Acquired Funds do not differ materially from those of the ICAP Select Equity Fund. Please note that shares of the Fund may not be currently available for purchase by foreign investors. Within the “Shareholder Guide,” the ICAP Select Equity Fund is referred to as the “Fund.”

Before You Invest:

Deciding Which Class of Shares to Buy

This Proxy Statement/Prospectus offers Investor Class, and Class A, B, C, I, R1 and R2 shares of the Fund. The Fund does not currently offer Class B shares. However, the Fund has registered Class B shares with the SEC and intends to begin offering Class B shares in connection with the Reorganizations. Accordingly, information regarding Class B shares of the Fund is included in this Shareholder Guide. The Fund also offers Class R3 shares, but Class R3 shares are not offered in this Proxy Statement/Prospectus. Each share class of the Fund represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

•	how much you plan to invest;
•	how long you plan to hold your shares;
•	total expenses associated with each class of shares; and
•	whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These Fund-wide operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. These expenses for the Fund are presented earlier in this Proxy Statement/Prospectus under the heading, “Comparison of Fees and Expenses.” As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

•	Distribution and/or Service (12b-1) Fee — named after the SEC rule that permits their payment, “12b-1 fees” are paid by a class of shares to the Fund’s distributor, NYLIFE Distributors LLC (“Distributor”), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.
•	Shareholder Service Fee — this fee covers certain services provided to retirement plans investing in Class R1 and Class R2 shares that are not included under the Fund’s 12b-1 plan, such as certain account establishment and maintenance, order processing, and communication services.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See “Information on Fees” in this section for more information about these fees.

In addition to regular Fund operating costs, there are costs associated with an individual investor’s transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions or redemption fees imposed to discourage short-term trading. The Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for the Fund are presented earlier in this Proxy Statement/Prospectus in the tables entitled, “Comparison of Fees and Expenses,” under the heading, “Shareholder Fees.” Such charges and fees include:

•	Initial Sales Charge — also known as a “front-end sales load,” refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.
•	Contingent Deferred Sales Charge — also known as a “CDSC” or “back-end sales load,” refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences among Share Classes

	Investor Class	Class A	Class B	Class C	Class I	Class R1	Class R2
Initial Sales Charge	Yes	Yes	None	None	None	None	None
Contingent Deferred Sales Charge
	None(1)	None(1)	Sliding scale during the first six years after purchase	1% on sale of shares held for one year or less	None	None	None
Ongoing Service and/or Distribution fee (Rule 12b-1 fee
	0.25%	0.25%	0.75% distribution and 0.25% service (1.00% total)	0.75% distribution and 0.25% service (1.00% total)	None	None	0.25%
Shareholder Service fee	None	None	None	None	None	0.10%	0.10%
Redemption fee	None	None	None	None	None	None	None
Conversion Feature	Yes(2)	Yes(2)	Yes(2)	None	Yes(2)	Yes(2)	Yes(2)
Purchase Maximums(3)	None	None	$100,000	$1,000,000	None	None	None

(1)	Except on certain redemptions made without an initial sales charge.
(2)	See the sections in this Proxy Statement/Prospectus discussing Share Class Considerations and the section entitled “Buying, Selling, Converting and Exchanging Fund Shares — Conversions Between Share Classes” for more information on the voluntary and/or automatic conversions that apply to each share class.

(3)	Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor’s financial situation and considerations are different. The sales charge and expense structures of a particular fund may alter your analysis as to which share class is most appropriate for your needs. This analysis can best occur by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Investor Class shares or Class A shares of the Fund are more economical if you intend to invest larger amounts and hold your shares long-term (more than 6 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (6 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts. Class R1 and R2 shares are available only to certain employer-sponsored retirement plans.

Investor Class Share Considerations

•	Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined on a quarterly basis. If at that time the value of your Investor Class shares in the Fund equals or exceeds $25,000, whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of the Fund will be automatically converted into Class A shares. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to qualify for this conversion feature. To discuss ways to qualify for this automatic conversion, please contact your investment advisor/plan administrator or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782).
•	Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see “Class A Share Considerations” for more details.

•	The conversion is based on the relevant net asset values (“NAVs”) of the two classes at the time of the conversion and no sales load or other charge is imposed. The Fund expects all share conversions to be made on a tax-free basis. The Fund reserves the right to modify or eliminate the share class conversion feature.
•	When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see “Information on Sales Charges”). We also describe below how you may reduce or eliminate the initial sales charge (see “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares”).
•	Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you’re usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:
•	plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B or Class C shares may eventually exceed the cost of the up-front sales charge; or
•	qualify for a reduced or waived sales charge.

Class A Share Considerations

•	Generally, Class A shares of the Fund have a minimum initial investment amount of $25,000. Class A share balances are examined on a semi-annual basis. If at that time the value of your Class A shares in the Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of the Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per MainStay Fund to avoid having your account automatically convert into Investor Class shares.

•	The conversion is based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.
•	When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see “Information on Sales Charges”). We also describe below how you may reduce or eliminate the initial sales charge (see “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares”).
•	Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you’re usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:
•	plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B or Class C shares may eventually exceed the cost of the up-front sales charge; or
•	qualify for a reduced or waived sales charge.

Class B Share Considerations

•	You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.
•	Due to the availability of sales charge discounts for Investor Class and Class A shares, and the higher ongoing fees for Class B shares, Investor Class and Class A shares may be more economical than Class B shares if you, your spouse, and/or your children under the age of 21 intend to invest more than $50,000.
•	The more economical share class will depend on a variety of factors, including:
•	your personal situation (e.g., total amount available to invest, anticipated holding period for the shares to be purchased); and
•	external factors such as the type of fund(s) purchased (index fund, actively managed fixed income fund or actively managed equity fund), fund expenses and the actual performance of the fund(s) purchased.
•	You should consult with your financial advisor to assess your intended purchase in light of your particular circumstances.
•	The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.
•	In most circumstances, you will pay a CDSC if you sell Class B shares within six years of buying them (see “Information on Sales Charges”). There are exceptions, which are described in the Fund’s SAI.
•	Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.
•	If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.
•	When you sell Class B shares, to minimize your sales charges, the Fund first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the origi nal value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.
•	Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter eight years after the date they were purchased. This reduces distribution and/or service fees from 1.00% to 0.25% of average daily net assets.
•	The conversion is based on the relevant NAV of the two classes, and no sales load or other charge is imposed. The Fund expects all share conversions to be made on a tax-free basis. The Fund reserves the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

•	You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service fees over the life of your investment.
•	In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.
•	When you sell Class C shares, to minimize your sales charges, the Fund first redeems shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, then fully aged shares and any shares you received through the reinvestment of dividends and capital gains) and then shares you have held longest.
•	Unlike Class B shares, Class C shares do not convert to Investor Class or Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.
•	The Fund will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

Class I Share Considerations

•	You pay no initial sales charge or CDSC on an investment in Class I shares.
•	You do not pay any ongoing distribution or service fees.

•	You may buy Class I shares if you are an:
•	Institutional Investor, which includes, among others
•	certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or Distributor;
•	certain financial institutions, endowments, foundations or corporations with a service arrangement through the Distributor or its affiliates; or
•	purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment advisor or financial institution) with a contractual arrangement with the Distributor.
•	Individual Investor — who is initially investing at least $5 million in any single MainStay Fund.
•	Existing Class I Shareholder

Class R1 and R2 Share Considerations

•	You pay no initial sales charge or CDSC on an investment in Class R1 or Class R2 shares.
•	You pay ongoing shareholder service fees for Class R1 and Class R2 shares. You also pay ongoing service and/or distribution fees for Class R2 shares.
•	Class R1 and Class R2 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with New York Life Retirement Plan Services or NYLIFE Distributors LLC, including:
•	Section 401(a) and 457 plans;
•	Certain Section 403(b)(7) plans;
•	401(k), profit sharing, money purchase pension and defined benefit plans; and
•	Non-qualified deferred compensation plans.

Investment Minimums and Eligibility Requirements

The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Board Members and directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at its discretion. Please see the Fund’s SAI for additional information.

Investor Class Shares

The following minimums apply if you are investing in Investor Class shares of the Fund:

•	$1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or
•	if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Additionally, certain types of retirement plan accounts, including SIMPLE IRA Plan accounts and health savings accounts, may only be eligible to hold Investor Class shares. Please contact your investment advisor/plan administrator or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Investor Class shares may be converted into Class A shares automatically. See “Investor Class Share Considerations” for more details.

Class A Shares

The following minimums apply if you are investing in Class A shares of the Fund:

•	$25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or
•	$15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the MainStay Funds. Please contact your investment advisor or the MainStay Funds by calling 800-MAINSTAY (624-6782) for more information.

Additionally, please note that if you qualify for this exception, you must also maintain the aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per MainStay Fund to avoid having your account automatically convert into Investor Class shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation’s Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment-only plan accounts; the Fund’s Board Members; directors and employees of New York Life and its affiliates; and subsidiaries and employees of the Fund’s Subadvisor are not subject to the minimum investment requirement for Class A shares. Please contact your investment advisor/plan administrator or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Please note that your Class A shares may be converted into Investor Class shares automatically. Please see “Class A Share Considerations” for more details.

Class B and Class C Shares

The following minimums apply if you are investing in Class B or C shares of the Fund:

•	$1,000 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or
•	if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases OR no initial minimum and $100 minimum for subsequent monthly purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Fund:

•	Individual Investors — $5 million minimum for initial purchases of any single MainStay Fund, and no minimum subsequent purchase amount; and

•	Institutional Investors — no minimum initial or subsequent purchase amounts.

Class R1 and R2 Shares

If you are eligible to invest in Class R1 or R2 shares of the Fund there is no minimum initial or subsequent purchase amounts.

Information on Sales Charges

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest, as set forth below. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares.” Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

	Sales Charges(1) as a Percentage of		Typical Dealer Concession as a % of Offering Price
Purchase Amount	Offering Price	Net Investment
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more(2)	None	None	None

(1)	The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
(2)	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to dealers on these purchases from its own resources. See “Reduced Sales Charges on Investor Class and Class A Shares — Contingent Deferred Sales Charge: Investor Class and Class A Shares” below.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Fund’s SAI. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

For Shares Sold in the:	Contingent Deferred Sales Charge (CDSC) as a % of Amount Redeemed Subject to Charge
First Year	5.00%
Second Year	4.00%
Third Year	3.00%
Fourth Year	2.00%
Fifth Year	2.00%
Sixth Year	1.00%
Thereafter	None

There are exceptions, which are described in the Fund’s SAI.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Fund’s SAI. Additionally, Class C shares have higher ongoing distribution and/or service fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of the Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder’s Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

•	the current aggregate NAV of Class B or Class C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus
•	the current aggregate NAV of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus
•	increases in the NAV of the investor’s Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the Fund’s SAI.

Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Fund at one of the reduced sales charge rates shown in the table above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. Each Fund reserves the right to modify or eliminate these programs at any time. However, please note that the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

•	Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the table above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund (which is offered in a separate prospectus), investments in Class I shares or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest

$15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information, see “Alternative Sales Arrangements — Reduced Sales Charges on Investor Class and Class A Shares” in the Fund’s SAI.

•	Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement to the Distributor of your intention to purchase Investor Class or Class A shares of one or more MainStay Funds (excluding investments of previously non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can include purchases in Investor Class or Class A shares made up to 90 days before the date of the Letter of Intent. You can also apply a Right of Accumulation to these purchases. Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, however, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the MainStay Funds’ Transfer Agent for this purpose. For more information, see “Purchase, Redemption, Exchanges and Repurchase — Letter of Intent” in the Fund’s SAI.

•	Your Responsibility

To receive the reduced sales charge, you must inform the Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Fund. If you are buying shares through a financial intermediary firm, you must tell your financial advisor of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial advisor a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your minor children, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial advisor of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive a discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the Fund’s SAI under “Alternative Sales Arrangements — Reduced Sales Charges on Investor Class and Class A Shares” and on the internet at mainstayinvestments.com under the “Shareholder Services” tab.

“Spouse” with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include the following: i) an individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage; ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

•	50 or more participants; or
•	an aggregate investment in shares of any class of the Fund of $1,000,000 or more; or
•	holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) will be subject to a contingent deferred sales charge upon redemption within one year of the date of purchase. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

529 Plans

When shares of the Fund are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Fund and of New York Life Insurance Company (“New York Life”) and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the Fund’s SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is eliminated, we may impose a CDSC of 1.00% if you redeem or exchange your shares within one year. The Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Fund’s transfer agent, NYLIM Service Company LLC (“MainStay Investments”), an affiliate of New York Life Investments, toll-free at 800-MAINSTAY (624-6782) and review the information under “Alternative Sales Arrangements — Reduced Sales Charges on Investor Class and Class A Shares” in the Fund’s SAI.

Information on Fees

Rule 12b-1 Plans

The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which distribution and/or service fees are paid to the Distributor. The Investor Class, Class A and Class R2 12b-1 plans typically provide for payment for distribution or service activities of up to 0.25% of the average annual net assets of Investor Class, Class A or Class R2 shares of the Fund, respectively. The Class B and Class C 12b-1 plans each provide for payment of both distribution and/or service activities of up to 1.00% of the average annual net assets of Class B and Class C shares of the Fund, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000, whether by shareholder action or change in market value, will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your fund balance. This small account fee will not apply to certain types of accounts including:

•	Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;

•	accounts with active AutoInvest plans or systematic investment programs where the Fund deducts directly from the client’s checking or savings account;
•	NYLIM SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;
•	403(b)(7) accounts;
•	accounts serviced by unaffiliated broker/dealers or third party administrators (other than NYLIM SIMPLE IRA Plan Accounts); and
•	certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st each year. The Fund may, from time to time, consider and implement additional measures to increase average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the Fund by calling toll-free 800-MAINSTAY (624-6782) for more information.

Shareholder Services Plans

The Fund has also adopted a shareholder services plan with respect to Class R1 and Class R2 shares. Under the terms of the shareholder services plans, the Fund’s Class R1 and Class R2 shares are authorized to pay to New York Life Investments, its affiliates, or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1 or Class R2 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of Class R1 or Class R2 shares of the Fund.

Pursuant to the shareholder services plans, the Fund’s Class R1 and Class R2 shares may pay for shareholder services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 shares, these services are in addition to those services that are provided under the Class R2 12b-1 plan.

Compensation to Dealers

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation may vary depending upon the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

•	The Distributor pays sales concessions to dealers, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.
•	The Distributor or an affiliate, from its own resources, pays a sales concession of 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to dealers at the time of sale.
•	From its own resources, the Distributor pays a sales concession of 4.00% on purchases of Class B shares to dealers at the time of sale.
•	The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.
•	The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.
•	In addition to payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.25% annually on assets held.
•	The Distributor may pay a finder’s fee or other compensation to third parties in connection with the sale of Fund shares and/or shareholder or account servicing arrangements.
•	The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

•	The Distributor or an affiliate may make payments to financial intermediaries that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Fund. A portion of these fees may be paid from the Distributor’s or its affiliate’s own resources.
•	Wholesaler representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of the Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Fund, which may vary based on the type of Fund being promoted.

Although the Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund, the Manager and ICAP do not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Payments made from the Distributor’s or an affiliate’s own resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisors, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisors may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the Fund’s SAI or consult with your financial intermediary firm or financial advisor. You should review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial advisor.

Buying, Selling, Converting and Exchanging Fund Shares

How to Open Your Account

Investor Class, Class A, B or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. If you place your order by phone, MainStay Investments must receive your completed application and check in good order within three business days. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the same Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Class A shares of the same Fund.

Good order means all the necessary information, signatures and documentation have been fully completed.

Class I, R1 and R2 Shares

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I, R1 and R2 shares of the Fund.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. Your financial advisor may place your order by phone. MainStay Investments must receive your completed application and check in good order within three business days.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (the “Exchange”) every day the Exchange is open. NAV is not calculated on days on which the Exchange is closed. When you buy shares, you must pay the NAV next calculated after MainStay Investments receives your order in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at the Fund’s

NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Fund.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Conversions Between Share Classes

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect to convert your shares on a voluntary basis into another share class of the Fund for which you are eligible. However, the following limitations apply:

•	Investor Class and Class A shares that remain subject to a CDSC are ineligible for a voluntary conversion; and
•	All Class B and Class C shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares.

To request a voluntary conversion between share classes of the Fund, you may contact the Fund, either directly or through your financial intermediary firm. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relative net asset values of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may automatically be converted back to your original share class, or into another share class, if appropriate. Although the Fund expects that a conversion between share classes of the Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax advisor with respect to the tax treatment of your investment in the Fund. The Fund may change, suspend or terminate this conversion feature at any time.

Opening Your Account — Individual Shareholders

How	Details
By Wire:	You or your registered representative should call MainStay Investments toll-free at 800- MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:
State Street Bank and Trust Company	The wire must include:
• name(s) of investor(s);
• your account number; and
• Fund Name and Class of shares.
• ABA #011-0000-28	Your bank may charge a fee for the wire transfer.
• MainStay Funds (DDA #99029415)
• Attn: Custody and Shareholder Services
To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.
By Phone:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open.

Call before 4:00 pm Eastern time to buy shares at the current day’s NAV.	MainStay Investments must receive your application and check, payable to MainStay Funds, in good order within three business days. If not, MainStay Investments can cancel your order and hold you liable for costs incurred in placing it.
Be sure to write on your check:
• name(s) of investor(s);
• your account number; and
• Fund name and Class of shares.

How	Details
By Mail:	Return your completed MainStay Funds application with a check for the amount of your investment to:

MainStay Funds
P.O. Box 8401
Boston,
MA 02266-8401

Send overnight orders to:
MainStay Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809	Make your checks payable to MainStay Funds.
• $1,000 minimum for Investor Class, Class B and Class C shares.
• $25,000 minimum for Class A shares ($15,000 for investors with $100,000 or more invested in any share class of any of the MainStay Funds).
• $5 million minimum for Class I shares.
Be sure to write on your check:
• name(s) of investor(s); and
• Fund name and Class of shares.

Buying Additional Shares of the Fund — Individual Shareholders

	How	Details
By Wire:	Wire the purchase amount to:	The wire must include:
	State Street Bank and Trust Company	• name(s) of investor(s);
• your account number; and
	• ABA #011-0000-28	• Fund name and Class of shares.
• MainStay Funds (DDA #99029415)
	• Attn: Custody and Shareholder Services.	Your bank may charge a fee for the wire transfer.
To buy shares the same day, MainStay Investments must receive your wired money by 4:00 pm Eastern time.
Electronically:	Call, or have your investment professional call MainStay Investments toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the New York Stock Exchange is open to make an ACH purchase.	Eligible investors can purchase shares by using electronic debits from a designated bank account.
• the maximum ACH purchase amount is $100,000.

	How	Details
Call before 4:00 pm Eastern time to buy shares at the current day’s NAV; or
Visit us at mainstayinvestments.com.
By Mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-840 1	Make your check payable to MainStay Funds.
• $50 minimum (for Investor Class, Class B and Class C shares), and
	Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	Be sure to write on your check:
• name(s) of investor(s);
• your account number; and
• Fund name and Class of shares.

Selling Shares — Individual Shareholders

How	Details
By Contacting Your Financial Advisor:	You may sell (redeem) your shares through your financial advisor or by any of the methods described below.
By Phone:	To Receive Proceeds by Check: Call MainStay Investments toll-free at
800-MAINSTAY (624-6782) between 8:00 am and
6:00 pm Eastern time any day the New York Stock Exchange is open.

Call before 4:00 pm Eastern time to sell shares at the current day’s NAV.

•

Generally, after receiving your sell order by phone, MainStay Investments will send a check to the account owner at the owner’s address of record the next business day, although it may take up to seven days to do so. Generally, MainStay Investments will not send checks to addresses on record for 30 days or less.

• The maximum order MainStay Investments can process by phone is $100,000.

How	Details
By Wire:	To Receive Proceeds by Wire: Call MainStay Investments toll-free at
800-MAINSTAY (624-6782) between 8:00 am and
6:00 pm Eastern time any day the New York Stock Exchange is open. Eligible investors may sell shares and have proceeds electronically credited to a designated bank account.

Call before 4:00 pm Eastern time to sell shares at the current day’s NAV.

•

Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by bank wire to your designated bank account the next business day, although it may take up to seven business days to do so. Your bank may charge you a fee to receive the wire transfer.

• MainStay Investments must have your bank account information on file.
• There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.
• The minimum wire transfer amount is $1,000.
Electronically:	To Receive Proceeds Electronically by
ACH:  Call MainStay Investments toll- free at
800-MAINSTAY (624-6782) between 8:00 am and
6:00 pm Eastern time any day the New York Stock Exchange is open.

Call before 4:00 pm Eastern time to sell shares at the current day’s NAV.	• Generally, after receiving your sell order by phone, MainStay Investments will send the proceeds by ACH transfer the next business day, although it may take up to seven business days to do so.
• MainStay Investments must have your bank account information on file.
• Proceeds may take 2-3 business days to reach your bank account.
• There is no fee from MainStay Investments for this transaction.
• The maximum ACH transfer amount is $100,000.

	How	Details
By Mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401	Write a letter of instruction that includes:
• your name(s) and signature(s);
• your account number;
• Fund name and Class of shares; and
	Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809	• dollar or share amount you want to sell.
Obtain a Medallion Signature Guarantee or other documentation as required.
There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service
By Internet:	Please visit mainstayinvestments.com.

General Policies

The following are MainStay Investments’ general policies regarding the purchase and sale of Fund shares. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

•	All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.
•	MainStay Investments does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.
•	If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

•	The Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.
•	To limit the Fund’s expenses, we do not issue share certificates.

Selling Shares

•	If you have share certificates, you must return them with a written redemption request.
•	Your shares will be sold at the next NAV calculated after MainStay Investments receives your request in good order. MainStay Investments will make the payment within seven days after receiving your request in good order.
•	If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.
•	When you sell Class B or Class C shares, or Investor Class shares or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.
•	There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.
•	Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MainStay Investments takes reasonable measures to verify the order.
•	Reinvestment won’t relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.
•	MainStay Investments requires a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with the Fund.

•	MainStay Investments requires a written order to sell shares and a Medallion Signature Guarantee if:
•	MainStay Investments does not have on file required bank information to wire funds;
•	the proceeds from the sale will exceed $100,000;
•	the proceeds of the sale are to be sent to an address other than the address of record; or
•	the proceeds are to be payable to someone other than the account holder(s).
•	In the interest of all shareholders, the Fund reserves the right to:
•	change or discontinue its exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;
•	change or discontinue the systematic withdrawal plan upon notice to shareholders;
•	close accounts with balances of less than $100 invested in Investor Class shares or $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or
•	change the minimum investment amounts.
•	There is no fee for wire redemptions of Class I shares.

When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. For certain systematic transactions, you will receive quarterly confirmation statements. You should review the information in the confirmation statements carefully. If you notice an error, you should call your investment dealer or MainStay Investments immediately. If you or your investment dealer fails to notify MainStay Investments within one year of the transaction, you may be required to bear the costs of correction.

Additional Information

The policies and fees described in this Proxy Statement/Prospectus govern transactions with the Fund. If you invest through a third party-bank, broker, 401(k), financial advisor, or financial supermarket-there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time the Fund may close and reopen to new investors or new share purchases at its discretion. If the Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If the Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of the Fund unless you are already a shareholder of the Fund.

Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, the Fund and MainStay Investments from fraud, Medallion Signature Guarantees are required to enable MainStay Investments to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”), or the New York Stock Exchange Medallion Signature Program (“MSP”). Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact MainStay Investments toll-free at 800-MAINSTAY (624-6782) for further details.

Investing for Retirement

You can purchase shares of the Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax advisor before establishing any tax-deferred retirement plan.

The Fund may not be available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) for further details.

Purchases-In-Kind

You may purchase shares of the Fund by transferring securities to the Fund in exchange for Fund shares (“in kind purchase”). In kind purchases may be made only upon the Fund’s approval and determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund’s procedures relating to in kind purchases.

Redemptions-In-Kind

The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund’s portfolio, consistent with the Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right — for 90 days — to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven’t been reinvested once already; (2) your account is not subject to a 60-day block as described in “Excessive Purchases and Redemptions or Exchanges”; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed you’ll receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won’t relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

Convenient, Yes... But not Risk-Free.  Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Fund will not be liable for following phone instructions that it reasonably believes are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Fund or MainStay

Investments fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

•	all phone calls with service representatives are tape recorded; and
•	written confirmation of every transaction is sent to your address of record.

MainStay Investments and the Fund reserve the right to suspend the MainStay Audio Response System at any time or the system might become inoperable due to technical problems.

Shareholder Services

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at mainstayinvestments.com, contacting your financial advisor for instructions, or by calling MainStay Investments toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing — Individual Shareholders Only

MainStay offers four automatic investment plans:

(1)	AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

•	make regularly scheduled investments; and/or
•	purchase shares whenever you choose.
(2)	Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

(3)	Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

(4)	Systematic Exchange

Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see “Exchanging Shares Among MainStay Funds” for more information.

Systematic Withdrawal Plan — Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof, which are offered in separate prospectuses, including:

•	MainStay 130/30 Core Fund
•	MainStay 130/30 Growth Fund
•	MainStay 130/30 High Yield Fund
•	MainStay 130/30 International Fund
•	MainStay All Cap Growth Fund
•	MainStay Balanced Fund
•	MainStay Cash Reserves Fund
•	MainStay Common Stock Fund
•	MainStay Conservative Allocation Fund
•	MainStay Convertible Fund
•	MainStay Diversified Income Fund
•	MainStay Floating Rate Fund
•	MainStay Global High Income Fund
•	MainStay Government Fund
•	MainStay Growth Allocation Fund
•	MainStay Growth Equity Fund
•	MainStay High Yield Corporate Bond Fund
•	MainStay ICAP Equity Fund
•	MainStay ICAP Global Fund
•	MainStay ICAP International Fund
•	MainStay ICAP Select Equity Fund
•	MainStay Indexed Bond Fund
•	MainStay Intermediate Term Bond Fund
•	MainStay International Equity Fund
•	MainStay Large Cap Growth Fund
•	MainStay MAP Fund
•	MainStay Moderate Allocation Fund
•	MainStay Moderate Growth Allocation Fund
•	MainStay Money Market Fund
•	MainStay Principal Preservation Fund
•	MainStay S&P 500 Index Fund
•	MainStay Retirement 2010 Fund
•	MainStay Retirement 2020 Fund
•	MainStay Retirement 2030 Fund
•	MainStay Retirement 2040 Fund
•	MainStay Retirement 2050 Fund
•	MainStay Short Term Bond Fund
•	MainStay Tax Free Bond Fund
•	MainStay Total Return Fund

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax advisor on the consequences.

Before making an exchange request, read the prospectus of the Fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see “Excessive Purchases and Redemptions or Exchanges”).

The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of the Fund into Class B or Class C shares of the MainStay Money Market Fund (which is offered in a separate prospectus) or you exchange Investor Class shares or Class A shares of the Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the Fund between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same Fund at the net asset value next computed and without imposition of a contingent deferred sales charge.

When you exchange shares, you may incur a redemption fee. Please see “Shareholder Guide — Redemption Fee” for more information.

MainStay Investments tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

Excessive Purchases and Redemptions or Exchanges

The Fund is not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of the Fund’s shareholders and the Fund’s ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of the Fund’s investment strategies or negatively impact Fund performance. For example, the Subadvisor might have to maintain more of the Fund’s assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. Accordingly, the Fund’s Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. These policies are discussed more fully below. There is the risk that the Fund’s policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. The Fund may change its policies or procedures at any time without prior notice to shareholders.

The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor’s financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Fund. In addition, the Fund reserves the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in this Proxy Statement/Prospectus) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s judgment, is likely to harm Fund shareholders. Pursuant to the Fund’s policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund’s long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans are not subject to the surveillance procedures. Exceptions are subject to the advance approval by the Fund’s Chief Compliance Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the Fund’s policies and procedures, the Fund does not accommodate, nor has any arrangement to permit, frequent purchases and redemptions of Fund shares.

The Fund, through MainStay Investments and the Distributor, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. As part of this surveillance process, the Fund examines transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, the Fund will place a “block” on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in the Fund. The Fund may modify its surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate, to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the Fund may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the Fund’s procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the Fund’s Chief Compliance Officer that such investment programs and strategies are consistent with the Fund’s objective of avoiding disruption due to market timing.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading, which fee is described in the Fund’s Prospectus.

While the Fund discourages excessive or short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The Fund’s ability to reasonably detect all such trading may be limited, for example, where the Fund must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to Fund shareholders.

Fair Valuation and Portfolio Holdings Disclosure

Determining the Fund’s Share Prices (“NAV”) and the Valuation of Securities

The Fund generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The Fund does not calculate its NAV on days the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the Fund’s net assets attributable to that class by the number of shares of that class outstanding on that day. The value of the Fund’s investments is generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of the Fund’s portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager in consultation with the Subadvisor deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. The Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund’s Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds’ fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of each of the Fund’s portfolio securities holdings is available in the Fund’s SAI. MainStay Funds will publish quarterly a list of the Fund’s ten largest holdings and publish monthly a complete schedule of the Fund’s portfolio holdings on the internet at mainstayinvestments.com. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782). Disclosure of the Fund’s portfolio holdings is made available as of the last day of each calendar month, no earlier than 15 days after the end of the reported month. In addition, disclosure of the Fund’s top ten holdings is made quarterly no earlier than 15 days after the end of each calendar quarter. The Fund’s quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report to the SEC on Form N-Q.

Fund Earnings

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as “dividends.” The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

MainStay Investments reserves the right to automatically reinvest dividend distributions of less than $10.00.

When the Fund Pays Dividends

The Fund declares and pays any dividends, to the extent income is available, at least once a year, typically in December. Dividends are normally paid on the last business day of each quarter after a dividend is declared, to the extent that income is available. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

Buy After the Dividend Payment.  Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The Fund earns capital gains when it sells securities at a profit.

When the Fund Pays Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.

How to Take Your Earnings

You may receive your portion of Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor (if permitted) or MainStay Investments directly. The seven choices are:

(1)	Reinvest dividends and capital gains in:
•	the Fund; or
•	another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).
(2)	Take the dividends in cash and reinvest the capital gains in the Fund.
(3)	Take the capital gains in cash and reinvest the dividends in the Fund.
(4)	Take a percentage of dividends or capital gains in cash and reinvest the remainder in the Fund.
(5)	Take dividends and capital gains in cash.
(6)	Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the original Fund.
(7)	Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the original Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

Understand the Tax Consequences

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund’s realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings of the Fund will generally be a result of capital gains that may be taxed as either long-term capital gains or short-term capital gains (taxed as ordinary income). Earnings generated by interest received on fixed-income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

For individual shareholders, a portion of the dividends received from the Fund may be treated as “qualified dividend income,” which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distribution. For corporate shareholders, a portion of the dividends received from the Fund may qualify for the corporate dividends received deduction. The favorable treatment of any qualified dividend income is scheduled to expire after 2010.

MainStay Investments will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Return of Capital

If the Fund’s distributions exceed its income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if the Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

Seek professional assistance.  Your financial advisor can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Fund’s SAI.

Do not overlook sales charges.  The amount you pay in sales charges reduces gains and increases losses for tax purposes.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Trust to be used at the Special Meeting.

This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Acquired Funds on or about August 26, 2009. Only shareholders of record as of the close of business on July 27, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust of the Acquired Funds at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of a Reorganization Agreement and the Reorganization contemplated thereby.

Voting of Proxies

If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by touch-tone telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on the applicable Reorganization. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by (1) delivering to the Secretary of the Trust written notice of the revocation at the address on the cover of this Proxy Statement/Prospectus, (2) delivering to the Acquired Funds a proxy with a later date, or (3) attending and voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to a Reorganization, such proxy will be voted FOR the proposed Reorganization and in the discretion of the proxy holder with regard to any other proposal.

Quorum Requirements

A quorum of shareholders is necessary to hold a valid meeting and to consider the Reorganizations. The presence in person or by proxy of the holders of the majority of outstanding shares of the Acquired Funds on the Record Date shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Acquired Funds:

As of Record Date (July 27, 2009)

	Number of Shares Outstanding
	Class A	Class I	Class B	Class C	Class R1	Class R2	Investor Class
Mid Cap Value Fund	4,751,868.011	24,449.802	5,388,040.639	1,247,690.095	397.835	10,274.595	3,351,828.682
Value Fund	10,130,301.681	1,441,866.876	4,310,575.391	415,011.079	74.427	2,937.783	9,706,910.199

Votes Necessary to Approve the Reorganizations

Approval of the Reorganizations will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the applicable Acquired Fund, which is defined in the 1940 Act as the lesser of: (1) 67% of the voting securities of the Acquired Fund present at the meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the applicable Acquired Fund.

Effect of Abstentions and Broker “Non-Votes”

The Acquired Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Acquired Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

Abstentions and broker non-votes will not, however, be counted as votes in favor of the Reorganization. Therefore, abstentions and broker non-votes will have the effect of a “no” vote with respect to the Reorganizations.

Adjournments

If a quorum is not present at the Special Meeting, if a quorum is present but sufficient votes to approve the Reorganizations have not been received at the time of the Special Meeting, or for any other reason permitted by law and the organizational documents of the applicable Acquired Fund, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of the Reorganization(s) and will vote against any such adjournment with respect to those proxies which have been voted against the Reorganization(s).

Payment of Solicitation Expenses

New York Life Investments has agreed to bear one-half of direct expenses, including costs of solicitation of proxies and voting instructions, relating to each Reorganization. The remaining one-half of the costs of each Reorganization will be borne by the applicable Acquired Fund. New York Life Investments estimates the total cost to be between $185,000 and $210,000 with respect to the Mid Cap Value Reorganization, including between $90,000 and $100,000 in proxy solicitation expenses, and $275,000 and $300,000 with respect to the Value Reorganization, including between $155,000 and $165,000 in proxy solicitation expenses. The Acquired Funds have retained Computershare Fund Services and Broadridge Financial Solutions, Inc. to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, its affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

Other Matters to Come Before the Special Meeting

The Acquired Funds do not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Reorganizations or for any other reason permitted by law and the organizational documents of the applicable Acquired Fund, it is the intention of the Acquired Funds that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Reorganizations and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals

A shareholder may request inclusion in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings certain proposals for action which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 51 Madison Avenue, New York, New York 10010. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

Financial Highlights

The fiscal year end of each Fund is October 31.

The financial highlights of the ICAP Select Equity Fund contained in Exhibit D have been derived from financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm.

Forms of Organization

The ICAP Select Equity Fund is a series of ICAP Funds, Inc., an open-end management investment company registered with the SEC that is organized as a Maryland corporation. When formed, the ICAP Select Equity Fund was sub-classified as a “non-diversified” fund as defined in the 1940 Act. However, due to the ICAP Select Equity Fund’s principal investment strategy and investment process, it has historically operated as a “diversified” fund. Therefore, the ICAP Select Equity Fund will not operate as a “non-diversified” fund without first obtaining shareholder approval. The Acquired Funds are diversified series of The MainStay Funds, an open-end management investment company registered with the SEC that is organized as a Massachusetts business trust. Each Fund is governed by a Board consisting of eight members, seven of whom are “non-interested” persons as defined in the 1940 Act, as amended. For more information on the history of the Funds, please see the Funds’ SAIs.

Distributor

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as each Fund’s distributor and principal underwriter (the “Distributor”) pursuant to an Amended and Restated Master Distribution Agreement, dated June 18, 2007. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Funds’ shares. The Distributor is a wholly-owned subsidiary of New York Life Investments.

Custodian

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900 serves as the Custodian for each Fund’s assets. State Street also provides sub-administration and sub-accounting services for the Funds. These services include calculating the Funds’ daily net asset values, maintaining general ledger and sub-ledger accounts for the calculation of the Funds’ respective net asset values, and assisting New York Life Investments in conducting various aspects of the Funds’ administrative operations. For providing these non-custody services to the Funds, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by the Funds.

Independent Registered Public Accounting Firm

KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, serves as the Funds’ independent registered public accounting firm. KPMG LLP is responsible for auditing the annual financial statements of the Funds. Representatives of KPMG LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Shareholder Reports

The Funds will furnish, without charge, upon request, a printed version of the most recent annual reports to shareholders of the Funds (and any subsequent semiannual reports). Such requests may be directed to the Funds by contacting the Distributor of the Funds’ shares by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 800-MAINSTAY (624-6782). Please include the name of the specific Fund for which you request reports.

Information Requirements

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, D.C. 20549. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Funds.

Security Ownership of Management and Principal Shareholders

As of the Record Date, (1) the current officers and Directors of ICAP Funds, Inc., in the aggregate beneficially owned less than 1% of a class of shares of the ICAP Select Equity Fund, and (2) the current officers and Trustees of the Trust, in the aggregate beneficially owned less than 1% of a class of shares of either of the Acquired Funds. A list of the 5% shareholders of the ICAP Select Equity Fund and the Acquired Funds as of the Record Date is contained in Exhibit E.

Vote of Fund Shares by New York Life Investments

MainStay Asset Allocation Funds and MainStay Retirement Funds may receive the proxy statement as shareholders of the Acquired Funds. In that event, New York Life Investments and/or its affiliates have the discretion to vote such shares on the proposed Reorganizations, but will do so in accordance with the recommendations of an independent service provider or in the same proportion as the other shareholders of the Acquired Funds. The Acquired Funds have been advised by New York Life Investments that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Capitalization

The following tables show the capitalization of the Acquired Funds and the ICAP Select Equity Fund as of April 30, 2009, and on a pro forma basis as of that date, giving effect to each of the proposed acquisitions of assets at net asset value.

ICAP Select Equity Fund Pro Forma Combined With the Mid Cap Value Fund and the Value Fund

	As of April 30, 2009
NET ASSETS	Mid Cap Value Fund	Value Fund	ICAP Select Equity Fund	Pro Forma Adjustments(a)	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund and Value Fund
Class A	$42,038,437	$117,176,386	$125,565,048	$(87,504)	$284,692,367
Class I	$218,472	$19,944,639	$1,137,759,108	$(9,733)	$1,157,912,486
Class B**	$49,109,709	$52,987,353	None	$(61,965)	$102,035,097
Class C	$11,459,396	$4,846,897	$40,977,040	$(10,852)	$57,272,481
Class R1	$47,126	$862	$9,884,734	$(35)	$9,932,687
Class R2	$58,261	$32,004	$10,500,688	$(59)	$10,590,894
Class R3	None	None	$3,555,649	None	$3,555,649
Investor Class	$29,391,171	$113,811,961	$8,193,783	$(76,479)	$151,320,436

NET ASSET VALUE PER SHARE	Mid Cap Value Fund	Value Fund	ICAP Select Equity Fund		Pro Forma Adjustments	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund and Value Fund
Class A	$8.83	$11.47		$23.85	—	$23.85
Class I	$8.97	$11.56		$23.89	—	$23.89
Class B**	$8.38	$11.41	$	None	—	$23.76
Class C	$8.38	$11.41		$23.76	—	$23.76
Class R1	$9.00	$11.58		$23.91	—	$23.91
Class R2	$8.88	$11.53		$23.85	—	$23.85
Class R3	None	None		$23.83	—	$23.83
Investor Class	$8.82	$11.49		$23.85	—	$23.85

SHARES OUTSTANDING	Mid Cap Value Fund	Value Fund	ICAP Select Equity Fund	Pro Forma Adjustments(b)	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund and Value Fund
Class A	4,760,497	10,216,403	5,264,081	(8,304,895)	11,936,086
Class I	24,361	1,725,837	47,621,359	(906,607)	48,464,950
Class B**	5,858,273	4,644,566	None	(6,208,433)	4,294,406
Class C	1,367,154	424,770	1,724,645	(1,106,089)	2,410,480
Class R1	5,234	75	413,433	(3,303)	415,439
Class R2	6,564	2,775	440,193	(5,557)	443,975
Class R3	None	None	149,200	—	149,200
Investor Class	3,331,664	9,906,930	343,623	(7,237,476)	6,344,741

**	The ICAP Select Equity Fund does not currently offer Class B shares but has registered such shares with the SEC to be offered to current Class B shareholders of the Acquired Funds in connection with the proposed Reorganizations.
(a)	Reflects the adjustments for the cost of the Reorganization.
(b)	Reflects share adjustments, net of retired shares of MainStay Mid Cap Value Fund and MainStay Value Fund.

ICAP Select Equity Fund Pro Forma Combined With the Mid Cap Value Fund Only

	As of April 30, 2009
NET ASSETS	Mid Cap Value Fund	ICAP Select Equity Fund	Pro Forma Adjustments(a)	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund Only
Class A	$42,038,437	$125,565,048	$(31,279)	$167,572,206
Class I	$218,472	$1,137,759,108	$(163)	$1,137,977,417
Class B**	$49,109,709	None	$(36,540)	$49,073,169
Class C	$11,459,396	$40,977,040	$(8,526)	$52,427,910
Class R1	$47,126	$9,884,734	$(35)	$9,931,825
Class R2	$58,261	$10,500,688	$(43)	$10,558,906
Class R3	None	$3,555,649	—	$3,555,649
Investor Class	$29,391,171	$8,193,783	$(21,869)	$37,563,085

NET ASSET VALUE PER SHARE	Mid Cap Value Fund	ICAP Select Equity Fund		Pro Forma Adjustments	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund Only
Class A	$8.83		$23.85	—	$23.85
Class I	$8.97		$23.89	—	$23.89
Class B**	$8.38	$	None	—	$23.76
Class C	$8.38		$23.76	—	$23.76
Class R1	$9.00		$23.91	—	$23.91
Class R2	$8.88		$23.85	—	$23.85
Class R3	None		$23.83	—	$23.83
Investor Class	$8.82		$23.85	—	$23.85

SHARES OUTSTANDING	Mid Cap Value Fund	ICAP Select Equity Fund	Pro Forma Adjustments(b)	ICAP Select Equity Fund Pro Forma Combined With Mid Cap Value Fund Only
Class A	4,760,497	5,264,081	(2,999,191)	7,025,387
Class I	24,361	47,621,359	(15,223)	47,630,497
Class B**	5,858,273	None	(3,792,904)	2,065,369
Class C	1,367,154	1,724,645	(885,215)	2,206,584
Class R1	5,234	413,433	(3,264)	415,403
Class R2	6,564	440,193	(4,123)	442,634
Class R3	None	149,200	—	149,200
Investor Class	3,331,664	343,623	(2,100,247)	1,575,040

**	The ICAP Select Equity Fund does not currently offer Class B shares but has registered such shares with the SEC to be offered to current Class B shareholders of the Acquired Funds in connection with the proposed Reorganizations.
(a)	Reflects the adjustments for the cost of the Reorganization.
(b)	Reflects share adjustments, net of retired shares of MainStay Mid Cap Value Fund and MainStay Value Fund.

ICAP Select Equity Fund Pro Forma Combined With the Value Fund Only

	As of April 30, 2009
NET ASSETS	Value Fund	ICAP Select Equity Fund	Pro Forma Adjustments(a)	ICAP Select Equity Fund Pro Forma Combined With Value Fund Only
Class A	$117,176,386	$125,565,048	$(56,225)	$242,685,209
Class I	$19,944,639	$1,137,759,108	$(9,570)	$1,157,694,177
Class B**	$52,987,353	None	$(25,425)	$52,961,928
Class C	$4,846,897	$40,977,040	$(2,326)	$45,821,611
Class R1	$862	$9,884,734	$(0)	$9,885,596
Class R2	$32,004	$10,500,688	$(15)	$10,532,677
Class R3	None	$3,555,649	—	$3,555,649
Investor Class	$113,811,961	$8,193,783	$(54,611)	$121,951,133

NET ASSET VALUE PER SHARE	Value Fund	ICAP Select Equity Fund		Pro Forma Adjustments	ICAP Select Equity Fund Pro Forma Combined With Value Fund Only
Class A	$11.47		$23.85	—	$23.85
Class I	$11.56		$23.89	—	$23.89
Class B**	$11.41	$	None	—	$23.76
Class C	$11.41		$23.76	—	$23.76
Class R1	$11.58		$23.91	—	$23.91
Class R2	$11.53		$23.85	—	$23.85
Class R3	None		$23.83	—	$23.83
Investor Class	$11.49		$23.85	—	$23.85

SHARES OUTSTANDING	Value Fund	ICAP Select Equity Fund	Pro Forma Adjustments(b)	ICAP Select Equity Fund Pro Forma Combined With Value Fund Only
Class A	10,216,403	5,264,081	(5,305,704)	10,174,780
Class I	1,725,837	47,621,359	(891,385)	48,455,811
Class B**	4,644,566	None	(2,415,529)	2,229,037
Class C	424,770	1,724,645	(220,874)	1,928,541
Class R1	75	413,433	(39)	413,469
Class R2	2,775	440,193	(1,434)	441,534
Class R3	None	149,200	—	149,200
Investor Class	9,906,930	343,623	(5,137,230)	5,113,323

**	The ICAP Select Equity Fund does not currently offer Class B shares but has registered such shares with the SEC to be offered to current Class B shareholders of the Acquired Funds in connection with the proposed Reorganizations.
(a)	Reflects the adjustments for the cost of the Reorganization.
(b)	Reflects share adjustments, net of retired shares of MainStay Mid Cap Value Fund and MainStay Value Fund.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

MAINSTAY ICAP SELECT EQUITY FUND
MAINSTAY [•] FUND

The Board of Directors of ICAP Funds, Inc., a Maryland corporation, and the Board of Trustees of The MainStay Funds, a Massachusetts business trust, (collectively, the “Boards”), deem it advisable that MainStay ICAP Select Equity Fund (the “Acquiring Fund”), a series of ICAP Funds, Inc., and MainStay [•] Fund (the “Acquired Fund”), a series of The MainStay Funds, engage in the reorganization described below.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 shares of common stock of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of ICAP Funds, Inc. has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of The MainStay Funds has determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1 Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3 The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquiring Fund Shares to be so credited to Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquired Fund’ Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although share certificates representing interests in Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

2.	Valuation

2.1 The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Acquired Fund’s Board.

2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by the Acquiring Fund’s Board.

2.3 The number of the Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4 All computations of value shall be made by New York Life Investment Management LLC (“New York Life Investments”), in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund’s record keeping agent and by each Fund’s independent accountants.

3.	Closing and Closing Date

3.1 The Closing Date shall be [October 28, 2009] or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of the Funds or at such other time and/or place as the parties may agree.

3.2 The MainStay Funds shall direct State Street Bank and Trust Company as custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3 The MainStay Funds shall direct NYLIM Service Company LLC, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Boards, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	Representations and Warranties

4.1 Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of The MainStay Funds, The MainStay Funds, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a) The Acquired Fund is duly organized as a series of The MainStay Funds, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts, with power under The MainStay Funds’ Declaration of Trust and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

(b) The MainStay Funds is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, The MainStay Funds, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, ICAP Funds, Inc., on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The MainStay Funds is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which The MainStay Funds, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which The MainStay Funds, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by ICAP Funds, Inc., on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The MainStay Funds, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated October 31, 2008 have been audited by KPMG LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since October 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing

Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by The MainStay Funds and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares;

(n) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of The MainStay Funds, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2 Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of ICAP Funds, Inc., on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a) The Acquiring Fund is duly organized as series of ICAP Funds, Inc., which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) ICAP Funds, Inc. is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, ICAP Funds, Inc., on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of ICAP Funds, Inc.’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ICAP Funds, Inc., on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ICAP Funds, Inc., on behalf of the Acquiring Fund, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by The MainStay Funds, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against ICAP Funds, Inc., on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. ICAP Funds, Inc., on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund dated October 31, 2008 have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since October 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by ICAP Funds, Inc. and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of ICAP Funds, Inc., on behalf of the Acquiring Fund, and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the Special Meeting of Shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The MainStay Funds will call a Special Meeting of the Shareholders of the Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5 Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the Special Meeting of the Shareholders of the Acquired Fund to consider approval of this Plan and the transactions contemplated herein.

5.7 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquiring Fund Shares received at the Closing.

5.8 The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.9 The MainStay Funds, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as ICAP Funds, Inc., on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) The MainStay Funds’, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) ICAP Funds, Inc.’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.10 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of The MainStay Funds, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at The MainStay Funds’ election, to the performance by ICAP Funds, Inc., on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of ICAP Funds, Inc., on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2 ICAP Funds, Inc., on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to The MainStay Funds, and dated as of the Closing Date, to the effect that the representations and warranties of ICAP Funds, Inc., on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as The MainStay Funds shall reasonably request;

6.3 ICAP Funds, Inc., on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by ICAP Funds, Inc., on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of ICAP Funds, Inc., on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at ICAP Funds, Inc.’s election, to the performance by The MainStay Funds, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of The MainStay Funds, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The MainStay Funds shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of The MainStay Funds;

7.3 The MainStay Funds, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of The MainStay Funds, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as ICAP Funds, Inc. shall reasonably request;

7.4 The MainStay Funds, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by The MainStay Funds, on behalf of the Acquired Fund, on or before the Closing Date;

7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to The MainStay Funds, on behalf of the Acquired Fund, or ICAP Funds, Inc., on behalf of the Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of The MainStay Funds’ Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, The MainStay Funds and ICAP Funds, Inc., on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 8.1;

8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to ICAP Funds, Inc.’s or The MainStay Funds’ knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by ICAP Funds, Inc. and The MainStay Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5 The parties shall have received the opinion of counsel to The MainStay Funds, on behalf of the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to The MainStay Funds of representations it shall request of The MainStay Funds. Notwithstanding anything herein to the contrary, The MainStay Funds and ICAP Funds, Inc., on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the condition set forth in this paragraph 8.5.

9.	Indemnification

9.1 ICAP Funds, Inc., out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2 The MainStay Funds, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.	Brokerage Fees and Expenses

10.1 The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2 The expenses relating to the proposed Reorganization will be borne by New York Life Investments, the Acquired Fund and/or the Acquiring Fund as mutually agreed upon. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Entire Agreement; Survival of Warranties

11.1 ICAP Funds, Inc. and The MainStay Funds agree that they have not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.	Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Boards of ICAP Funds, Inc. and The MainStay Funds, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Boards, make proceeding with the Plan inadvisable.

13.	Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ICAP Funds, Inc. and The MainStay Funds, on behalf of either the Acquiring Fund or the Acquired Fund, respectively; provided, however, that following the Special Meeting of the Shareholders of the Acquired Fund called by The MainStay Funds, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquiring Fund Shares to be issued to the Investor Class, Class A, Class B, Class C, Class I, Class R1 and Class R2 Acquired Fund Shareholders, respectively, under this Plan to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attn: Marguerite E. H. Morrison, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Sander M. Bieber.

15.	Headings; Governing Law; Assignment; Limitation of Liability

15.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2 This Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the th day of October, 2009.

ICAP FUNDS, INC. On behalf of the Acquiring Fund: MainStay ICAP Select Equity Fund	THE MAINSTAY FUNDS On behalf of the Acquired Fund: MainStay [•] Fund
By:	By:

New York Life Investments agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.

NEW YORK LIFE
INVESTMENT MANAGEMENT LLC

By: Stephen P. Fisher President and Chief Executive Officer

EXHIBIT B

COMPARISON OF INVESTMENT OBJECTIVES,
STRATEGIES, RISK FACTORS OF THE FUNDS

The chart below compares the investment objectives, strategies, and risk factors of the Mid Cap Value Fund with those of the Value Fund and the ICAP Select Equity Fund. As discussed above, the Value Fund recently has modified its investment objective, principal investment strategy, investment process, principal risks and primary benchmark index to align with those of the ICAP Select Equity Fund. Therefore, unless otherwise noted, the information in the second column below applies equally to the Value Fund and the ICAP Select Equity Fund.

Mid Cap Value Fund	Value Fund and ICAP Select Equity Fund
Investment Objective	To realize maximum long-term total return from a combination of capital appreciation and income.

The Fund’s investment objective is non-fundamental and may be changed by the Board of the Fund without shareholder approval.

Total return is a combination of income and realized and unrealized capital gains.	To seek a superior total return.

The ICAP Select Equity Fund’s investment objective is fundamental and may not be changed without shareholder approval.

The Value Fund’s investment objective is non-fundamental and may be changed by the Board of the Fund without shareholder approval.

Mid Cap Value Fund	Value Fund and ICAP Select Equity Fund
Principal Investment Strategies	The Fund normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap® Value Index.

The Fund normally invests at least 80% of its assets in equity securities that:	Each Fund seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $2 billion. Each Fund seeks to achieve a total return greater than the S&P 500® Index over a full market cycle and indices comprised of value-oriented stocks over shorter periods. Each Fund will typically hold between 20 and 30 securities.

The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500® Index are the largest and most dominant in their respective industries. The market capitalizations of companies in this Index fluctuate and as of March 31, 2009, they ranged from $360 million to $336.5 billion.
• the Fund’s Manager, New York Life Investments, believes are undervalued when purchased,
• typically pay dividends, although these may be non-dividend paying stocks if they meet the “undervalued” criteria, and
• are listed on a national securities exchange or traded in the over-the-counter market.

Mid Cap Value Fund	Value Fund and ICAP Select Equity Fund
The Fund also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Fund may also invest in convertible securities and real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

The Fund may also engage in the lending of portfolio securities.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate and as of May 29, 2009, they ranged from $103 million to $16.5 billion.

Mid Cap Value Fund	Value Fund and ICAP Select Equity Fund
Investment Process	The Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager will seek to invest in equities that it deems to be undervalued based on a number of factors, including:	ICAP’s investment process involves the following three key components:

Research. Research is key to the investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with top management at each of these companies, and often customers, competitors and suppliers of these companies.

• valuation,
• prospects for future growth in earnings and free cash flow,
• ability to grow dividends,
• estimated value of the company’s assets, and
• corporate management.
The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, its price objective for the security, the fundamental outlook for the company, changes in the issuer’s financial condition and changes in the condition and outlook in the company’s industry.	Valuation. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

Mid Cap Value Fund	Value Fund and ICAP Select Equity Fund
Identification of a Catalyst. ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product).

Before a security is added to a Fund, ICAP’s investment team generally discusses, evaluates and approves each recommendation. Using this highly disciplined process, ICAP’s investment team typically selects 20 to 30 securities for the Fund.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to eliminate a security when its target price is achieved, the catalyst becomes inoperative or another stock offers greater opportunity for appreciation.

Mid Cap Value Fund	Value Fund and ICAP Select Equity Fund
The ICAP Select Equity Fund is subject to a non-fundamental investment policy that requires at least 80% of its assets to be invested in common stocks and other equity securities. The Board may change this policy without shareholder approval, provided that shareholders are given at least 60 days’ notice. Other equity securities may include American Depository Receipts (“ADRs”), warrants, REITs, preferred stocks and other securities convertible or exchangeable into common stock.

Each Fund may invest in options and futures transactions, sometimes referred to as derivative transactions.

Principal Risks	Mid Cap Value Fund	Value Fund and ICAP Select Equity Fund
Equity Investing	Investments in common stocks and other equity securities are subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings. Opportunities for greater gain often come with the possibility of a greater risk of loss. Some of the securities in which the Fund may invest, therefore, may carry above-average risk compared to the risk of securities found in common stock indices, such as the Dow Jones Industrial Average and the S&P 500® Index.
Value Investing	The principal risk of investing in value stocks is that they may never reach what the Fund’s Subadvisor believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Fund’s performance may be lower or higher than that of funds that invest in other types of equity securities.
Mid Cap Stocks	Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks.	Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of companies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Principal Risks	Mid Cap Value Fund	Value Fund and ICAP Select Equity Fund
Smaller Number of Holdings	This is not a principal risk for the Mid Cap Value Fund.	Each Fund will typically hold between 20 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Funds will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.
Options and Futures	This is not a principal risk for the Mid Cap Value Fund.	The use of options and futures transactions involves risks and special considerations which include, among others, correlation risk and liquidity risk. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. Over-the-counter transactions generally are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

	Mid Cap Value Fund	Value Fund and ICAP Select Equity Fund
Foreign Investing	This is not a principal risk for the Mid Cap Value Fund.	Investments in foreign companies, in the form of depositary receipts such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations and the potential for political and economic instability.
Portfolio Turnover	This is not a principal risk for the Mid Cap Value Fund.	Due to its trading strategies, each Fund’s portfolio turnover rate may be between 150% and 300%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end).
Securities Lending	The Fund’s use of securities lending presents certain risks. The risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.	This is not a principal risk for the Value Fund or the ICAP Select Equity Fund.

EXHIBIT C

SIMILARITIES AND DIFFERENCES IN THE ORGANIZATION OF
THE MAINSTAY FUNDS AND ICAP FUNDS, INC.

	The MainStay Funds	ICAP Funds, Inc.
What constitutes a quorum of shareholders?	A majority of outstanding shares of the Trust or a series thereof present in person or by proxy.	One-third of shares of ICAP Funds, Inc. or a class thereof present in person or by proxy.
Can the Fund issue an unlimited number of shares?	Yes.	No.
Do the Trustees/ Directors have the power to materially amend the Declaration of Trust or the Articles of Incorporation without shareholder approval?	Yes, but only if: (1) the Trustees deem it necessary to conform the Declaration of Trust to applicable federal laws or regulations; or (2) the Trustees deem it necessary or desirable to change the name of the Trust or to make any other changes in the Declaration of Trust which do not materially adversely affect the rights of shareholders. A change which would diminish or eliminate voting rights or liquidation preferences is deemed to “materially adversely affect the rights of shareholders” for this purpose.	Yes, so long as such amendment is not in contravention of applicable law, which allows for changes in (1) the name of the corporation, (2) the name or designation of the par value of any class of series or stock or (3) the aggregate par value without shareholder approval.
Is the termination of The MainStay Funds or ICAP Funds, Inc. (as opposed to a series thereof) possible without shareholder approval?	Yes.	Yes.
May the Trustees/ Directors act without a meeting?	Yes, if all trustees consent in writing and the written consents are filed with the records of the proceedings.	Yes, if all directors consent in writing and the writing or writings are filed with the minutes of the proceedings.

C-1

	The MainStay Funds	ICAP Funds, Inc.
What are the provisions regarding Trustee/ Director liability?	Trustees will not be subject to personal liability except by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of duties.	Directors are protected from personal liability to the fullest extent allowed by applicable law, which generally allows the limitation of liability unless (1) there is an actual receipt by a director of an improper personal benefit in the form of money, property or services or (2) the director is guilty of active and deliberate dishonesty which is adjudicated to be material to the cause of action, no director shall be liable to ICAP Funds, Inc. or its stockholders for money damages.
What are the provisions regarding shareholder liability?	The Declaration of Trust provides an express disclaimer of liability, but it is commonly believed that, under certain circumstances, shareholders of the Funds may be held personally liable as partners under Massachusetts law for obligations of the Trust. This possibility, however, is believed to be remote.	Shareholders will only be liable to the extent provided under Maryland law, which generally is limited to liability arising out of shareholders’ own conduct or acts.
Is a shareholder vote required for a reorganization?	Approval of a majority of the outstanding voting securities is required for a reorganization.	No shareholder approval is required for a reorganization under the organizational documents or applicable Maryland law.

C-2

EXHIBIT D

FINANCIAL HIGHLIGHTS OF MAINSTAY ICAP SELECT EQUITY FUND

The financial highlights tables are intended to help you understand the financial performance of the shares of the MainStay ICAP Select Equity Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). No financial highlights are presented for the Class B shares since that class had not yet commenced operations as of the date of this Proxy Statement/Prospectus.

The information for the six months ended April 30, 2009 is unaudited. The information for the periods ended October 31, 2008, December 31, 2007 and December 31, 2006 for the MainStay ICAP Select Equity Fund has been derived from the Fund’s financial statements which were audited by KPMG LLP, whose report, along with the Fund’s financial statements, is in the annual report of ICAP Funds, Inc., which is available upon request. The annual report is also available at mainstayinvestments.com. The information for prior periods was audited by other auditors. Please note that as of July 1, 2008, the fiscal year end for the MainStay ICAP Select Equity Fund was changed from December 31 to October 31.

MainStay ICAP Select Equity Fund

Financial Highlights
Selected per Share Data and Ratios

	Class A
	Six Months Ended April 30, 2009*		January 1, 2008 Through October 31, 2008***		Year Ended December 31, 2007	September 1, 2006** Through December 31, 2006
Net asset value at beginning of period	$25.62		$38.79		$41.60	$39.46
Net investment income	0.19	(a)	0.42	(a)	0.48 (a)	0.24	(a)
Net realized and unrealized gain (loss) on investments	(1.73)		(13.18)		2.23	3.62
Total from investment operations	(1.54)		(12.76)		2.71	3.86
Less dividends and distributions:
From net investment income	(0.23)		(0.41)		(0.51)	(0.29)
From net realized gain on investments	—		—		(5.01)	(1.43)
Total dividends and distributions	(0.23)		(0.41)		(5.52)	(1.72)
Net asset value at end of period	$23.85		$25.62		$38.79	$41.60
Total investment return(b)	(5.97	)%(c)	(33.14	)%(c)	6.62%	9.84	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.72	%†	1.47	%†	1.09%	1.73	%†
Net expenses	1.05	%†	1.10	%†	1.15%	1.20	%†
Expenses (before reimbursement)	1.28	%†	1.24	%†	1.26%	1.29	%†
Portfolio turnover rate	54%		117%		123%	115%
Net assets at end of period (in 000’s)	$125,565		$142,130		$161,070	$16,514

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)	Total return is not annualized.

Financial Highlights
Selected per Share Data and Ratios

	Class I
	Six Months Ended April 30, 2009*		January 1, 2008 Through October 31, 2008***		Year Ended December 31,
					2007	2006	2005	2004	2003
Net asset value at beginning of period	$25.67		$38.84		$41.62	$36.17	$34.35	$29.79	$21.37
Net investment income	0.22	(a)	0.51	(a)	0.64 (a)	0.57 (a)	0.45	0.56	0.21
Net realized and unrealized gain (loss) on investments	(1.74)		(13.20)		2.21	6.83	2.70	4.76	8.42
Total from investment operations	(1.52)		(12.69)		2.85	7.40	3.15	5.32	8.63
Less dividends and distributions:
From net investment income	(0.26)		(0.48)		(0.62)	(0.52)	(0.45)	(0.56)	(0.21)
From net realized gain on investments	—		—		(5.01)	(1.43)	(0.88)	(0.20)	—
Total dividends and distributions	(0.26)		(0.48)		(5.63)	(1.95)	(1.33)	(0.76)	(0.21)
Net asset value at end of period	$23.89		$25.67		$38.84	$41.62	$36.17	$34.35	$29.79
Total investment return(b)	(5.84	)%(c)	(32.99	)%(c)	6.95%	20.60%	9.22%	17.98%	40.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.97	%†	1.78	%†	1.44%	1.45%	1.38%	2.18%	0.88%
Net expenses	0.80	%†	0.80	%†	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (before reimbursement)	1.03	%†	0.94	%†	0.91%	0.88%	0.93%	1.01%	1.22%
Portfolio turnover rate	54%		117%		123%	115%	170%	198%	317%
Net assets at end of period (in 000’s)	$1,137,759		$1,296,268		$1,863,460	$1,519,408	$676,703	$285,529	$81,021

MainStay ICAP Select Equity Fund

Financial Highlights
Selected per Share Data and Ratios

	Class C
	Six Months Ended April 30, 2009*		January 1, 2008 Through October 31, 2008***		Year Ended December 31, 2007	September 1, 2006** Through December 31, 2006
Net asset value at beginning of period	$25.53		$38.68		$41.56	$39.46
Net investment income	0.08	(a)	0.18	(a)	0.14 (a)	0.13	(a)
Net realized and unrealized gain (loss) on investments	(1.72)		(13.12)		2.24	3.63
Total from investment operations	(1.64)		(12.94)		2.38	3.76
Less dividends and distributions:
From net investment income	(0.13)		(0.21)		(0.25)	(0.23)
From net realized gain on investments	—		—		(5.01)	(1.43)
Total dividends and distributions	(0.13)		(0.21)		5.26	(1.66)
Net asset value at end of period	$23.76		$25.53		$38.68	$41.56
Total investment return(b)	(6.42	)%(c)	(33.59	)%(c)	5.83%	9.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	0.74	%†	0.65	%†	0.33%	0.91	%†
Net expenses	2.02	%†	1.91	%†	1.90%	1.95	%†
Expenses (before reimbursement)	2.25	%†	2.05	%†	2.01%	2.04	%†
Portfolio turnover rate	54%		117%		123%	115%
Net assets at end of period (in 000’s)	$40,977		$47,831		$45,789	$3,293

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)	Total return is not annualized.

Financial Highlights
Selected per Share Data and Ratios

	Class R1
	Six Months Ended April 30, 2009*		January 1, 2008 Through October 31, 2008***		Year Ended December 31, 2007	September 1, 2006** Through December 31, 2006
Net asset value at beginning of period	$25.68		$38.85		$41.62	$39.46
Net investment income	0.19	(a)	0.42	(a)	0.59 (a)	0.26	(a)
Net realized and unrealized gain (loss) on investments	(1.72)		(13.13)		2.24	3.63
Total from investment operations	(1.53)		(12.71)		2.83	3.89
Less dividends and distributions:
From net investment income	(0.24)		(0.46)		(0.59)	(0.30)
From net realized gain on investments	—		—		(5.01)	(1.43)
Total dividends and distributions	(0.24)		(0.46)		(5.60)	(1.73)
Net asset value at end of period	$23.91		$25.68		$38.85	$41.62
Total investment return(b)	(5.86	)%(c)	(33.03	)%(c)	6.87%	9.94	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.75	%†	1.55	%†	1.33%	1.89	%†
Net expenses	0.91	%†	0.91	%†	0.90%	0.90	%†
Expenses (before reimbursement)	1.14	%†	1.06	%†	1.01%	0.99	%†
Portfolio turnover rate	54%		117%		123%	115%
Net assets at end of period (in 000’s)	$9,885		$5,286		$1,440	$63

MainStay ICAP Select Equity Fund

Financial Highlights
Selected per Share Data and Ratios

	Class R2
	Six Months Ended April 30, 2009*		January 1, 2008 Through October 31, 2008***		Year Ended December 31, 2007	September 1, 2006** Through December 31, 2006
Net asset value at beginning of period	$25.63		$38.80		$41.60	$39.46
Net investment income	0.18	(a)	0.40	(a)	0.53 (a)	0.17	(a)
Net realized and unrealized gain (loss) on investments	(1.74)		(13.18)		2.18	3.68
Total from investment operations	(1.56)		(12.78)		2.71	3.85
Less dividends and distributions:
From net investment income	(0.22)		(0.39)		(0.50)	(0.28)
From net realized gain on investments	—		—		(5.01)	(1.43)
Total dividends and distributions	(0.22)		(0.39)		(5.51)	(1.71)
Net asset value at end of period	$23.85		$25.63		$38.80	$41.60
Total investment return(b)	(6.01	)%(c)	(33.18	)%(c)	6.56%	9.85	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.58	%†	1.42	%†	1.18%	1.25	%†
Net expenses	1.15	%†	1.15	%†	1.15%	1.15	%†
Expenses (before reimbursement)	1.38	%†	1.29	%†	1.26%	1.24	%†
Portfolio turnover rate	54%		117%		123%	115%
Net assets at end of period (in 000’s)	$10,501		$10,796		$12,712	$27

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
†	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I, Class R1 and Class R2 shares are not subject to sales charges.
(c)	Total return is not annualized.

Financial Highlights
Selected per Share Data and Ratios

	Investor Class
	Six Months Ended April 30, 2009*		April 29, 2008** Through October 31, 2008
Net asset value at beginning of period	$25.62		$36.87
Net investment income	0.16	(a)	0.25	(a)
Net realized and unrealized gain (loss) on investments	(1.72)		(11.25)
Total from investment operations	(1.56)		(11.00)
Less dividends and distributions:
From net investment income	(0.21)		(0.25)
From net realized gain on investments	—		—
Total dividends and distributions	(0.21)		(0.25)
Net asset value at end of period	$23.85		$25.62
Total investment return(b)	(6.04	)%(c)	(29.97	)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income	1.42	%†	1.49	%†
Net expenses	1.28	%†	1.15	%†
Expenses (before reimbursement)	1.51	%†	1.31	%†
Portfolio turnover rate	54%		117%
Net assets at end of period (in 000’s)	$8,194		$7,601

EXHIBIT E

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of any class of the Mid Cap Value Fund, the Value Fund or the ICAP Select Equity Fund, as applicable:

MainStay Mid Cap Value Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	120,038.6820	9.61%
	MERRILL LYNCH PIERCE FENNER & SMITH INC – FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	170,328.7610	13.64%
Class I	PATTIE A CLAY INFIRMARY ASSOCIATION INC C/O ROBERT J HUDSON EASTERN BY-PASS PO BOX 1600 RICHMOND KY 40476-2603	21,852.8960	89.31%
Class R1	NYLIFE DISTRIBUTORS INC AL LEIER – CVP AUDIT ACCOUNT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	102.7040	25.82%
	COUNSEL TRUST DBA MID ATLANTIC TST FBO AMBIOTEC C ENGINEERING GRP 401K 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	295.1310	74.18%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class R2	MARC KRENS FBO FREIGHT MANAGEMENT SERVICES 401(K) PROFIT SHARING PLAN & TRUST 105 EASTERN AVE ANNAPOLIS MD 21403-3300	3,345.7120	32.56%
	MG TRUST CO CUST FBO THE METAL PRODUCTS COMPANY 401K 700 17TH ST STE 300 DENVER CO 80202-3531	5,506.3150	53.59%

MainStay Value Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class C	MERRILL LYNCH PIERCE FENNER & SMITH INC – FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	149,319.9110	35.99%
Class I	MAINSTAY RETIREMENT 2020 FUND C/O TONY ELAVIA 1180 AVE OF AMERICAS 22ND FL ATTN: MAGGIE GOODMAN – EIG GROUP NEW YORK NY 10036	109,863.5590	7.63%
	NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE ALLOCATION (57220) C/O TONY ELAVIA 51 MADISON AVE 2ND FL – EIG GROUP ATTN: GOODMAN NEW YORK NY 10010-1603	114,878.9680	7.98%
	NEW YORK LIFE INSURANCE CO MAINSTAY VP GROWTH ALLOCATION (57210) – C/O TONY ELAVIA 51 MADISON AVE LBBY 2 ATTN: EIG GROUP ATTN: M GOODMAN NEW YORK NY 10010-1610	119,752.2620	8.32%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
	NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 1180 AVENUE OF THE AMERICAS FL 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK NY 10036-8401	128,404.1470	8.92%
	NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCATION FUND 1180 AVENUE OF THE AMERICAS ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK NY 10036-8401	180,244.9360	12.53%
	NEW YORK LIFE INSURANCE CO MAINSTAY VP MODERATE GROWTH ALLOC (57230 C/O TONY ELAVIA 51 MADISON AVE 2ND FL – EIG GROUP ATTN: MAGGIE GOODMAN NEW YORK NY 10010-1610	195,765.0700	13.60%
	NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE GROWTH ALLOC FD 1180 AVENUE OF THE AMERICAS FL 22 ATTN: MAGGIE GOODMAN NEW YORK LIFE INVESTMENT MGMT NEW YORK NY 10036-8401	357,951.7830	24.87%
Class R1	NYLIFE DISTRIBUTORS INC AL LEIER – CVP AUDIT ACCOUNT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	74.4270	100.00%
Class R2	FRONTIER TRUST COMPANY FBO DAVID S. SOBOTKA, ESQ., 401(K) AND P PO BOX 10758 FARGO ND 58106-0758	197.3370	6.72%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
	MG TRUST COMPANY CUST FBO PINNACLE ENGINEERING INC 401K P&T 700 17TH ST STE 300 DENVER CO 80202-3531	435.8450	14.84%
	FRONTIER TRUST COMPANY FBO BOOYAH, INC. 401(K) PLAN 207376 PO BOX 10758 FARGO ND 58106-0758	2,099.7430	71.47%

MainStay ICAP Select Equity Fund

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC — FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	629,654.6930	10.87%
Class C	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	324,190.8930	18.44%
	MERRILL LYNCH PIERCE FENNER & SMITH INC — FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T98 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	600,607.5430	34.16%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Class I	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	4,318,422.4890	8.87%
	CHARLES SCHWAB & COMPANY INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS MUTUAL FUND OPERATIONS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	15,092,556.1540	30.98%
	PFPC INC AS AGENT FOR PFPC TRUST FBO MORNINGSTAR WRAP PROGRAM CUSTOMER 760 MOORE ROAD KING OF PRUSSIA, PA 19406-1212	2,936,693.8250	6.03%
Class R1	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	309,237.9100	71.31%
Class R2	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	371,879.9850	80.96%
Class R3	MERRILL LYNCH PIERCE FENNER & SMTIH INC — FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 97T89 4800 DEER LAKE DRIVE EAST, 3RD FLOOR JACKSONVILLE, FL 32246-6484	15,516.6620	9.90%
	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNTS ATTN: WILLIAM PERRETT 169 LACKWANNA AVENUE PARSIPPANY, NJ 07054-1007	76,865.3110	49.02%

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
	FRONTIER TRUST COMPANY FBO DEARBORN MID WEST CONVEYOR CO 401K PO BOX 10758 FARGO, ND 58106-0758	11,414.5100	7.28%
	FRONTIER TRUST COMPANY FBO PEOPLES STATE BANK OF HALLETTSVILLE PO BOX 10758 FARGO, ND 58106-0758	11,400.7280	7.27%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	THE MAINSTAY FUNDS. MAINSTAY MID CAP VALUE FUND	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 16, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  The undersigned shareholder of the Fund hereby constitutes and appoints Marguerite E. H. Morrison, Thomas C. Humbert, Barry E. Simmons, and Thomas Lynch or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund(s) held in his or her name on the books of the Fund(s) and which he or she is entitled to vote at the Special Meeting of Shareholders to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on Friday, October 16, 2009, beginning at 9.00 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all the proxies, or any one of them, may lawfully do.  The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Funds and the Proxy Statement dated August 20, 2009 .

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal.  The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal.  The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

VOTE VIA THE TELEPHONE: 1-866-241-6192 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 999 999
Note: Please sign exactly as your name appears on the account.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

Shareholder sign here

Shareholder sign here

Date

☐ Please check this box if you plan to attend the Special Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the New York Life
Shareholder Meeting to Be Held on October 16, 2009.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/nyl20494

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MAINSTAY FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.
PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:    ■
		FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the MainStay Mid Cap Value Fund (the "Mid Cap Value Fund")  by the MainStay ICAP Select Equity Fund, a series of ICAP Funds, Inc. (the “ICAP Select Equity Fund”), in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Mid Cap Value Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Mid Cap Value Fund; and
		☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	THE MAINSTAY FUNDS. MAINSTAY VALUE FUND	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 16, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.  The undersigned shareholder of the Fund hereby constitutes and appoints Marguerite E. H. Morrison, Thomas C. Humbert, Barry E. Simmons, and Thomas Lynch or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Fund(s) held in his or her name on the books of the Fund(s) and which he or she is entitled to vote at the Special Meeting of Shareholders to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on Friday, October 16, 2009, beginning at 9.00 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof.

The undersigned hereby revokes any prior proxy, and ratifies and confirms all the proxies, or any one of them, may lawfully do.  The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Funds and the Proxy Statement dated August 20, 2009 .

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal.  The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal.  The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

VOTE VIA THE TELEPHONE: 1-866-241-6192 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 999 999
Note: Please sign exactly as your name appears on the account.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

Shareholder sign here

Shareholder sign here

Date

☐ Please check this box if you plan to attend the Special Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the New York Life
Shareholder Meeting to Be Held on October 16, 2009.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/nyl20494

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MAINSTAY FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.
PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:    ■
		FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the MainStay Value Fund (the "Value Fund") by the MainStay ICAP Select Equity Fund, a series of ICAP Funds, Inc. (the "ICAP Select Equity Fund"),  in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Value Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Value Fund; and
		☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

ICAP FUNDS, INC.
MainStay ICAP Select Equity Fund

Statement Of Additional Information
August 20 , 2009

Acquisition of the Assets and Liabilities of the MainStay Mid Cap Value Fund and the MainStay Value Fund (each series of The MainStay Funds) 51 Madison Avenue New York, New York 10010	By, and in Exchange for, Shares of the MainStay ICAP Select Equity Fund (a series of ICAP Funds, Inc.) 51 Madison Avenue New York, New York 10010

This Statement of Additional Information is available to the shareholders of the MainStay Mid Cap Value Fund (the “Mid Cap Value Fund”) and the MainStay Value Fund (the “Value Fund”) (each an “Acquired Fund,” and collectively, the “Acquired Funds”) in connection with proposed transactions (each a “Reorganization,” and collectively, the “Reorganizations”) whereby all of the assets and liabilities of the Acquired Funds will be transferred to the MainStay ICAP Select Equity Fund (the “ICAP Select Equity Fund,” and collectively with the Acquired Funds, the “Funds”) in exchange for shares of the ICAP Select Equity Fund.

The Reorganizations are subject to approval by the shareholders of the Acquired Funds.  Shareholder approval of one Reorganization is not contingent upon, and will not affect, shareholder approval of the other Reorganization.

This Statement of Additional Information of the ICAP Select Equity Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for the Acquired Funds dated March 2, 2009, as filed on March 2, 2009 (Accession Number 0001133228-09-000166), as supplemented;

2.	The Statement of Additional Information for the ICAP Select Equity Fund dated March 2, 2009, as filed on March 2, 2009 (Accession Number 0001133228-09-000163), as supplemented;

3.
The Financial Statements of the Acquired Funds as included in the Acquired Funds’ Annual Report for the year ended October 31, 2008, as filed on January 8, 2009 (Accession Number 0000950123-09-000322) and Semiannual Report for the period ended April 30, 2009, as filed on July 6, 2009 (Accession Number 0000950123-09-020268); and

4.
The Financial Statements of the ICAP Select Equity Fund as included in the ICAP Select Equity Fund’s Annual Report for the year ended October 31, 2008, as filed on January 8, 2009 (Accession Number 0000950123-09-000319  and Semiannual Report for the period ended April 30, 2009, as filed on July 6, 2009 (Accession Number  0000950123-09-020266 ).

This Statement of Additional Information is not a prospectus.  A Proxy Statement/ Prospectus dated August 20 , 2009, relating to the Reorganizations of the Acquired Funds may be obtained, without charge, by contacting MainStay Investments, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, by calling toll-free 800-624-6782, or by visiting our website at mainstayinvestments.com.  This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

As described in the Proxy Statement/Prospectus dated August 20 , 2009, the Board of Trustees of The MainStay Funds has called a Special Meeting of shareholders of the Acquired Funds for the shareholders to consider and vote upon one or both of the following proposals, as applicable:

1.           To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Mid Cap Value Fund by the ICAP Select Equity Fund, in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Mid Cap Value Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Mid Cap Value; and

2.           To approve an Agreement and Plan of Reorganization providing for: (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Value Fund by the ICAP Select Equity Fund, in exchange for shares of common stock of the ICAP Select Equity Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of beneficial interest of the Value Fund; and (ii) the subsequent distribution of the shares and liquidation and dissolution of the Value Fund.

Reorganizations between MainStay Mid Cap Value Fund and MainStay ICAP Select Equity Fund and
MainStayValue Fund and MainStay ICAP Select Equity Fund

Pro Forma Combined Portfolio of Investments *
At April 30, 2009 (unaudited)

			Mainstay ICAP Select Equity Fund		MainStay Mid Cap Value Fund		MainStay Value Fund		MainStay ICAP Select Equity Fund Pro Forma Combined
			Shares	Value	Shares	Value	Shares	Value	Shares	Value

	Common Stocks 95.3% †
	Consumer Discretionary 10.5%
	American Eagle Outfitters, Inc.				187,900	$2,784,678			187,900	$2,784,678
	Cablevision Systems Corp. Class A				172,100	2,953,236	124,400	$2,134,704	296,500	5,087,940
	Comcast Corp. Class A						322,400	4,984,304	322,400	4,984,304
	Gap, Inc. (The)				176,900	2,749,026			176,900	2,749,026
	Home Depot, Inc. (The)						142,600	3,753,232	142,600	3,753,232
	Johnson Controls, Inc.		790,450	$15,026,455					790,450	15,026,455
	Kohl's Corp.	(a)					59,300	2,689,255	59,300	2,689,255
¤	Lowe's Cos., Inc.		2,191,450	47,116,175			367,600	7,903,400	2,559,050	55,019,575
	Target Corp.		900,700	37,162,882			76,800	3,168,768	977,500	40,331,650
	TJX Cos., Inc.				77,000	2,153,690	123,000	3,440,310	200,000	5,594,000
	Tractor Supply Co.	(a)			57,200	2,309,736			57,200	2,309,736
	Viacom, Inc. Class B	(a)	2,013,400	38,737,816					2,013,400	38,737,816
	Walt Disney Co. (The)						307,900	6,743,010	307,900	6,743,010
				138,043,328		12,950,366		34,816,983		185,810,677

	Consumer Staples 10.5%
	Coca-Cola Co. (The)		1,036,150	44,606,258					1,036,150	44,606,258
	ConAgra Foods, Inc.				148,500	2,628,450	124,600	2,205,420	273,100	4,833,870
	Constellation Brands, Inc. Class A	(a)			196,700	2,279,753			196,700	2,279,753
	Corn Products International, Inc.				113,700	2,717,430			113,700	2,717,430
¤	CVS Caremark Corp.		1,989,850	63,237,433			183,300	5,825,274	2,173,150	69,062,707
	General Mills, Inc.						58,700	2,975,503	58,700	2,975,503
	J.M. Smucker Co. (The)				49,600	1,954,240			49,600	1,954,240
	Kimberly-Clark Corp.						30,800	1,513,512	30,800	1,513,512
	Kroger Co. (The)				162,400	3,511,088	183,600	3,969,432	346,000	7,480,520
	PepsiCo, Inc.		874,050	43,492,728					874,050	43,492,728
	Wal-Mart Stores, Inc.						108,700	5,478,480	108,700	5,478,480
				151,336,419		13,090,961		21,967,621		186,395,001

	Energy 13.0%
	Apache Corp.						34,000	2,477,240	34,000	2,477,240
	Baker Hughes, Inc.		1,238,000	44,048,040	19,000	676,020	104,000	3,700,320	1,361,000	48,424,380
	Chevron Corp.						150,004	9,915,264	150,004	9,915,264
	ConocoPhillips						89,900	3,685,900	89,900	3,685,900
	Devon Energy Corp.						50,500	2,618,425	50,500	2,618,425
	Diamond Offshore Drilling, Inc.				17,200	1,245,452			17,200	1,245,452
	ExxonMobil Corp.						119,600	7,973,732	119,600	7,973,732
	Frontier Oil Corp.				107,000	1,359,970			107,000	1,359,970
	Hess Corp.				41,700	2,284,743	138,600	7,593,894	180,300	9,878,637
	Marathon Oil Corp.		1,526,350	45,332,595					1,526,350	45,332,595
¤	Occidental Petroleum Corp.		931,182	52,416,235					931,182	52,416,235
	Schlumberger, Ltd.						66,800	3,272,532	66,800	3,272,532
	Spectra Energy Corp.				150,600	2,183,700			150,600	2,183,700
	Suncor Energy, Inc.						154,000	3,905,440	154,000	3,905,440
	Tidewater, Inc.				49,100	2,123,575			49,100	2,123,575
	Total S.A.	(b)	695,550	34,582,746					695,550	34,582,746
				176,379,616		9,873,460		45,142,747		231,395,823

	Financials 14.0%
	ACE, Ltd.		854,050	39,559,596					854,050	39,559,596
	Ameriprise Financial, Inc.				69,300	1,826,055			69,300	1,826,055
	Aspen Insurance Holdings, Ltd.				147,600	3,480,408			147,600	3,480,408
	Bank of America Corp.						501,800	4,481,074	501,800	4,481,074
	Bank of New York Mellon Corp. (The)		1,608,150	40,975,662			242,278	6,173,244	1,850,428	47,148,906
	Capital One Financial Corp.				43,400	726,516			43,400	726,516
	Corporate Office Properties Trust				24,700	754,832			24,700	754,832
	Equity Residential				18,400	421,176			18,400	421,176
	Goldman Sachs Group, Inc. (The)						31,730	4,077,305	31,730	4,077,305
	HCC Insurance Holdings, Inc.				92,100	2,203,032			92,100	2,203,032
	HCP, Inc.				45,600	1,000,920			45,600	1,000,920
	Health Care REIT, Inc.				29,400	1,001,658			29,400	1,001,658
	Highwoods Properties, Inc.				82,163	1,971,090			82,163	1,971,090
	Investment Technology Group, Inc.	(a)			104,800	2,387,344			104,800	2,387,344
¤	JPMorgan Chase & Co.		1,893,700	62,492,100			279,792	9,233,136	2,173,492	71,725,236
	KeyCorp				220,200	1,354,230			220,200	1,354,230

*	All securities listed in this Portfolio of Investments as being held by the MainStay Mid Cap Value Fund or the MainStay Value Fund meet the investment criteria of the MainStay ICAP Select Equity Fund.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

			Mainstay ICAP Select Equity Fund		MainStay Mid Cap Value Fund		MainStay Value Fund		MainStay ICAP Select Equity Fund Pro Forma Combined
			Shares	Value	Shares	Value	Shares	Value	Shares	Value

	Lincoln National Corp.				72,700	817,148			72,700	817,148
	Marshall & Ilsley Corp.				270,143	1,561,427			270,143	1,561,427
	MetLife, Inc.				43,100	1,282,225	238,500	7,095,375	281,600	8,377,600
	NewAlliance Bancshares, Inc.				268,200	3,462,462			268,200	3,462,462
	Northern Trust Corp.				10,500	570,780			10,500	570,780
	PartnerRe, Ltd.				40,900	2,788,971			40,900	2,788,971
	People's United Financial, Inc.				40,700	635,734			40,700	635,734
	PNC Financial Services Group, Inc.						75,200	2,985,440	75,200	2,985,440
	Prudential Financial, Inc.						111,300	3,214,344	111,300	3,214,344
	Public Storage				15,900	1,063,074			15,900	1,063,074
	Realty Income Corp.				17,400	388,542			17,400	388,542
	U.S. Bancorp						170,700	3,110,154	170,700	3,110,154
	Wells Fargo & Co.		1,356,150	27,136,561			310,500	6,213,105	1,666,650	33,349,666
	Wilmington Trust Corp.				140,900	2,044,459			140,900	2,044,459
				170,163,919		31,742,083		46,583,177		248,489,179

	Health Care 12.5%
	Amgen, Inc.	(a)					75,400	3,654,638	75,400	3,654,638
	Cardinal Health, Inc.				50,700	1,713,153	121,200	4,095,348	171,900	5,808,501
	Coventry Health Care, Inc.	(a)			93,300	1,484,403			93,300	1,484,403
	Covidien, Ltd.		648,100	21,374,338					648,100	21,374,338
	Johnson & Johnson						117,400	6,147,064	117,400	6,147,064
	Pfizer, Inc.		2,361,750	31,552,980			248,000	3,313,280	2,609,750	34,866,260
	Quest Diagnostics, Inc.				35,900	1,842,747			35,900	1,842,747
¤	Schering-Plough Corp.		2,714,850	62,495,847					2,714,850	62,495,847
	Teva Pharmaceutical Industries, Ltd.	(b)			55,100	2,418,339	91,700	4,024,713	146,800	6,443,052
	UnitedHealth Group, Inc.						60,400	1,420,608	60,400	1,420,608
	Watson Pharmaceuticals, Inc.	(a)			30,600	946,764			30,600	946,764
¤	Wyeth		1,623,050	68,817,320			178,500	7,568,400	1,801,550	76,385,720
				184,240,485		8,405,406		30,224,051		222,869,942

	Industrials 10.7%
	CSX Corp.		1,625,250	48,091,147					1,625,250	48,091,147
	Delta Air Lines, Inc.	(a)			67,375	415,704			67,375	415,704
	FedEx Corp.						55,300	3,094,588	55,300	3,094,588
	General Electric Co.						416,000	5,262,400	416,000	5,262,400
¤	Honeywell International, Inc.		1,560,400	48,700,084			226,100	7,056,581	1,786,500	55,756,665
	Ingersoll-Rand Co., Ltd. Class A				76,900	1,674,113	364,300	7,930,811	441,200	9,604,924
	Lockheed Martin Corp.		574,350	45,103,706					574,350	45,103,706
	Northrop Grumman Corp.						113,300	5,478,055	113,300	5,478,055
	Pentair, Inc.				30,500	812,520			30,500	812,520
	Pitney Bowes, Inc.				81,311	1,995,372			81,311	1,995,372
	Raytheon Co.				54,542	2,466,934			54,542	2,466,934
	Rockwell Automation, Inc.				28,200	890,838	54,100	1,709,019	82,300	2,599,857
	Southwest Airlines Co.				127,700	891,346			127,700	891,346
	Timken Co. (The)				42,700	686,616			42,700	686,616
	United Technologies Corp.						122,700	5,992,668	122,700	5,992,668
	Werner Enterprises, Inc.				61,700	1,008,795			61,700	1,008,795
	WESCO International, Inc.	(a)			66,600	1,731,600			66,600	1,731,600
				141,894,937		12,573,838		36,524,122		190,992,897

	Information Technology 15.3%
	Affiliated Computer Services, Inc. Class A	(a)			37,300	1,804,574			37,300	1,804,574
	ASML Holding NV		500,450	10,584,517					500,450	10,584,517
	Avnet, Inc.	(a)			109,700	2,401,333			109,700	2,401,333
¤	Cisco Systems, Inc.	(a)	2,875,750	55,559,490					2,875,750	55,559,490
	Computer Sciences Corp.	(a)			69,052	2,552,162			69,052	2,552,162
¤	Hewlett-Packard Co.		1,546,700	55,650,266			141,200	5,080,376	1,687,900	60,730,642
	Ingram Micro, Inc. Class A	(a)			110,000	1,597,200			110,000	1,597,200
	Intel Corp.		2,081,900	32,852,382			280,800	4,431,024	2,362,700	37,283,406
	International Business Machines Corp.						44,100	4,551,561	44,100	4,551,561
	Microsoft Corp.		1,799,950	36,466,987			295,900	5,994,934	2,095,850	42,461,921
	Molex, Inc. Class A				106,000	1,620,740			106,000	1,620,740
	Nokia OYJ	(b)					326,400	4,615,296	326,400	4,615,296
	Texas Instruments, Inc.		2,456,500	44,364,390					2,456,500	44,364,390
	Xerox Corp.				354,900	2,168,439			354,900	2,168,439
				235,478,032		12,144,448		24,673,191		272,295,671

	Materials 6.4%
	Arch Chemicals, Inc.				31,682	766,071			31,682	766,071
	Ball Corp.				48,000	1,810,560			48,000	1,810,560
¤	E.I. du Pont de Nemours & Co.		2,375,700	66,282,030			137,400	3,833,460	2,513,100	70,115,490
	Freeport-McMoRan Copper & Gold, Inc. Class B				31,700	1,352,005	67,400	2,874,610	99,100	4,226,615
	Newmont Mining Corp.		734,400	29,552,256					734,400	29,552,256
	Nucor Corp.				52,800	2,148,432	49,125	1,998,896	101,925	4,147,328
	Olin Corp.				60,625	763,875			60,625	763,875

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

		Mainstay ICAP Select Equity Fund		MainStay Mid Cap Value Fund		MainStay Value Fund		MainStay ICAP Select Equity Fund Pro Forma Combined
		Shares	Value	Shares	Value	Shares	Value	Shares	Value

Yamana Gold, Inc.				281,000	2,222,710			281,000	2,222,710
			95,834,286		9,063,653		8,706,966		113,604,905

Telecommunication Services 1.1%
AT&T, Inc.						409,600	10,493,952	409,600	10,493,952
Embarq Corp.				76,300	2,789,528			76,300	2,789,528
Verizon Communications, Inc.						187,000	5,673,580	187,000	5,673,580
					2,789,528		16,167,532		18,957,060

Utilities 1.3%
AGL Resources, Inc.				62,100	1,935,657			62,100	1,935,657
Ameren Corp.				68,500	1,576,870			68,500	1,576,870
American Electric Power Co., Inc.				51,000	1,345,380			51,000	1,345,380
CenterPoint Energy, Inc.				146,600	1,559,824			146,600	1,559,824
Consolidated Edison, Inc.				24,800	920,824			24,800	920,824
Dominion Resources, Inc.						46,200	1,393,392	46,200	1,393,392
Duke Energy Corp.						325,000	4,488,250	325,000	4,488,250
Edison International				76,800	2,189,568			76,800	2,189,568
Pepco Holdings, Inc.				152,100	1,817,595			152,100	1,817,595
PG&E Corp.				59,225	2,198,432			59,225	2,198,432
Southern Co. (The)						81,300	2,347,944	81,300	2,347,944
Xcel Energy, Inc.				53,700	990,228			53,700	990,228
					14,534,378		8,229,586		22,763,964

Total Common Stocks
(Cost $1,413,785,471, Cost $160,819,305, Cost $308,482,996, Cost $1,883,087,772)			1,293,371,022		127,168,121		273,035,976		1,693,575,119

Exchange Traded Funds 0.9%	(c)
iShares Russell 1000 Value Index Fund						276,500	12,445,265	276,500	12,445,265
Market Vectors Agribusiness Fund						100,700	3,104,581	100,700	3,104,581
Total Exchange Traded Funds
(Cost $0, Cost $0, Cost $17,772,695, Cost $17,772,695)							15,549,846		15,549,846

						Number of		Number of
						Contracts		Contracts

Purchased Options 0.0%‡
Purchased Call Options 0.0%‡
Diversified Financial Services 0.0%‡
Bank of America Corp.
Strike Price $12.50
Expires 5/16/09						4,250	46,750	4,250	46,750
Citigroup, Inc.
Strike Price $5.00
Expires 6/20/09						5,100	61,200	5,100	61,200
							107,950		107,950
Insurance 0.0%‡
Aflac, Inc.
Strike Price $30.00
Expires 5/16/09						1,776	222,000	1,776	222,000

Total Purchased Options
(Cost $0, Cost $0, Cost $376,333, Cost $376,333)							329,950		329,950

		Principal		Principal		Principal		Principal
		Amount		Amount		Amount		Amount

Short-Term Investment 3.6%
Repurchase Agreement 3.6%
State Street Bank and Trust Co. 0.05%, dated 4/30/09 due 5/1/09 Proceeds at Maturity $38,296,929, $3,915,616, $21,655,702 and $63,868,247 (Collateralized by a United States Treasury Bill with a zero coupon rate and maturity dates ranging from 5/7/09 - 5/28/09, with a Principal Amount of $39,065,000, $3,995,000, $21,655,672 and $64,715,672 and a Market Value of $39,065,000, $3,995,000, $22,090,000 and $65,150,000)		$38,296,876	38,296,876	$3,915,610	3,915,610	$21,655,672	21,655,672	$63,868,158	63,868,158
Total Short-Term Investment
(Cost $38,296,876, Cost $3,915,610, Cost $21,655,672, Cost $63,868,158)			38,296,876		3,915,610		21,655,672		63,868,158

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

		Mainstay ICAP Select Equity Fund		MainStay Mid Cap Value Fund		MainStay Value Fund		MainStay ICAP Select Equity Fund Pro Forma Combined
		Shares	Value	Shares	Value	Shares	Value	Shares	Value
	Total Investments
	(Cost $1,452,082,347, Cost $164,734,915, Cost $348,287,696, Cost $1,965,104,958) (d)	99.6%	1,331,667,898	99.1%	131,083,731	100.6%	310,571,444	99.8%	1,773,323,073
	Cash and Other Assets,
	Less Liabilities	0.4	4,768,152	0.9	1,140,386	(0.6)	(1,919,514)	0.2	3,989,024
	Net Assets	100.0%	$1,336,436,050	100.0%	$132,224,117	100.0%	$308,651,930	100.0%	$1,777,312,097

¤	Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investments. May be subject to change daily.
†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	ADR - American Depositary Receipt.
(c)	Exchange Traded Fund - represents a basket of securities that are traded on an exchange.
(d)	At April 30, 2009, cost is $1,487,976,518, $165,412,202, $350,128,551 and $2,003,517,271 for federal income tax purposes and net unrealized depreciation is as follows:
	Gross unrealized appreciation		$68,956,177		$6,927,689		$12,569,925		$88,453,791
	Gross unrealized depreciation		(225,264,797)		(41,256,160)		(52,127,032)		(318,647,989)
	Net unrealized depreciation		$(156,308,620)		$(34,328,471)		$(39,557,107)		$(230,194,198)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

	Investments in	Investments in	Investments in	Investments in
Valuation Inputs	Securities	Securities	Securities	Securities

Level 1-Quoted Prices	$1,293,371,022	$127,168,121	$288,915,772	$1,709,454,915
Level 2-Other Significant Observable Inputs	38,296,876	3,915,610	21,655,672	63,868,158
Level 3-Significant Unobservable Inputs	-	-	-	-
Total	$1,331,667,898	$131,083,731	$310,571,444	$1,773,323,073

The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Reorganization between MainStay Mid Cap Value Fund and
MainStay ICAP Select Equity Fund

Pro Forma Combined Portfolio of Investments *
At April 30, 2009 (unaudited)

			Mainstay ICAP Select Equity Fund		MainStay Mid Cap Value Fund		MainStay ICAP Select Equity Fund Pro Forma Combined
			Shares	Value	Shares	Value	Shares	Value

	Common Stocks 96.7% †
	Consumer Discretionary 10.3%
	American Eagle Outfitters, Inc.				187,900	$2,784,678	187,900	$2,784,678
	Cablevision Systems Corp. Class A				172,100	2,953,236	172,100	2,953,236
	Gap, Inc. (The)				176,900	2,749,026	176,900	2,749,026
	Johnson Controls, Inc.		790,450	$15,026,455			790,450	15,026,455
	Lowe's Cos., Inc.		2,191,450	47,116,175			2,191,450	47,116,175
	Target Corp.		900,700	37,162,882			900,700	37,162,882
	TJX Cos., Inc.				77,000	2,153,690	77,000	2,153,690
	Tractor Supply Co.	(a)			57,200	2,309,736	57,200	2,309,736
	Viacom, Inc. Class B	(a)	2,013,400	38,737,816			2,013,400	38,737,816
				138,043,328		12,950,366		150,993,694

	Consumer Staples 11.2%
	Coca-Cola Co. (The)		1,036,150	44,606,258			1,036,150	44,606,258
	ConAgra Foods, Inc.				148,500	2,628,450	148,500	2,628,450
	Constellation Brands, Inc. Class A	(a)			196,700	2,279,753	196,700	2,279,753
	Corn Products International, Inc.				113,700	2,717,430	113,700	2,717,430
¤	CVS Caremark Corp.		1,989,850	63,237,433			1,989,850	63,237,433
	J.M. Smucker Co. (The)				49,600	1,954,240	49,600	1,954,240
	Kroger Co. (The)				162,400	3,511,088	162,400	3,511,088
	PepsiCo, Inc.		874,050	43,492,728			874,050	43,492,728
				151,336,419		13,090,961		164,427,380

	Energy 12.7%
	Baker Hughes, Inc.		1,238,000	44,048,040	19,000	676,020	1,257,000	44,724,060
	Diamond Offshore Drilling, Inc.				17,200	1,245,452	17,200	1,245,452
	Frontier Oil Corp.				107,000	1,359,970	107,000	1,359,970
	Hess Corp.				41,700	2,284,743	41,700	2,284,743
	Marathon Oil Corp.		1,526,350	45,332,595			1,526,350	45,332,595
¤	Occidental Petroleum Corp.		931,182	52,416,235			931,182	52,416,235
	Spectra Energy Corp.				150,600	2,183,700	150,600	2,183,700
	Tidewater, Inc.				49,100	2,123,575	49,100	2,123,575
	Total S.A.	(b)	695,550	34,582,746			695,550	34,582,746
				176,379,616		9,873,460		186,253,076

	Financials 13.7%
	ACE, Ltd.		854,050	39,559,596			854,050	39,559,596
	Ameriprise Financial, Inc.				69,300	1,826,055	69,300	1,826,055
	Aspen Insurance Holdings, Ltd.				147,600	3,480,408	147,600	3,480,408
	Bank of New York Mellon Corp. (The)		1,608,150	40,975,662			1,608,150	40,975,662
	Capital One Financial Corp.				43,400	726,516	43,400	726,516
	Corporate Office Properties Trust				24,700	754,832	24,700	754,832
	Equity Residential				18,400	421,176	18,400	421,176
	HCC Insurance Holdings, Inc.				92,100	2,203,032	92,100	2,203,032
	HCP, Inc.				45,600	1,000,920	45,600	1,000,920
	Health Care REIT, Inc.				29,400	1,001,658	29,400	1,001,658
	Highwoods Properties, Inc.				82,163	1,971,090	82,163	1,971,090
	Investment Technology Group, Inc.	(a)			104,800	2,387,344	104,800	2,387,344
	JPMorgan Chase & Co.		1,893,700	62,492,100			1,893,700	62,492,100
	KeyCorp				220,200	1,354,230	220,200	1,354,230
	Lincoln National Corp.				72,700	817,148	72,700	817,148
	Marshall & Ilsley Corp.				270,143	1,561,427	270,143	1,561,427
	MetLife, Inc.				43,100	1,282,225	43,100	1,282,225
	NewAlliance Bancshares, Inc.				268,200	3,462,462	268,200	3,462,462
	Northern Trust Corp.				10,500	570,780	10,500	570,780
	PartnerRe, Ltd.				40,900	2,788,971	40,900	2,788,971
	People's United Financial, Inc.				40,700	635,734	40,700	635,734
	Public Storage				15,900	1,063,074	15,900	1,063,074
	Realty Income Corp.				17,400	388,542	17,400	388,542
	Wells Fargo & Co.		1,356,150	27,136,561			1,356,150	27,136,561
	Wilmington Trust Corp.				140,900	2,044,459	140,900	2,044,459
				170,163,919		31,742,083		201,906,002

	Health Care 13.1%
	Cardinal Health, Inc.				50,700	1,713,153	50,700	1,713,153
	Coventry Health Care, Inc.	(a)			93,300	1,484,403	93,300	1,484,403

*	All securities listed in this Portfolio of Investments as being held by the MainStay Mid Cap Value Fund meet the investment criteria of the MainStay ICAP Select Equity Fund.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

			Mainstay ICAP Select Equity Fund		MainStay Mid Cap Value Fund		MainStay ICAP Select Equity Fund Pro Forma Combined
			Shares	Value	Shares	Value	Shares	Value

	Covidien, Ltd.		648,100	21,374,338			648,100	21,374,338
	Pfizer, Inc.		2,361,750	31,552,980			2,361,750	31,552,980
	Quest Diagnostics, Inc.				35,900	1,842,747	35,900	1,842,747
¤	Schering-Plough Corp.		2,714,850	62,495,847			2,714,850	62,495,847
	Teva Pharmaceutical Industries, Ltd.	(b)			55,100	2,418,339	55,100	2,418,339
	Watson Pharmaceuticals, Inc.	(a)			30,600	946,764	30,600	946,764
¤	Wyeth		1,623,050	68,817,320			1,623,050	68,817,320
				184,240,485		8,405,406		192,645,891

	Industrials 10.5%
¤	CSX Corp.		1,625,250	48,091,147			1,625,250	48,091,147
	Delta Air Lines, Inc.	(a)			67,375	415,704	67,375	415,704
¤	Honeywell International, Inc.		1,560,400	48,700,084			1,560,400	48,700,084
	Ingersoll-Rand Co., Ltd. Class A				76,900	1,674,113	76,900	1,674,113
	Lockheed Martin Corp.		574,350	45,103,706			574,350	45,103,706
	Pentair, Inc.				30,500	812,520	30,500	812,520
	Pitney Bowes, Inc.				81,311	1,995,372	81,311	1,995,372
	Raytheon Co.				54,542	2,466,934	54,542	2,466,934
	Rockwell Automation, Inc.				28,200	890,838	28,200	890,838
	Southwest Airlines Co.				127,700	891,346	127,700	891,346
	Timken Co. (The)				42,700	686,616	42,700	686,616
	Werner Enterprises, Inc.				61,700	1,008,795	61,700	1,008,795
	WESCO International, Inc.	(a)			66,600	1,731,600	66,600	1,731,600
				141,894,937		12,573,838		154,468,775

	Information Technology 16.9%
	Affiliated Computer Services, Inc. Class A	(a)			37,300	1,804,574	37,300	1,804,574
	ASML Holding NV		500,450	10,584,517			500,450	10,584,517
	Avnet, Inc.	(a)			109,700	2,401,333	109,700	2,401,333
¤	Cisco Systems, Inc.	(a)	2,875,750	55,559,490			2,875,750	55,559,490
	Computer Sciences Corp.	(a)			69,052	2,552,162	69,052	2,552,162
¤	Hewlett-Packard Co.		1,546,700	55,650,266			1,546,700	55,650,266
	Ingram Micro, Inc. Class A	(a)			110,000	1,597,200	110,000	1,597,200
	Intel Corp.		2,081,900	32,852,382			2,081,900	32,852,382
	Microsoft Corp.		1,799,950	36,466,987			1,799,950	36,466,987
	Molex, Inc. Class A				106,000	1,620,740	106,000	1,620,740
	Texas Instruments, Inc.		2,456,500	44,364,390			2,456,500	44,364,390
	Xerox Corp.				354,900	2,168,439	354,900	2,168,439
				235,478,032		12,144,448		247,622,480

	Materials 7.1%
	Arch Chemicals, Inc.				31,682	766,071	31,682	766,071
	Ball Corp.				48,000	1,810,560	48,000	1,810,560
¤	E.I. du Pont de Nemours & Co.		2,375,700	66,282,030			2,375,700	66,282,030
	Freeport-McMoRan Copper & Gold, Inc. Class B				31,700	1,352,005	31,700	1,352,005
	Newmont Mining Corp.		734,400	29,552,256			734,400	29,552,256
	Nucor Corp.				52,800	2,148,432	52,800	2,148,432
	Olin Corp.				60,625	763,875	60,625	763,875
	Yamana Gold, Inc.				281,000	2,222,710	281,000	2,222,710
				95,834,286		9,063,653		104,897,939

	Telecommunication Services 0.2%
	Embarq Corp.				76,300	2,789,528	76,300	2,789,528

	Utilities 1.0%
	AGL Resources, Inc.				62,100	1,935,657	62,100	1,935,657
	Ameren Corp.				68,500	1,576,870	68,500	1,576,870
	American Electric Power Co., Inc.				51,000	1,345,380	51,000	1,345,380
	CenterPoint Energy, Inc.				146,600	1,559,824	146,600	1,559,824
	Consolidated Edison, Inc.				24,800	920,824	24,800	920,824
	Edison International				76,800	2,189,568	76,800	2,189,568
	Pepco Holdings, Inc.				152,100	1,817,595	152,100	1,817,595
	PG&E Corp.				59,225	2,198,432	59,225	2,198,432
	Xcel Energy, Inc.				53,700	990,228	53,700	990,228
						14,534,378		14,534,378

	Total Common Stocks
	(Cost $1,413,785,471, Cost $160,819,305, Cost $1,574,604,776)			1,293,371,022		127,168,121		1,420,539,143

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

			Mainstay ICAP Select Equity Fund		MainStay Mid Cap Value Fund		MainStay ICAP Select Equity Fund Pro Forma Combined
			Shares	Value	Shares	Value	Shares	Value

			Principal		Principal		Principal
			Amount		Amount		Amount

	Short-Term Investment 2.9%
	Repurchase Agreement 2.9%
	State Street Bank and Trust Co. 0.05%, dated 4/30/09 due 5/1/09 Proceeds at Maturity $38,296,929, $3,915,616 and $42,212,545 (Collateralized by a United States Treasury Bill with a zero coupon rate and maturity dates ranging from 5/7/09 - 5/28/09, with a Principal Amount of $39,065,000, $3,995,000 and $43,060,000 and a Market Value of $39,065,000, $3,995,000 and $43,060,000)		$38,296,876	38,296,876	$3,915,610	3,915,610	$42,212,486	42,212,486
	Total Short-Term Investment
	(Cost $38,296,876, Cost $3,915,610, Cost $42,212,486)			38,296,876		3,915,610		42,212,486
	Total Investments
	(Cost $1,452,082,347, Cost $164,734,915, Cost $1,616,817,262)	(c)	99.6%	1,331,667,898	99.1%	131,083,731	99.6%	1,462,751,629
	Cash and Other Assets,
	Less Liabilities		0.4	4,768,152	0.9	1,140,386	0.4	5,908,538
	Net Assets		100.0%	$1,336,436,050	100.0%	$132,224,117	100.0%	$1,468,660,167

¤	Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investments. May be subject to change daily.
†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	ADR - American Depositary Receipt.
(c)	At April 30, 2009, cost is $1,487,976,518, $165,412,202 and $1,653,388,720 for federal income tax purposes and net unrealized depreciation is as follows:
	Gross unrealized appreciation			$68,956,177		$6,927,689		$75,883,866
	Gross unrealized depreciation			(225,264,797)		(41,256,160)		(266,520,957)
	Net unrealized depreciation			$(156,308,620)		$(34,328,471)		$(190,637,091)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

	Investments in	Investments in	Investments in
Valuation Inputs	Securities	Securities	Securities
Level 1-Quoted Prices	$1,293,371,022	$127,168,121	$1,420,539,143
Level 2-Other Significant Observable Inputs	38,296,876	3,915,610	42,212,486
Level 3-Significant Unobservable Inputs	-	-	-
Total	$1,331,667,898	$131,083,731	$1,462,751,629

The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Reorganization between MainStay Value Fund and
MainStay ICAP Select Equity Fund

Pro Forma Combined Portfolio of Investments *
At April 30, 2009 (unaudited)

			Mainstay ICAP Select Equity Fund		MainStay Value Fund		MainStay ICAP Select Equity Fund Pro Forma Combined
			Shares	Value	Shares	Value	Shares	Value

	Common Stocks 95.2% †
	Consumer Discretionary 10.5%
	American Eagle Outfitters, Inc.				124,400	$2,134,704	124,400	$2,134,704
	Comcast Corp. Class A				322,400	4,984,304	322,400	4,984,304
	Home Depot, Inc. (The)				142,600	3,753,232	142,600	3,753,232
	Johnson Controls, Inc.		790,450	$15,026,455			790,450	15,026,455
	Kohl's Corp.	(a)			59,300	2,689,255	59,300	2,689,255
¤	Lowe's Cos., Inc.		2,191,450	47,116,175	367,600	7,903,400	2,559,050	55,019,575
	Target Corp.		900,700	37,162,882	76,800	3,168,768	977,500	40,331,650
	TJX Cos., Inc.				123,000	3,440,310	123,000	3,440,310
	Viacom, Inc. Class B	(a)	2,013,400	38,737,816			2,013,400	38,737,816
	Walt Disney Co. (The)				307,900	6,743,010	307,900	6,743,010
				138,043,328		34,816,983		172,860,311

	Consumer Staples 10.5%
	Coca-Cola Co. (The)		1,036,150	44,606,258			1,036,150	44,606,258
	ConAgra Foods, Inc.				124,600	2,205,420	124,600	2,205,420
¤	CVS Caremark Corp.		1,989,850	63,237,433	183,300	5,825,274	2,173,150	69,062,707
	General Mills, Inc.				58,700	2,975,503	58,700	2,975,503
	Kimberly-Clark Corp.				30,800	1,513,512	30,800	1,513,512
	Kroger Co. (The)				183,600	3,969,432	183,600	3,969,432
	PepsiCo, Inc.		874,050	43,492,728			874,050	43,492,728
	Wal-Mart Stores, Inc.				108,700	5,478,480	108,700	5,478,480
				151,336,419		21,967,621		173,304,040

	Energy 13.5%
	Apache Corp.				34,000	2,477,240	34,000	2,477,240
	Baker Hughes, Inc.		1,238,000	44,048,040	104,000	3,700,320	1,342,000	47,748,360
	Chevron Corp.				150,004	9,915,264	150,004	9,915,264
	ConocoPhillips				89,900	3,685,900	89,900	3,685,900
	Devon Energy Corp.				50,500	2,618,425	50,500	2,618,425
	ExxonMobil Corp.				119,600	7,973,732	119,600	7,973,732
	Hess Corp.				138,600	7,593,894	138,600	7,593,894
	Marathon Oil Corp.		1,526,350	45,332,595			1,526,350	45,332,595
¤	Occidental Petroleum Corp.		931,182	52,416,235			931,182	52,416,235
	Schlumberger, Ltd.				66,800	3,272,532	66,800	3,272,532
	Suncor Energy, Inc.				154,000	3,905,440	154,000	3,905,440
	Total S.A.	(b)	695,550	34,582,746			695,550	34,582,746
				176,379,616		45,142,747		221,522,363

	Financials 13.2%
	ACE, Ltd.		854,050	39,559,596			854,050	39,559,596
	Bank of America Corp.				501,800	4,481,074	501,800	4,481,074
	Bank of New York Mellon Corp. (The)		1,608,150	40,975,662	242,278	6,173,244	1,850,428	47,148,906
	Goldman Sachs Group, Inc. (The)				31,730	4,077,305	31,730	4,077,305
¤	JPMorgan Chase & Co.		1,893,700	62,492,100	279,792	9,233,136	2,173,492	71,725,236
	MetLife, Inc.				238,500	7,095,375	238,500	7,095,375
	PNC Financial Services Group, Inc.				75,200	2,985,440	75,200	2,985,440
	Prudential Financial, Inc.				111,300	3,214,344	111,300	3,214,344
	U.S. Bancorp				170,700	3,110,154	170,700	3,110,154
	Wells Fargo & Co.		1,356,150	27,136,561	310,500	6,213,105	1,666,650	33,349,666
				170,163,919		46,583,177		216,747,096

	Health Care 13.0%
	Amgen, Inc.	(a)			75,400	3,654,638	75,400	3,654,638
	Cardinal Health, Inc.				121,200	4,095,348	121,200	4,095,348
	Covidien, Ltd.		648,100	21,374,338			648,100	21,374,338
	Johnson & Johnson				117,400	6,147,064	117,400	6,147,064
	Pfizer, Inc.		2,361,750	31,552,980	248,000	3,313,280	2,609,750	34,866,260
¤	Schering-Plough Corp.		2,714,850	62,495,847			2,714,850	62,495,847
	Teva Pharmaceutical Industries, Ltd.	(b)			91,700	4,024,713	91,700	4,024,713
	UnitedHealth Group, Inc.				60,400	1,420,608	60,400	1,420,608
¤	Wyeth		1,623,050	68,817,320	178,500	7,568,400	1,801,550	76,385,720
				184,240,485		30,224,051		214,464,536

	Industrials 10.8%
	CSX Corp.		1,625,250	48,091,147			1,625,250	48,091,147

*	All securities listed in this Portfolio of Investments as being held by the MainStay Value Fund meet the investment criteria of the MainStay ICAP Select Equity Fund.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

			Mainstay ICAP Select Equity Fund		MainStay Value Fund		MainStay ICAP Select Equity Fund Pro Forma Combined
			Shares	Value	Shares	Value	Shares	Value

	FedEx Corp.				55,300	3,094,588	55,300	3,094,588
	General Electric Co.				416,000	5,262,400	416,000	5,262,400
¤	Honeywell International, Inc.		1,560,400	48,700,084	226,100	7,056,581	1,786,500	55,756,665
	Ingersoll-Rand Co., Ltd. Class A				364,300	7,930,811	364,300	7,930,811
	Lockheed Martin Corp.		574,350	45,103,706			574,350	45,103,706
	Northrop Grumman Corp.				113,300	5,478,055	113,300	5,478,055
	Rockwell Automation, Inc.				54,100	1,709,019	54,100	1,709,019
	United Technologies Corp.				122,700	5,992,668	122,700	5,992,668
				141,894,937		36,524,122		178,419,059

	Information Technology 15.8%
	ASML Holding NV		500,450	10,584,517			500,450	10,584,517
¤	Cisco Systems, Inc.	(a)	2,875,750	55,559,490			2,875,750	55,559,490
¤	Hewlett-Packard Co.		1,546,700	55,650,266	141,200	5,080,376	1,687,900	60,730,642
	Intel Corp.		2,081,900	32,852,382	280,800	4,431,024	2,362,700	37,283,406
	International Business Machines Corp.				44,100	4,551,561	44,100	4,551,561
	Microsoft Corp.		1,799,950	36,466,987	295,900	5,994,934	2,095,850	42,461,921
	Nokia OYJ	(b)			326,400	4,615,296	326,400	4,615,296
	Texas Instruments, Inc.		2,456,500	44,364,390			2,456,500	44,364,390
				235,478,032		24,673,191		260,151,223

	Materials 6.4%
¤	E.I. du Pont de Nemours & Co.		2,375,700	66,282,030	137,400	3,833,460	2,513,100	70,115,490
	Freeport-McMoRan Copper & Gold, Inc. Class B				67,400	2,874,610	67,400	2,874,610
	Newmont Mining Corp.		734,400	29,552,256			734,400	29,552,256
	Nucor Corp.				49,125	1,998,896	49,125	1,998,896
				95,834,286		8,706,966		104,541,252

	Telecommunication Services 1.0%
	AT&T, Inc.				409,600	10,493,952	409,600	10,493,952
	Verizon Communications, Inc.				187,000	5,673,580	187,000	5,673,580
						16,167,532		16,167,532

	Utilities 0.5%
	Dominion Resources, Inc.				46,200	1,393,392	46,200	1,393,392
	Duke Energy Corp.				325,000	4,488,250	325,000	4,488,250
	Southern Co. (The)				81,300	2,347,944	81,300	2,347,944
						8,229,586		8,229,586

	Total Common Stocks
	(Cost $1,413,785,471, Cost $308,482,996, Cost $1,722,268,467)			1,293,371,022		273,035,976		1,566,406,998

	Exchange Traded Funds 1.0%	(c)
	iShares Russell 1000 Value Index Fund				276,500	12,445,265	276,500	12,445,265
	Market Vectors Agribusiness Fund				100,700	3,104,581	100,700	3,104,581
	Total Exchange Traded Funds
	(Cost $0, Cost $17,772,695, Cost $17,772,695)					15,549,846		15,549,846

					Number of		Number of
					Contracts		Contracts

	Purchased Options 0.0%‡
	Purchased Call Options 0.0%‡
	Diversified Financial Services 0.0%‡
	Bank of America Corp.
	Strike Price $12.50
	Expires 5/16/09				4,250	46,750	4,250	46,750
	Citigroup, Inc.
	Strike Price $5.00
	Expires 6/20/09				5,100	61,200	5,100	61,200
						107,950		107,950
	Insurance 0.0%‡
	Aflac, Inc.
	Strike Price $30.00
	Expires 5/16/09				1,776	222,000	1,776	222,000

	Total Purchased Options
	(Cost $0, Cost $376,333, Cost $376,333)					329,950		329,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

			Mainstay ICAP Select Equity Fund		MainStay Value Fund		MainStay ICAP Select Equity Fund Pro Forma Combined
			Shares	Value	Shares	Value	Shares	Value

			Principal		Principal		Principal
			Amount		Amount		Amount

	Short-Term Investment 3.6%
	Repurchase Agreement 3.6%
	State Street Bank and Trust Co. 0.05%, dated 4/30/09 due 5/1/09 Proceeds at Maturity $38,296,929, $21,655,702 and $59,952,631 (Collateralized by a United States Treasury Bill with a zero coupon rate and maturity dates ranging from 5/7/09 - 5/28/09, with a Principal Amount of $39,065,000, $21,655,672 and $60,720,672 and a Market Value of $39,065,000, $22,090,000 and $60,720,672)		$38,296,876	38,296,876	$21,655,672	21,655,672	$59,952,548	59,952,548
	Total Short-Term Investment
	(Cost $38,296,876, Cost $21,655,672, Cost $59,952,548)			38,296,876		21,655,672		59,952,548
	Total Investments
	(Cost $1,452,082,347, Cost $348,287,696, Cost $1,800,370,043)	(d)	99.6%	1,331,667,898	100.6%	310,571,444	99.8%	1,642,239,342
	Cash and Other Assets,
	Less Liabilities		0.4	4,768,152	(0.6)	(1,919,514)	0.2	2,848,638
	Net Assets		100.0%	$1,336,436,050	100.0%	$308,651,930	100.0%	$1,645,087,980

¤	Among the Fund's 10 largest holdings, as of April 30, 2009, excluding short-term investments. May be subject to change daily.
†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	ADR - American Depositary Receipt.
(c)	Exchange Traded Fund - represents a basket of securities that are traded on an exchange.
(d)	At April 30, 2009, cost is $1,487,976,518, $350,128,551 and $1,838,105,069 for federal income tax purposes and net unrealized depreciation is as follows:
	Gross unrealized appreciation			$68,956,177		$12,569,925		$81,526,102
	Gross unrealized depreciation			(225,264,797)		(52,127,032)		(277,391,829)
	Net unrealized depreciation			$(156,308,620)		$(39,557,107)		$(195,865,727)
The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's assets carried at fair value:

	Investments in	Investments in	Investments in
Valuation Inputs	Securities	Securities	Securities

Level 1-Quoted Prices	$1,293,371,022	$288,915,772	$1,582,286,794
Level 2-Other Significant Observable Inputs	38,296,876	21,655,672	59,952,548
Level 3-Significant Unobservable Inputs	-	-	-
Total	$1,331,667,898	$310,571,444	$1,642,239,342

The Fund did not hold other financial instruments as of April 30, 2009.

At April 30, 2009, the Fund did not hold any investments with significant unobservable inputs (Level 3).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Reorganization between MainStay Mid Cap Value Fund, MainStay Value Fund and MainStay ICAP Select Equity Fund

Pro Forma Statement of Assets & Liabilities
At April 30, 2009 (unaudited)

	MainStay ICAP Select Equity Fund	MainStay Mid Cap Value Fund	MainStay Value Fund	Adjustments		MainStay ICAP Select Equity Fund Pro Forma Combined

Assets:
Investment in securities, at value	$1,331,667,898 (a)	$131,083,731 (b)	$310,571,444 (c)	$-		$1,773,323,073 (d)

Receivables:
Investment securities sold	5,269,698	1,827,535	3,916,251	-		11,013,484
Dividends and interest	1,287,923	154,345	613,629	-		2,055,897
Fund shares sold	2,755,650	102,090	37,361	-		2,895,101
Other assets	170,129	46,462	48,705	-		265,296
Total assets	1,341,151,298	133,214,163	315,187,390	-		1,789,552,851

Liabilities:
Payables:						-
Investment securities purchased	2,638,004	314,276	5,472,836	-		8,425,116
Fund shares redeemed	836,258	177,892	200,249	-		1,214,399
Manager	582,597	35,674	82,685	-		700,956
Shareholder communication	-	22,996	37,674	164,462		225,132
Professional fees	51,517	24,480	31,549	82,165		189,711
Custodian	21,879	9,521	13,360	-		44,760
Transfer agent	495,263	236,022	449,512	-		1,180,797
NYLIFE Distributors	63,295	63,302	92,720	-		219,317
Directors/Trustees	9,595	1,430	3,238	-		14,263
Accrued expenses	16,840	5,998	3,465	-		26,303
Total liabilities	4,715,248	891,591	6,387,288	246,627		12,240,754
Net assets	$1,336,436,050	$132,322,572	$308,800,102	$(246,627)		$1,777,312,097

Composition of Net Assets:
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$559,565	$153,537	$269,214	$(237,620	)(e)	744,696
Additional paid-in capital	2,192,122,673	202,989,539	451,243,096	237,620	(e)	2,846,592,928
	2,192,682,238	203,143,076	451,512,310	-		2,847,337,624
Accumulated undistributed net investment income	212,193	791,544	1,861,581	-		2,618,691
Accumulated net realized loss on investments, futures transactions and foreign						-
currency transactions	(736,043,932)	(37,960,864)	(106,857,537)	(246,627)		(880,862,333)
Net unrealized depreciation on investments and futures contracts	(120,414,449)	(33,651,184)	(37,716,252)	-		(191,781,885)
Net assets	$1,336,436,050	$132,322,572	$308,800,102	$-		$1,777,312,097

Investor Class
Net assets applicable to outstanding shares	$8,193,783	$29,391,171	$113,811,961	$(76,479)		$151,320,436
Shares of capital stock outstanding	343,623	3,331,664	9,906,930	(7,237,476	)(e)	$6,344,741
Net asset value per share outstanding	$23.85	$8.82	$11.49	$-		$23.85
Maximum sales charge (4.50% of offering price)	1.39	0.51	0.67	-		1.39
Maximum offering price per share outstanding	$25.24	$9.33	$12.16	$-		$25.24

Class A
Net assets applicable to outstanding shares	$$125,565,048	$42,038,437	$117,176,386	$(87,504)		$284,692,367
Shares of capital stock outstanding	5,264,081	4,760,497	10,216,403	(8,304,895	)(e)	$11,936,086
Net asset value per share outstanding	$23.85	$8.83	$11.47	$-		$23.85
Maximum sales charge (4.50% of offering price)	1.39	0.51	0.67	-		1.39
Maximum offering price per share outstanding	$25.24	$9.34	$12.14	$-		$25.24

Class B
Net assets applicable to outstanding shares	$-	$49,109,709	$52,987,353	$(61,965)		$102,035,097
Shares of capital stock outstanding	-	5,858,273	4,644,566	(6,208,433	)(e)	$4,294,406
Net asset value and offering price per share outstanding	$-	$8.38	$11.41	$-		$23.76

Class C
Net assets applicable to outstanding shares	$$40,977,040	$$11,459,396	$4,846,897	$(10,852)		$57,272,481
Shares of capital stock outstanding	1,724,645	1,367,154	424,770	(1,106,089	)(e)	$2,410,480
Net asset value and offering price per share outstanding	$23.76	$8.38	$11.41	$-		$23.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	MainStay ICAP Select Equity Fund	MainStay Mid Cap Value Fund	MainStay Value Fund	Adjustments		MainStay ICAP Select Equity Fund Pro Forma Combined

Class I
Net assets applicable to outstanding shares	$1,137,759,108	$218,472	$19,944,639	$(9,733)		$1,157,912,486
Shares of capital stock outstanding	47,621,359	24,361	1,725,837	(906,607	)(e)	$48,464,950
Net asset value and offering price per share outstanding	$23.89	$8.97	$11.56	$-		$23.89

Class R1
Net assets applicable to outstanding shares	$9,884,734	$47,126	$862	$(35)		$9,932,687
Shares of capital stock outstanding	413,433	5,234	75	(3,303	)(e)	$415,439
Net asset value and offering price per share outstanding	$23.91	$9.00	$11.58	$-		$23.91

Class R2
Net assets applicable to outstanding shares	$10,500,688	$58,261	$32,004	$(59)		$10,590,894
Shares of capital stock outstanding	440,193	6,564	2,775	(5,557	)(e)	$443,975
Net asset value and offering price per share outstanding	$23.85	$8.88	$11.53	$-		$23.85

Class R3
Net assets applicable to outstanding shares	$3,555,649	$-	$-	$-		$3,555,649
Shares of capital stock outstanding	149,200	-	-	-		$149,200
Net asset value and offering price per share outstanding	$23.83	$-	$-	$-		$23.83

(a) Identified cost $1,452,082,347.
(b) Identified cost $164,734,915.
(c) Identified cost $348,287,696.
(d) Identified cost $1,965,104,958.
(e) Reflects the adjustments for the cost of the Reorganization and corresponding share adjustments (net of retired shares of MainStay Mid Cap Value Fund and MainStay Value Fund).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Reorganization between MainStay Mid Cap Value Fund and
MainStay ICAP Select Equity Fund

Pro Forma Statement of Assets & Liabilities
At April 30, 2009 (unaudited)

	MainStay ICAP Select Equity Fund	MainStay Mid Cap Value Fund	Adjustments		MainStay ICAP Select Equity Fund Pro Forma Combined

Assets:
Investment in securities, at value	$1,331,667,898 (a)	$131,083,731 (b)	$-		$1,462,751,629 (c)

Receivables:
Investment securities sold	5,269,698	1,827,535	-		7,097,233
Dividends and interest	1,287,923	154,345	-		1,442,268
Fund shares sold	2,755,650	102,090	-		2,857,740
Variation margin on futures contracts	-	-			-
Other assets	170,129	46,462	-		216,591
Unrealized appreciation on foreign currency forward contracts	-	-			-
Total assets	1,341,151,298	133,214,163	-		1,474,365,461

Liabilities:
Payables:					-
Investment securities purchased	2,638,004	314,276	-		2,952,280
Fund shares redeemed	836,258	177,892	-		1,014,150
Manager	582,597	35,674	-		618,271
Shareholder communication	-	22,996	59,818		82,814
Professional fees	51,517	24,480	38,637		114,634
Custodian	21,879	9,521	-		31,400
Transfer agent	495,263	236,022	-		731,285
NYLIFE Distributors	63,295	63,302	-		126,597
Directors/Trustees	9,595	1,430	-		11,025
Variation margin on open financial futures contracts	-	-			-
Accrued expenses	16,840	5,998	-		22,838
Total liabilities	4,715,248	891,591	98,455		5,705,294
Net assets	$1,336,436,050	$132,322,572	$(98,455)		$1,468,660,167

Composition of Net Assets:
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$559,565	$153,537	$(97,959	)(d)	615,143
Additional paid-in capital	2,192,122,673	202,989,539	97,959	(d)	2,395,210,171
	2,192,682,238	203,143,076	-		2,395,825,314
Accumulated undistributed net investment income	212,193	791,544	(98,455)		905,282
Accumulated net realized loss on investments, futures transactions and foreign					-
currency transactions	(736,043,932)	(37,960,864)	-		(774,004,796)
Net unrealized depreciation on investments and futures contracts	(120,414,449)	(33,651,184)	-		(154,065,633)
Net assets	$1,336,436,050	$132,322,572	$-		$1,468,660,167

Investor Class
Net assets applicable to outstanding shares	$8,193,783	$29,391,171	$(21,869)		$37,563,085
Shares of capital stock outstanding	343,623	3,331,664	(2,100,247	)(d)	$1,575,040
Net asset value per share outstanding	$23.85	$8.82	$-		$23.85
Maximum sales charge (4.50% of offering price)	1.39	0.51	-		1.39
Maximum offering price per share outstanding	$25.24	$9.33	$-		$$25.24

Class A
Net assets applicable to outstanding shares	$125,565,048	$42,038,437	$(31,279)		$167,572,206
Shares of capital stock outstanding	5,264,081	4,760,497	(2,999,191	)(d)	$7,025,387
Net asset value per share outstanding	$23.85	$8.83	$-		$23.85
Maximum sales charge (4.50% of offering price)	1.39	0.51	-		1.39
Maximum offering price per share outstanding	$25.24	$9.34	$-		$25.24

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	MainStay ICAP Select Equity Fund	MainStay Mid Cap Value Fund	Adjustments		MainStay ICAP Select Equity Fund Pro Forma Combined

Class B
Net assets applicable to outstanding shares	$-	$49,109,709	$(36,540)		$49,073,169
Shares of capital stock outstanding	-	5,858,273	(3,792,904	)(d)	$2,065,369
Net asset value and offering price per share outstanding	$-	$8.38	$-		$23.76

Class C
Net assets applicable to outstanding shares	$40,977,040	$11,459,396	$(8,526)		$52,427,910
Shares of capital stock outstanding	1,724,645	1,367,154	(885,215	)(d)	$2,206,584
Net asset value and offering price per share outstanding	$23.76	$8.38	$-		$23.76

Class I
Net assets applicable to outstanding shares	$1,137,759,108	$218,472	$(163)		$1,137,977,417
Shares of capital stock outstanding	47,621,359	24,361	(15,223	)(d)	$47,630,497
Net asset value and offering price per share outstanding	$23.89	$8.97	$-		$$23.89

Class R1
Net assets applicable to outstanding shares	$9,884,734	$47,126	$(35)		$9,931,825
Shares of capital stock outstanding	413,433	5,234	(3,264	)(d)	$415,403
Net asset value and offering price per share outstanding	$23.91	$9.00	$-		$23.91

Class R2
Net assets applicable to outstanding shares	$10,500,688	$58,261	$(43)		$10,558,906
Shares of capital stock outstanding	440,193	6,564	(4,123	)(d)	$442,634
Net asset value and offering price per share outstanding	$23.85	$8.88	$-		$23.85

Class R3
Net assets applicable to outstanding shares	$3,555,649	$-	$-		$3,555,649
Shares of capital stock outstanding	149,200	-	-		$149,200
Net asset value and offering price per share outstanding	$23.83	$-	$-		$23.83

(a) Identified cost $1,452,082,347.
(b) Identified cost $164,734,915.
(c) Identified cost $1,616,817,262.
(d) Reflects the adjustments for the cost of the Reorganization and corresponding share adjustments (net of retired shares of MainStay Mid Cap Value Fund and MainStay Value Fund).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Reorganization between MainStay Value Fund and MainStay ICAP Select Equity Fund

Pro Forma Statement of Assets & Liabilities
At April 30, 2009 (unaudited)

	MainStay ICAP Select Equity Fund	MainStay Value Fund	Adjustments		MainStay ICAP Select Equity Fund Pro Forma Combined

Assets:
Investment in securities, at value	$1,331,667,898 (a)	$310,571,444 (b)	$-		$1,642,239,342 (c)

Receivables:
Investment securities sold	5,269,698	3,916,251	-		9,185,949
Dividends and interest	1,287,923	613,629	-		1,901,552
Fund shares sold	2,755,650	37,361	-		2,793,011
Other assets	170,129	48,705	-		218,834
Total assets	1,341,151,298	315,187,390	-		1,656,338,688

Liabilities:
Payables:					-
Investment securities purchased	2,638,004	5,472,836	-		8,110,840
Fund shares redeemed	836,258	200,249	-		1,036,507
Manager	582,597	82,685	-		665,282
Shareholder communication	-	37,674	104,644		142,318
Professional fees	51,517	31,549	43,528		83,066
Custodian	21,879	13,360	-		35,239
Transfer agent	495,263	449,512	-		944,775
NYLIFE Distributors	63,295	92,720	-		156,015
Directors/Trustees	9,595	3,238	-		12,833
Accrued expenses	16,840	3,465	-		20,305
Total liabilities	4,715,248	6,387,288	148,172		11,250,708
Net assets	$1,336,436,050	$$308,800,102	$(148,172)		$1,645,087,980

Composition of Net Assets:
Share of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$559,565	$269,214	$(139,660	)(d)	689,119
Additional paid-in capital	2,192,122,673	451,243,096	139,660	(d)	2,643,505,429
	2,192,682,238	451,512,310	(148,172)		2,644,194,548
Accumulated undistributed net investment income	212,193	1,861,581	-		1,925,602
Accumulated net realized loss on investments, futures transactions and foreign					-
currency transactions	(736,043,932)	(106,857,537)	-		(842,901,469)
Net unrealized depreciation on investments and futures contracts	(120,414,449)	(37,716,252)	-		(158,130,701)
Net assets	$1,336,436,050	$308,800,102	$-		$1,645,087,980

Investor Class
Net assets applicable to outstanding shares	$8,193,783	$113,811,961	$(54,611)		$121,951,133
Shares of capital stock outstanding	343,623	9,906,930	(5,137,230	)(d)	$5,113,323
Net asset value per share outstanding	$23.85	$11.49	$-		$23.85
Maximum sales charge (4.50% of offering price)	1.39	0.67	-		1.39
Maximum offering price per share outstanding	$25.24	$12.16	$-		$25.24

Class A
Net assets applicable to outstanding shares	$125,565,048	$117,176,386	$(56,225)		$242,685,209
Shares of capital stock outstanding	5,264,081	10,216,403	(5,305,704	)(d)	$10,174,780
Net asset value per share outstanding	$23.85	$11.47	$-		$23.85
Maximum sales charge (4.50% of offering price)	1.39	0.67	-		1.39
Maximum offering price per share outstanding	$25.24	$12.14	$-		$25.24

Class B
Net assets applicable to outstanding shares	$-	$52,987,353	$(25,425)		$52,961,928
Shares of capital stock outstanding	-	4,644,566	(2,415,529	)(d)	$2,229,037
Net asset value and offering price per share outstanding	$-	$11.41	$-		$23.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	MainStay ICAP Select Equity Fund	MainStay Value Fund	Adjustments		MainStay ICAP Select Equity Fund Pro Forma Combined

Class C
Net assets applicable to outstanding shares	$40,977,040	$4,846,897	$(2,326)		$45,821,611
Shares of capital stock outstanding	1,724,645	424,770	(220,874	)(d)	$1,928,541
Net asset value and offering price per share outstanding	$23.76	$11.41	$-		$23.76

Class I
Net assets applicable to outstanding shares	$1,137,759,108	$19,944,639	$(9,570)		$1,157,694,177
Shares of capital stock outstanding	47,621,359	1,725,837	(891,385	)(d)	$48,455,811
Net asset value and offering price per share outstanding	$23.89	$11.56	$-		$23.89

Class R1
Net assets applicable to outstanding shares	$9,884,734	$862	$-		$9,885,596
Shares of capital stock outstanding	413,433	75	(39	)(d)	$413,469
Net asset value and offering price per share outstanding	$23.91	$11.58	$-		$23.91

Class R2
Net assets applicable to outstanding shares	$10,500,688	$32,004	$(15)		$10,532,677
Shares of capital stock outstanding	440,193	2,775	(1,434	)(d)	$441,534
Net asset value and offering price per share outstanding	$23.85	$11.53	$-		$23.85

Class R3
Net assets applicable to outstanding shares	$3,555,649	$-	$-		$3,555,649
Shares of capital stock outstanding	149,200	-	-		$149,200
Net asset value and offering price per share outstanding	$23.83	$-	$-		$23.83

(a) Identified cost $1,452,082,347.
(b) Identified cost $348,287,696.
(c) Identified cost $1,800,370,043.
(d) Reflects the adjustments for the cost of the Reorganization and corresponding share adjustments (net of retired shares of MainStay Mid Cap Value Fund and MainStay Value Fund).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Reorganization between MainStay Mid Cap Value Fund, MainStay Value Fund and
MainStay ICAP Select Equity Fund

Pro Forma Statement of Operations
For the year ended April 30, 2009 (unaudited)

	MainStay ICAP Select Equity Fund	MainStay Mid Cap Value Fund		MainStay Value Fund		Adjustments		MainStay ICAP Select Equity Fund Pro Forma Combined
Investment Income:
Income:
Dividends	$41,935,683	$4,711,620		$11,768,841		$-		$58,416,144
Interest	1,311,147	57,258		150,069				$1,518,474
Income from securities loaned - net	173,634	96,294		97,943		-		$367,871
Total income	43,420,464	4,865,172		12,016,853		-		60,302,489

Expenses:
Manager	12,952,339	1,278,508	(a)	2,824,115	(a)	547,525	(b)	17,602,487
Transfer agent - Investor Class	22,251	176,622		704,649		-		903,522
Transfer agent - Class A	182,247	155,488		330,418		-		668,153
Transfer agent - Classes B and C	134,302	446,496		451,582		-		1,032,380
Transfer agent - Class I,R1,R2 & R3	1,668,689	1,092		21,828		-		1,691,609
Shareholder communication	398,138	114,441		155,977		(68,847)	(c)	599,709
Distribution - Class B	-	511,593		582,927		-		1,094,520
Distribution - Class C	374,696	126,672		49,893		-		551,261
Distribution - Class R3	3,599	-		-				3,599
Professional fees	288,999	59,673		91,881		(53,600)	(c)	386,953
Distribution/Service - Investor Class	20,590	83,189		323,401		-		427,180
Distribution/Service - Class A	381,907	143,851		446,740		-		972,498
Distribution/Service - Class R2	26,465	280		46				26,791
Distribution/Service - Class R3	7,245	-		-				7,245
Service - Class B	-	170,531		194,309		-		364,840
Service - Class C	124,899	42,223		16,631		-		183,753
Registration	203,170	95,461		92,565		-		391,196
Custodian	42,586	9,315		13,199		(14,268)	(c)	50,832
Directors/Trustees	82,223	6,968		16,691		-		105,882
Shareholder Service Class R1	5,529	5		-				5,534
Shareholder Service Class R2	10,586	112		19				10,717
Shareholder Service Class R3	2,169	-		-				2,169
Miscellaneous	118,005	26,184		35,483		-		179,672
Total expenses before waiver	17,050,634	3,448,704		6,352,354		410,810		27,262,502
Expense waiver from Manager	(3,052,534)	(411,999)		(872,194)				(4,336,727)
Net expenses	13,998,100	3,036,705		5,480,160		410,810		22,925,775
Net investment income	29,422,364	1,828,467		6,536,693		410,810		37,376,714

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(667,847,939)	(44,372,232)		(102,828,933)		-		(815,049,104)
Net realized gain (loss) on foreign currency transactions	-	-		387		-		387
Net realized gain (loss) on written option transactions				290,885				290,885
Net change in unrealized appreciation (depreciation) on investments	(124,133,794)	(38,046,380)		(105,408,605)		-		(267,588,779)
Net realized and unrealized loss on investments	(791,981,733)	(82,418,612)		(207,946,266)		-		(1,082,346,611)
Net increase (decrease) in net assets resulting from operations	$(762,559,369)	$(80,590,145)		$(201,409,573)		$410,810		$(1,044,969,897)

(a) Effective August 1, 2008, the recordkeeping service fee is included in the Manager fee.
(b) Reflects adjustment in expenses due to an increase in management fees.
(c) Reflects adjustment in expenses based on MainStay ICAP Select Equity Fund's 2009 acquisition of MainStay Mid Cap Value Fund and MainStay Value Fund and an overall change in expenses.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Reorganization between MainStay Mid Cap Value Fund and
MainStay ICAP Select Equity Fund

Pro Forma Statement of Operations
For the year ended December 31, 2008 (Unaudited)

	MainStay ICAP Select Equity Fund	MainStay Mid Cap Value Fund		Adjustments		Pro Forma Fund
Investment Income:
Income:
Dividends	$41,935,683	$4,711,620		$-		$46,647,303
Interest	1,311,147	57,258				$1,368,405
Income from securities loaned - net	173,634	96,294		-		$269,928
Total income	43,420,464	4,865,172		-		48,285,636

Expenses:
Manager	12,952,339	1,278,508	(a)	135,074	(b)	14,365,921
Transfer agent - Investor Class	22,251	176,622		-		198,873
Transfer agent - Class A	182,247	155,488		-		337,735
Transfer agent - Classes B and C	134,302	446,496		-		580,798
Transfer agent - Class I,R1,R2 & R3	1,668,689	1,092		-		1,669,781
Shareholder communication	398,138	114,441		(30,165)	(c)	482,414
Distribution - Class B	-	511,593		-		511,593
Distribution - Class C	374,696	126,672		-		501,368
Distribution - Class R3	3,599	-				3,599
Professional fees	288,999	59,673		(26,801)	(c)	321,871
Distribution/Service - Investor Class	20,590	83,189		-		103,779
Distribution/Service - Class A	381,907	143,851		-		525,758
Distribution/Service - Class R2	26,465	280				26,745
Distribution/Service - Class R3	7,245	-				7,245
Service - Class B	-	170,531		-		170,531
Service - Class C	124,899	42,223		-		167,122
Registration	203,170	95,461		-		298,631
Custodian	42,586	9,315		(6,564)	(c)	45,337
Directors/Trustees	82,223	6,968		-		89,191
Shareholder Service Class R1	5,529	5				5,534
Shareholder Service Class R2	10,586	112				10,698
Shareholder Service Class R3	2,169	-				2,169
Miscellaneous	118,005	26,184		-		144,189
Total expenses before waiver	17,050,634	3,448,704		71,544		20,570,882
Expense waiver from Manager	(3,052,534)	(411,999)				(3,464,533)
Net expenses	13,998,100	3,036,705		71,544		17,106,349
Net investment income	29,422,364	1,828,467		71,544		31,179,287

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(667,847,939)	(44,372,232)		-		(712,220,171)
Net realized gain (loss) on foreign currency transactions	-	-		-		-
Net change in unrealized appreciation (depreciation) on investments	(124,133,794)	(38,046,380)		-		(162,180,174)
Net realized and unrealized loss on investments	(791,981,733)	(82,418,612)		-		(874,400,345)
Net increase (decrease) in net assets resulting from operations	$(762,559,369)	$(80,590,145)		$71,544		$(843,221,058)

(a) Effective August 1, 2008, the recordkeeping service fee is included in the Manager fee.
(b) Reflects adjustment in expenses due to an increase in management fees.
(c) Reflects adjustment in expenses based on MainStay ICAP Select Equity Fund's 2009 acquisition of MainStay Mid Cap Value Fund and an overall change in expenses.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Reorganization between MainStay Value Fund and
MainStay ICAP Select Equity Fund

Pro Forma Statement of Operations
For the year ended April 30, 2009 (unaudited)

	MainStay ICAP Select Equity Fund	MainStay Value Fund		Adjustments		MainStay ICAP Select Equity Fund Pro Forma Combined
Investment Income:
Income:
Dividends	$41,935,683	$11,768,841		$-		$53,704,524
Interest	1,311,147	150,069				$1,461,216
Income from securities loaned - net	173,634	97,943		-		$271,577
Total income	43,420,464	12,016,853		-		55,437,317

Expenses:
Manager	12,952,339	2,824,115	(a)	415,773	(b)	16,192,227
Transfer agent - Investor Class	22,251	704,649		-		726,900
Transfer agent - Class A	182,247	330,418		-		512,665
Transfer agent - Classes B and C	134,302	451,582		-		585,884
Transfer agent - Class I,R1,R2 & R3	1,668,689	21,828		-		1,690,517
Shareholder communication	398,138	155,977		(38,682)	(c)	515,433
Distribution - Class B	-	582,927		-		582,927
Distribution - Class C	374,696	49,893		-		424,589
Distribution - Class R3	3,599	-				3,599
Professional fees	288,999	91,881		(26,799)	(c)	354,081
Distribution/Service - Investor Class	20,590	323,401		-		343,991
Distribution/Service - Class A	381,907	446,740		-		828,647
Distribution/Service - Class R2	26,465	46				26,511
Distribution/Service - Class R3	7,245	-				7,245
Service - Class B	-	194,309		-		194,309
Service - Class C	124,899	16,631		-		141,530
Registration	203,170	92,565		-		295,735
Custodian	42,586	13,199		(7,704)	(c)	48,081
Directors/Trustees	82,223	16,691		-		98,914
Shareholder Service Class R1	5,529	-				5,529
Shareholder Service Class R2	10,586	19				10,605
Shareholder Service Class R3	2,169	-				2,169
Miscellaneous	118,005	35,483		-		153,488
Total expenses before waiver	17,050,634	6,352,354		342,588		23,745,576
Expense waiver from Manager	(3,052,534)	(872,194)				(3,924,728)
Net expenses	13,998,100	5,480,160		342,588		19,820,848
Net investment income	29,422,364	6,536,693		342,588		35,616,469

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(667,847,939)	(102,828,933)		-		(770,676,872)
Net realized gain (loss) on foreign currency transactions	-	387		-		387
Net realized gain (loss) on written option transactions		290,885				290,885
Net change in unrealized appreciation (depreciation) on investments	(124,133,794)	(105,408,605)		-		(229,542,399)
Net realized and unrealized loss on investments	(791,981,733)	(207,946,266)		-		(999,927,999)
Net increase (decrease) in net assets resulting from operations	$(762,559,369)	$(201,409,573)		$342,588		$(964,311,530)

(a) Effective August 1, 2008, the recordkeeping service fee is included in the Manager fee.
(b) Reflects adjustment in expenses due to an increase in management fees.
(c) Reflects adjustment in expenses based on MainStay ICAP Select Equity Fund's 2009 acquisition of MainStay Value Fund and an overall change in expenses.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Reorganizations between
MainStay Mid Cap Value Fund and MainStay ICAP Select Equity Fund and between
MainStay Value Fund and MainStay ICAP Select Equity Fund

Pro Forma Notes to the Financial Statements
At April 30, 2009

Note 1 – Basis of Combination:
At a meeting on June 23, 2009, the Board of Directors/Trustees of The MainStay Funds (the “Trust”) and ICAP Funds, Inc. (the “Company”) approved the combination whereby the MainStay ICAP Select Equity Fund (“ICAP Select Equity Fund”), an open-end management investment company, will acquire all of the assets of MainStay Mid Cap Value Fund (the “Mid Cap Value Fund”) and the MainStay Value Fund (the “Value Fund”), and assume all of the liabilities of such Funds, in exchange for a number of shares of ICAP Select Equity Fund equal in value to the net assets of the Mid Cap Value Fund and the Value Fund (each a “Reorganization”). Each Reorganization is subject to the approval of the respective shareholders of the Mid Cap Value Fund and the Value Fund, but the Reorganizations are not contingent upon each other.

Each Reorganization will be accounted for as a tax-free reorganization. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2009. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of ICAP Select Equity Fund, Mid Cap Value Fund and Value Fund at April 30, 2009. The unaudited pro forma statement of operations reflects the results of operations of ICAP Select Equity Fund, Mid Cap Value Fund and Value Fund for the year ended April 30, 2009 as if the merger had occurred as of May 1, 2008. These statements have been derived from the Fund’s respective books and records utilized in calculating daily net asset value at the date indicated above for ICAP Select Equity Fund, Mid Cap Value Fund and Value Fund under generally accepted accounting principles in the United States. The historical cost of investment securities will be carried forward to the surviving entity, which is the ICAP Select Equity Fund.

The unaudited pro forma portfolio of investments, statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund that are incorporated by reference in the Statements of Additional Information.

Note 2 – Security Valuation:
The net asset value per share of each class of shares of a Fund is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading as of the close of regular trading on the exchange. The net asset value per share of each class of shares of a Fund is determined by taking the current market value of total assets attributable to that class, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Debt securities are valued at prices supplied by a pricing agent or broker selected by a Fund’s Manager in consultation with the Fund Subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by a Fund’s Manager, in consultation with the Fund’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange (generally 4:00 p.m. Eastern time) on each day a Fund is open for business (“valuation date”). Investments in other mutual funds are valued at their net asset values as of the close of the Exchange on the valuation date. Equity securities are valued at the latest quoted sales prices as of the close of trading on the Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.  Prices normally are taken from the principal market in which each security trades. Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by a Fund’s Board of Directors/Trustees to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of a Fund’s Manager or Subadvisor, reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. At April 30, 2009, none of the securities of the Mid Cap Value Fund, the Value Fund or the ICAP Select Equity Fund were valued in such a manner.

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective for the fiscal period beginning January 1, 2008 with respect to the ICAP Select Equity Fund and the fiscal period beginning November 1, 2008 with respect to the Mid Cap Value Fund and the Value Fund. (See Note 1.) In accordance with SFAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as, the risk inherent in a particular valuation technique used to measure fair value, including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for each Fund's investments is included at the end of each Fund's Portfolio of Investments.

The valuation techniques used by the Funds to measure fair value during the six-month period ended April 30, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

Note 3 – Capital Shares:
The unaudited pro forma net asset value per share assumes retired shares of common stock in connection with the proposed acquisition of Mid Cap Value Fund and Value Fund by ICAP Select Equity Fund as of April 30, 2009. The number of retired shares was calculated by dividing the net asset value of each Class of Mid Cap Value Fund and Value Fund by the respective Class net asset value per share of ICAP Select Equity Fund.

As of April 30, 2009, the number of outstanding shares of Investor Class of the Mid Cap Value Fund was 3,331,664. If the Reorganization was effected on April 30, 2009, shareholders of the Investor Class of Mid Cap Value Fund would have received 1,231,417 Investor Class shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Investor Class of the Value Fund was 9,906,930. If the Reorganization was effected on April 30, 2009, shareholders of the Investor Class of Value Fund would have received 4,769,700 Investor Class shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class A of the Mid Cap Value Fund was 4,760,497. If the Reorganization was effected on April 30, 2009, shareholders of Class A of Mid Cap Value Fund would have received 1,761,306 Class A shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class A of the Value Fund was 10,216,403. If the Reorganization was effected on April 30, 2009, shareholders of Class A of Value Fund would have received 4,910,699 Class A shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class B of the Mid Cap Value Fund was 5,858,273. If the Reorganization was effected on April 30, 2009, shareholders of Class B of Mid Cap Value Fund would have received 2,065,369 Class B shares of the ICAP Select Equity und in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class B of the Value Fund was 4,644,566. If the Reorganization was effected on April 30, 2009, shareholders of Class B of Value Fund would have received 2,229,037 Class B shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class C of the Mid Cap Value Fund was 1,367,154. If the Reorganization was effected on April 30, 2009, shareholders of Class C of Mid Cap Value Fund would have received 481,939 Class C shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class C of the Value Fund was 424,770. If the Reorganization was effected on April 30, 2009, shareholders of Class C of Value Fund would have received 203,896 Class C shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class I of the Mid Cap Value Fund was 24,361. If the Reorganization was effected on April 30, 2009, shareholders of Class I of Mid Cap Value Fund would have received 9,138 Class I shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class I of the Value Fund was 1,725,837. If the Reorganization was effected on April 30, 2009, shareholders of Class I of Value Fund would have received 834,452 Class I shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class R1 of the Mid Cap Value Fund was 5,234. If the Reorganization was effected on April 30, 2009, shareholders of Class R1 of Mid Cap Value Fund would have received 1,970 Class R1 shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class R1 of the Value Fund was 75. If the Reorganization was effected on April 30, 2009, shareholders of Class R1 of Value Fund would have received 36 Class R1 shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class R2 of the Mid Cap Value Fund was 6,564. If the Reorganization was effected on April 30, 2009, shareholders of Class R2 of Mid Cap Value Fund would have received 2,441 Class R2 shares of the ICAP Select Equity Fund in the Reorganization.

As of April 30, 2009, the number of outstanding shares of Class R2 of the Value Fund was 2,775. If the Reorganization was effected on April 30, 2009, shareholders of Class R2 of Value Fund would have received 1,341 Class R2 shares of the ICAP Select Equity Fund in the Reorganization.

Note 4 – Unaudited Pro Forma Adjustments:
The accompanying unaudited pro forma financial statements reflect changes in Fund shares as if each Reorganization had taken place on April 30, 2009. Mid Cap Value Fund and Value Fund expenses were adjusted assuming ICAP Select Equity Fund’s fee structure was in effect for the year ended April 30, 2009.

Note 5 – Use of Estimates:
In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 6 – Federal Income Taxes:
Each of the Funds is treated as a separate entity for federal income tax purposes.  The Company’s and Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income tax provision is required.

ICAP FUNDS, INC.

PART C

OTHER INFORMATION

ITEM 15: INDEMNIFICATION

The MainStay Group of Funds, which includes Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc., MainStay Funds Trust, MainStay VP Series Fund, Inc. and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy.  The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only.  Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

Article VI of ICAP Funds, Inc.’s (the “Registrant’s”) Articles of Incorporation provide:

6.3.   Liability of Directors and Officers.

(a)To the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

(b)In the performance of his duties, a director is entitled to rely on any information, opinion, report, or statement, including any financial statement or other financial data, prepared by others, to the extent not inconsistent with the General Laws of the State of Maryland. A person who performs his duties in accordance with the standards of Article 2-405.1 of the Maryland General Corporation Law or otherwise in accordance with applicable law shall have no liability by reason of being or having been a director of the Corporation.

Moreover, Article VII of the Articles of Incorporation of the Registrant state:

7.4.  Indemnification. The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article 7.4 shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Incorporation shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

In addition, Article VI of the Registrant's By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Each Director also has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Director to the fullest extent permitted by law and by the Charter and By-laws of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16:	EXHIBITS

(1)	Charter of Registrant

a.	Registrant’s Articles of Incorporation – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997*

b.
Registrant’s Articles Supplementary, dated December 8, 1997 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 23, 1997*

c.
Registrant’s Articles of Amendment, dated April 29, 2005 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 2005*

d.	Registrant’s Articles Supplementary, May 22, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 29, 2006*

e.	Registrant’s Articles of Amendment, dated May 22, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 29, 2006*

f.
Registrant’s Articles of Amendment, dated April 16, 2007 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 20, 2007*

g.
Registrant’s Articles Supplementary, dated April 11, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008*

h.	Registrant’s Articles Supplementary, dated July 10, 2009 – Previously filed with Registrant's Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on July 17, 2009*

(2)	By-Laws

a.	Registrant’s By-Laws – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 1997*

b.
Amendment to Registrant’s By-Laws, dated February 16, 2005 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 29, 2005*

(3)	Voting Trust Agreement - Inapplicable

(4)	Agreements of Reorganization

a.
Form of Agreement and Plan of Reorganization between MainStay Mid Cap Value Fund and MainStay ICAP Select Equity Fund and between MainStay Value Fund and MainStay ICAP Select Equity Fund – Filed herewith as Exhibit A to this Proxy Statement/Prospectus

(5)	Instruments Defining Rights of Shareholders

a.	See the Articles of Incorporation, as amended and supplemented from time to time (Exhibit 1, above), and the Amended By-Laws (Exhibit 2, above)

(6)	Investment Advisory Contracts

a.
Amended and Restated Management Agreement with New York Life Investment Management LLC, dated August 1, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

1.	Expense Limitation Agreement, dated August 25, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

b.
Amended and Restated Subadvisory Agreement, dated August 1, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

(7)	Underwriting Contracts

a.
Distribution Agreement dated as of June 30, 2006 with NYLIFE Distributors LLC – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 29, 2006*

(8)	Bonus or Profit Sharing Contracts – Inapplicable

(9)	Custodian Agreements

a.
Master Custodian Agreement with Investors Bank and Trust Company, dated as of June 30, 2005 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 29, 2006*

1.
Amendment to Custodian Agreement with Investors Bank and Trust Company, dated as of September 27, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 29, 2006*

2.
Extension Agreement (for Custodian Agreement) dated January 31, 2008, between New York Life Investment Management LLC and State Street Bank and Trust Company – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008*

3.
Amendment to Master Custodian Agreement with State Street Bank and Trust Company, dated April 30, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

4.
Amendment to Master Custodian Agreement with State Street Bank and Trust Company, dated September 29, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

5.
Amendment to Master Custodian Agreement with State Street Bank and Trust Company, dated February 13, 2009 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

b.
Amendment to Master Delegation Agreement with Investors Bank and Trust Company, dated as of September 27, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

1.
Amendment to Master Delegation Agreement with State Street Bank and Trust Company, dated April 30, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

2.
Amendment to Master Delegation Agreement with State Street Bank and Trust Company, dated September 29, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

3.
Amendment to Master Delegation Agreement with State Street Bank and Trust Company, dated February 13, 2009 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

(10)	Rule 12b-1 Plans and Rule 18f-3 Plans

a.
Plan of Distribution pursuant to Rule 12b-1 (Class A Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008*

b.
Plan of Distribution pursuant to Rule 12b-1 (Class B Shares) – Previously filed with Registrant's Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on July 17, 2009*

c.
Plan of Distribution pursuant to Rule 12b-1 (Class C Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008*

d.
Plan of Distribution pursuant to Rule 12b-1 (Class R2 Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008*

e.
Form of Plan of Distribution pursuant to Rule 12b-1 (Investor Class Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008*

f.
Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated December 12, 2008 — Previously filed with Registrant's Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on July 17, 2009*

(11)
Opinion of counsel regarding legality of the securities being registered – Previously filed with Registrant's Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on July 17, 2009*

(12)	Forms of Opinion and consent of counsel regarding tax matters

a.	Form of Opinion and consent of counsel regarding tax matters with respect to MainStay Mid Cap Value Fund – Filed herewith

b.	Form of Opinion and consent of counsel regarding tax matters with respect to MainStay Value Fund – Filed herewith

(13)	Other Material Contracts

a.	Transfer Agency Agreements

1.
Amended and Restated Transfer Agency Agreement with NYLIM Service Company LLC, dated as of October 1, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

2.
Amended and Restated Sub-Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., dated October 1, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

b.	Sub-Accounting and Sub-Administration Agreements

1.
Sub-Administration and Sub-Fund Accounting Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company, dated as of August 31, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 29, 2006*

2.
Amendment to Sub-Administration and Sub-Fund Accounting Agreement between New York Life Investment Management LLC and Investors Bank and Trust Company, dated as of August 31, 2006 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 29, 2006*

3.
Extension Agreement (for Master Sub-Accounting and Sub-Administration Agreement), dated January 31, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008*

4.
Form of Amendment to Master Sub-Accounting and Sub-Administration Agreement, dated April 30, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 18, 2008*

5.
Amendment to Master Sub-Accounting and Sub-Administration Agreement with State Street Bank and Trust Company, dated September 29, 2008 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

6.
Amendment to Master Sub-Accounting and Sub-Administration Agreement with State Street Bank and Trust Company, dated February 13, 2009 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on March 2, 2009*

c.	Shareholder Services Plans

1.	Shareholder Services Plan (Class R1 Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 29, 2006*

2.	Shareholder Services Plan (Class R2 Shares) – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on August 29, 2006*

d.
Indemnification Agreement with Dr. Gentry, dated February 11, 2004 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 22, 2004*

e.
Indemnification Agreement with Mr. Hays, dated February 11, 2004 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 22, 2004*

f.
Indemnification Agreement with Mr. Nations, dated February 11, 2004 – Previously filed with Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on April 22, 2004*

(14)	Other Opinions

a.	Consent of Independent Registered Public Accounting Firm to ICAP Funds, Inc., KPMG LLP – Filed herewith

(15)	Omitted Financial Statements – Inapplicable

(16)	Powers of Attorney – Previously filed with Registrant's Registration Statement on Form N-14 as filed with the Securities and Exchange Commission on July 17, 2009*

(17)	Additional Exhibits – Inapplicable

* Incorporated herein by reference.

ITEM 17:	UNDERTAKINGS

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Parsippany and the State of New Jersey on the 19th day of August , 2009.

ICAP FUNDS, INC.

/s/ Stephen P. Fisher
Stephen P. Fisher
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 19 , 2009.

SIGNATURE	TITLE

/s/ Susan B. Kerley*	Director and Chairman of the Board
Susan B. Kerley

/s/ Alan R. Latshaw*	Director
Alan R. Latshaw

/s/ Peter Meenan*	Director
Peter Meenan

/s/ John Kim*	Director
John Kim

/s/ Richard H. Nolan, Jr.*	Director
Richard H. Nolan, Jr.

/s/ Richard S. Trutanic*	Director
Richard S. Trutanic

/s/ Roman L. Weil*	Director
Roman L. Weil

/s/ John A. Weisser*	Director
John A. Weisser

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

By: /s/ Marguerite E. H. Morrison	Chief Legal Officer and Secretary
Marguerite E. H. Morrison
As Attorney-in-Fact*

*  Pursuant to Powers of Attorney previously filed with the Registrant's Registration Statement on Form N-14 on July 17, 2009 .

EXHIBIT LIST

(12)(a)	Form of Opinion and consent of counsel regarding tax matters with respect to MainStay Mid Cap Value Fund

(12)(b)	Form of Opinion and consent of counsel regarding tax matters with respect to MainStay Value Fund

(14)(a)	Consent of Independent Registered Public Accounting Firm to ICAP Funds, Inc., KPMG LLP